Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (the "Amendment"), is dated as of September 22, 2022 and is made by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation ("ICD"), SIDEWINDER DRILLING LLC, a Delaware limited liability company (formerly known as ICD Operating LLC, and successor by merger to Patriot Saratoga Merger Sub, LLC) ("ICD Operating", and together with ICD, each a "Borrower" and collectively, "Borrowers"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent") and the Lenders party hereto.

RECITALS

Pursuant to that certain Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Borrowers, Agent and Lenders, Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have respective meanings ascribed to such terms in the Credit Agreement.

2. Amendment to Credit Agreement.

(a) Borrowers, Agent and Lender entered into an amendment to the Credit Agreement dated July 31, 2022 that was mistakenly titled "Third Amendment to Credit Agreement". Borrowers, Agent and Lender acknowledge and agree that the amendment to the Credit Agreement dated July 31, 2022 is fourth amendment to the Credit Agreement. Any reference to the "Third Amendment" in the Credit Agreement or any other Loan Document shall mean "Amendment No. 4" and the any reference to the "Third Amendment Effective Date" shall mean the "Amendment No. 4 Effective Date".

(b) As of the effective date of this Amendment, the Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.

3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

4. Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

7106766.2 06758/1966

7106766.2 06758/1966 2 (a) The Agent (or its couns el) shall have received the following, in form and substance acceptable to Agent: (i) a counterpart of this Amendment signed on behalf of each Loan Party and each Lender; (ii) a n Officer’s Certificate of each Loan Party certifying (i) that the resolutions of such Loan Party , which were certified and delivered to Agent pursuant to the Officer’s Certificate of such Loan Party date d October 1, 2018, continue in full force and effect and have not been terminated, amended or otherwise modified, a nd such resolutions authorize the execution and delivery of this Amendment, and any other agreement or instruments required hereunder by each Loan Party and the performance by each Loan Party of its obligations hereunder and thereunder, (ii) that the organ izational documents of each Loan Party attached to such certificate are true, correct and complete copies of such organizational documents as in effect on the date hereof , and (iii) the names and genuine signatures of each of the officers and agents of suc h Loan Party who are authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of such Loan Party; ( i ii ) any and all other documents, instruments, writings, agreements, and information as Agent may rea sonably request .. (b) Borrower shall have Excess Availability on the effective date of this Amendment of not less than $4,000,000 .. 5. Amendment Fee .. In consideration of the amendments set forth herein, Borrower shall on the date hereof, pay to Agent, for the account of Lenders, or Agent, at its option, may charge as a Revolving Loan, an amendment fee in the amount of $ 50,000 , which fee is fully earned and payable as of the effective date of this this Amendment and shall constitute part of the Obligations. 6. Repr esentations and Warranties .. Each Borrower hereby represent s and warrant s to Agent and Lender as follows: (a) Such Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perfor m all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by such Borrower and constitute the legal, valid and binding obligation of such Borrower , enforceable in accordance w ith its terms, subject to applicable Federal and state bankruptcy and insolvency laws affecting generally the rights of creditors. (b) The execution, delivery and performance by such Borrower of this Amendment and any other agreements or instruments required h ereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any p rovision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower , or the articles of incorporation or the by - laws of such Borrower , or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected. (c) All of the representations and warranties contained in Section 4 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the

7106766.2 06758/1966 3 extent that such representations and warranties relate solely to an earli er date in which case such representations and warranties shall be correct in all material respects as of such earlier date .. (d) No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment. 7. References .. As of the ef fective date of this Amendment, all references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. 8. No Waiver .. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreeme nt or other document held by Agent or any Lender, whether or not known to Agent or any Lender and whether or not existing on the date of this Amendment. 9. Release .. Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each member of the Lender Group, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, a gents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borro wer has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. 10. Costs and Expenses .. Borrower hereby reaffirm s its agreement under the Credit Agreement to pay or reimburse Agent on demand for all costs and expenses incurred by Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agree s to pay all reasonable fees and disbursements of counsel to Agent for the se rvices performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agree s that Agent may, at any time or from time to time in its sole discretion and without further a uthorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses. 11. Governing Law .. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York. 12. Counterparts .. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signat ures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signatur e. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together,

7106766.2 06758/1966 4 constitute only on e instrument. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of the Agreement. 13. Miscellaneous .. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. For the avoidance of doubt, this Amendment sh all be deemed a Loan Document. [Signature pages follow]

Amendment No. 5 to Credit AgreementIN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed asof the date first written above. /s/ Philip A. Choyce Philip A.Choyce Executive Vice President & CFO /s/ Philip A.ChoycePhilip A. CHoyce Executive Vice President & CFO

AGENT AND LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender By: /s/ Seth Setterberg Name: Seth Setterberg Title: Authorized Signatory

7109971.1 7109971.6 Exhibit A to Amendment No. 5 to Credit Agreement dated September 22, 2022 CREDIT AGREEMENT by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Issuing Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Sole Lead Arranger and Bookrunner, THE LENDERS PARTY HERETO, as Lenders, INDEPENDENCE CONTRACT DRILLING, INC. ICD OPERATING LLC PATRIOT SARATOGA MERGER SUB, LLC, as Borrower Borrowers, and THE OTHER PARTIES HERETO, as Gu arantors, Dated as of October 1, 2018

i 7109971.6 TABLE OF CONTENTS Page 1. DEFINITIONS AND CONSTRUCTION. ................................. ................................. ....................... 1 1.1 Definitions ................................. ................................. ................................. ........................... 1 1.2 Accounting Terms ................................. ................................. ................................. .......... 46 49 1.3 UCC ................................. ................................. ................................. ............................... 47 50 1.4 Construction ................................. ................................. ................................. ................... 47 50 1.5 Time References ................................. ................................. ................................. ............ 48 51 1.6 Schedules and Exhibits ................................. ................................. ................................. .. 48 51 1.7 Divisions ................................. ................................. ................................. ............................ 51 1.8 Rates ................................. ................................. ................................. ................................. .. 51 2. LOANS AND TERMS OF PAYMENT. ................................. ................................. .................... 48 51 2.1 Revolving Loans .. ................................. ................................. ................................. ........... 48 51 2.2 Reserved .. ................................. ................................. ................................. ........................ 49 52 2.3 Borrowing Procedures and Settlements .. ................................. ................................. ........ 49 52 2.4 Payments; Reductions of Commitments; Prepayments .. ................................. ................ 55 58 2.5 Promise to Pay; Promissory Notes .. ................................. ................................. ................ 58 62 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations .. ................ 59 62 2.7 Crediting Payments ................................. ................................. ................................. ........ 60 64 2.8 Designated Account ................................. ................................. ................................. ....... 60 64 2.9 Maintenance of Loan Account; Statements of Obligations ................................. ........... 60 64 2.10 Fees .. ................................. ................................. ................................. ............................... 61 64 2.11 Letters of Credit .. ................................. ................................. ................................. ............ 61 65 2.12 LIBOR SOFR Option .. ................................. ................................. ................................. .... 69 73 2.13 Capital Requirements .. ................................. ................................. ................................. .... 71 76 2.14 Reserved .. ................................. ................................. ................................. ........................ 73 78 2.15 Reserved .. ................................. ................................. ................................. ........................ 73 78 2.16 Joint and Several Liabilities of Borrowers .. ................................. ................................. .... 73 78 3. CONDITIONS; TERM OF AGREEMENT. ................................. ................................. .............. 75 80 3.1 Conditions Precedent to the Initial Extension of Credit ................................. ................ 75 80 3.2 Conditions Precedent to all Extensions of Credit ................................. .......................... 76 80 3.3 Maturity ................................. ................................. ................................. ......................... 76 81 3.4 Effect of Maturity ................................. ................................. ................................. .......... 76 81 3.5 Early Termination by Borrowers ................................. ................................. ................... 76 81 3.6 Conditions Subsequent ................................. ................................. ................................. .. 77 81 4. REPRESENTATIONS AND WARRANTIES. ................................. ................................. .......... 77 81 4.1 Due Organization and Qualification; Subsidiaries .. ................................. ........................ 77 82 4.2 Due Authorization; No Conflict .. ................................. ................................. .................... 78 82 4.3 Governmental Consents ................................. ................................. ................................. 78 83 4.4 Binding O bligations; Perfected Liens .. ................................. ................................. ........... 78 83

7109971.6 ii 4.5 Title to Assets; No Encumbrances ................................. ................................. ................. 79 83 4.6 Litigation .. ................................. ................................. ................................. ....................... 79 84 4.7 Compliance with Laws ................................. ................................. ................................. .. 79 84 4.8 No Material Adverse Effect ................................. ................................. ........................... 79 84 4.9 Solvency ................................. ................................. ................................. ......................... 79 84 4.10 Employee Benefits .. ................................. ................................. ................................. ........ 79 84 4.11 Environmental Condition ................................. ................................. ............................... 80 85 4.12 Complete Disclosure ................................. ................................. ................................. ...... 80 85 4.13 Patriot Act ................................. ................................. ................................. ...................... 81 86 4.14 Indebtedness ................................. ................................. ................................. ................... 81 86 4.15 Payment of Taxes ................................. ................................. ................................. ........... 81 86 4.16 Margin Stock ................................. ................................. ................................. .................. 81 86 4.17 Governmental Regulation ................................. ................................. .............................. 81 86 4.18 OFAC; Sanctions; Anti - Corruption Laws; Anti - Money Laundering Laws ................... 81 86 4.19 Employee and Labor Matters ................................. ................................. ......................... 82 87 4.20 [Reserved] ................................. ................................. ................................. ...................... 82 87 4.21 Leases ................................. ................................. ................................. ............................. 82 87 4.22 Eligible Accounts ................................. ................................. ................................. ........... 82 87 4.23 Hedge Agreements ................................. ................................. ................................. ......... 82 87 4.24 Closing Date Merger Documents; Term Loan Documents ; 2026 Notes Documents .. ... 83 87 5. AFFIRMATIVE COVENANTS. ................................. ................................. ............................... 84 88 5.1 Financial Statements, Reports, Certificates ................................. ................................. ... 84 89 5.2 Reporting ................................. ................................. ................................. ....................... 84 89 5.3 Existence ................................. ................................. ................................. ........................ 84 89 5.4 Maintenance of Properties ................................. ................................. ............................. 84 89 5.5 Taxes ................................. ................................. ................................. .............................. 84 89 5.6 Insurance ................................. ................................. ................................. ........................ 84 89 5.7 Inspection ................................. ................................. ................................. ....................... 85 90 5.8 Compliance with Laws ................................. ................................. ................................. .. 86 90 5.9 Environmental ................................. ................................. ................................. ................ 86 91 5.10 Disclosure Updates ................................. ................................. ................................. ........ 86 91 5.11 Formation or Acquisition of Subsidiaries ................................. ................................. ...... 86 91 5.12 Further Assurances ................................. ................................. ................................. ........ 87 92 5.13 Location of Chief Executive Office ................................. ................................. ............... 87 92 5.14 OFAC; Sanctions; Anti - Corruption Laws; Anti - Money Laundering Laws ................... 87 92 6. NEGATIVE COVENANTS. ................................. ................................. ................................. ...... 87 92 6.1 Indebtedness ................................. ................................. ................................. ................... 87 92 6.2 Liens ................................. ................................. ................................. .............................. 87 92 6.3 Restrictions on Fundamental Changes ................................. ................................. ........... 88 92 6.4 Disposal of Assets ................................. ................................. ................................. .......... 88 93 6.5 Nature of Business ................................. ................................. ................................. ......... 88 93 6.6 Prepayments and Amendments ................................. ................................. ...................... 88 93 6.7 Restricted Payments; Management Fees ................................. ................................. ....... 89 94 6.8 Accounting Methods ................................. ................................. ................................. ...... 89 94 6.9 Investments ................................. ................................. ................................. .................... 90 94 6.10 Transactions with Affiliates ................................. ................................. ........................... 90 94 6.11 Use of Proceeds ................................. ................................. ................................. ............. 90 95

7109971.6 iii 6.12 Limitation on Issuance of Equity Interests ................................. ................................. .... 91 95 7. FINANCIAL COVENANT. ................................. ................................. ................................. ....... 91 95 7.1 Fixed Charge Coverage Ratio ................................. ................................. ........................ 91 95 7.2 Right to Cure .. ................................. ................................. ................................. ................. 91 96 8. EVENTS OF DEFAULT. ................................. ................................. ................................. ........... 92 96 8.1 Payments ................................. ................................. ................................. ........................ 92 96 8.2 Covenants ................................. ................................. ................................. ....................... 92 97 8.3 Judgments ................................. ................................. ................................. .......................... 97 8.4 Voluntary Bankruptcy, Etc ................................. ................................. ............................ 93 97 8.5 Involuntary Bankruptcy, Etc ................................. ................................. .......................... 93 97 8.6 Default under Other Agreements ................................. ................................. ................... 93 97 8.7 Representations, Etc ................................. ................................. ................................. ....... 93 98 8.8 Guaranty ................................. ................................. ................................. ......................... 93 98 8.9 Security Documents ................................. ................................. ................................. ....... 93 98 8.10 Loan Documents ................................. ................................. ................................. ............ 93 98 8.11 Change of Control ................................. ................................. ................................. .......... 94 98 8.12 ERISA ................................. ................................. ................................. ............................ 94 98 8.13 Subordination; Intercreditor Agreement ................................. ................................. ........ 94 99 9. RIGHTS AND REMEDIES. ................................. ................................. ................................. ...... 94 99 9.1 Rights and Remedies ................................. ................................. ................................. ..... 94 99 9.2 Remedies Cumulative ................................. ................................. ................................. .... 95 99 10. WAIVERS; INDEMNIFICATION. ................................. ................................. ......................... 95 100 10.1 Demand; Protest; etc ................................. ................................. ................................. .... 95 100 10.2 The Lender Group’s Liability for Collateral ................................. ................................ 95 100 10.3 Indemnification ................................. ................................. ................................. ............ 95 100 11. NOTICES. ................................. ................................. ................................. ................................. 96 101 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. ................................. ................. 97 102 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. ................................. ............... 98 103 13.1 Assignments and Participations .. ................................. ................................. .................. 98 103 13.2 Successors ................................. ................................. ................................. .................. 101 106 14. AMENDMENTS; WAIVERS. ................................. ................................. ............................... 101 106 14.1 Amendments and Waivers .. ................................. ................................. ........................ 101 106 14.2 Replacement of Certain Lenders .. ................................. ................................. ............... 103 107 14.3 No Waivers; Cumulative Remedies ................................. ................................. ........... 103 108 15. AGENT; THE LENDER GROUP. ................................. ................................. ......................... 104 108

7109971.6 iv 15.1 Appointment and Authorization of Agent ................................. ................................. 104 108 15.2 Delegation of Duties ................................. ................................. ................................. .. 104 109 15.3 Liability of Agent ................................. ................................. ................................. ....... 105 109 15.4 Reliance by Agent ................................. ................................. ................................. ...... 105 110 15.5 Notice of Default or Event of Default ................................. ................................. ........ 105 110 15.6 Credit Decision ................................. ................................. ................................. .......... 106 110 15.7 Costs and Expenses; Indemnification ................................. ................................. ........ 106 111 15.8 Agent in Individual Capacity ................................. ................................. ..................... 107 111 15.9 Successor Agent ................................. ................................. ................................. ......... 107 112 15.10 Lender in Individual Capacity ................................. ................................. ................... 108 112 15.11 Collateral Matters .. ................................. ................................. ................................. ..... 108 112 15.12 Restrictions on Actions by Lenders; Sharing of Payments .. ................................. ....... 109 114 15.13 Agency for Perfection ................................. ................................. ................................ 110 114 15.14 Payments by Agent to Lenders ................................. ................................. .................. 110 114 15.15 Concerning the Collateral and Re lated Loan Documents ................................. .......... 110 115 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information ................................. ................................. ................................. ....................... 110 115 15.17 Several Obligations; No Liability ................................. ................................. .............. 111 116 15.18 Sole Lead Arranger and Book Runner ................................. ................................. ....... 111 116 16. TAX MATTERS. ................................. ................................. ................................. .................... 112 116 16.1 Payments ................................. ................................. ................................. .................... 112 116 16.2 Exemptions .. ................................. ................................. ................................. ............... 112 117 16.3 Reductions .. ................................. ................................. ................................. ................ 114 118 16.4 Refunds ................................. ................................. ................................. ...................... 114 119 17. GENERAL PROVISIONS. ................................. ................................. ................................. .... 115 119 17.1 Effectiveness ................................. ................................. ................................. .............. 115 119 17.2 Section Headings ................................. ................................. ................................. ....... 115 119 17.3 Interpretation ................................. ................................. ................................. .............. 115 119 17.4 Severability of Provisions ................................. ................................. .......................... 115 119 17.5 Bank Product Providers ................................. ................................. ............................. 115 120 17.6 Debtor - Creditor Relationship ................................. ................................. ..................... 116 120 17.7 Counterparts; Electronic Execution ................................. ................................. ........... 116 120 17.8 Revival and Reinstatement of Obligations ................................. ................................ 116 121 17.9 Confidentiality .. ................................. ................................. ................................. .......... 116 121 17.10 Lender Group Expenses ................................. ................................. ............................. 117 122 17.11 Survival ................................. ................................. ................................. ...................... 118 122 17.12 Patriot Act ................................. ................................. ................................. .................. 118 122 17.13 Integration ................................. ................................. ................................. .................. 118 122 17.14 Keepwell ................................. ................................. ................................. .................... 118 123 17.15 Judgment Currency ................................. ................................. ................................. .... 118 123 17.16 Parent as Administrative Agent for Borrowers ................................. .......................... 119 123 17.17 “Know Your Customer” Checks ................................. ................................. ................ 119 124 17.18 Acknowledgment Acknowledgement and Consent to Bai l - In of EEA Affected Financial Institutions ................................. ................................. ................................. ............... 120 124 17.19 Conflicts with Intercreditor Agreement ................................. ................................. ..... 120 125 17.20 Acknowledgement Regarding Any Supported QFCs ................................. ................ 120 125 17.21 Erroneous Payments ................................. ................................. ................................. ........ 125

7109971.6 v EXHIBITS AND SCHEDULES Exhibit A - 1 Form of Assignment and Acceptance Exhibit B - 1 Form of Borrowing Base Certificate Exhibit C - 1 Form of Compliance Certificate Exhibit J - 1 Form of Joinder Exhibit L - 1 Form of LIBOR SOFR Notice Exhibit P - 1 Form of Perfection Certificate Exhibit S - 1 Form of Solvency Certificate Sched ule A - 1 Agent’s Accounts Schedule A - 2 Authorized Persons Schedule C - 1 Commitments Schedule D - 1 Designated Account Schedule P - 1 Permitted Investments Schedule P - 2 Permitted Liens Schedule 2.11 Existing Letters of Credit Schedule 3.1 Conditions Precedent to Initial Extension of Credit Schedule 3.6 Conditions Subsequent Schedule 4.1 (b) Capitalization of Loan Parties Schedule 4.1 (c) Capitalization of Loan Parties’ Subsidiaries Schedule 4.2 4.1 (d) Subscription, Options, Warrants, Calls Schedule 4.6 (b) Litigation Schedule 4.10 Employee Benefits Plans Schedule 4.11 Enviro nmental Matters Schedule 4.14 Indebtedness Schedule 5.1 Financial Statements, Reports, Certificates Schedule 5.2 Collateral Reporting Schedule 6.5 Nature of Business

7109971.6 CREDIT AGREEMENT THIS CREDIT AGREEMENT (this “ Agreement ”), is entered into as of October 1, 2018 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “ Lender ”, as that term is hereinafter further defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “ Ag ent ”), INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (“ Parent ”), as lead borrower for the Borrowers referenced below (in such capacity, together with its successors and assigns in such capacity, “ Lead Borrower ”), PATRIOT SARATOGA MERGER SUB, LLC, Delaware limited liability company (“ Merger Sub ”), ICD OPERATING LLC, a Delaware limited liability company formerly known as Sidewinder Drilling LLC (“ ICD Operating ”) and the other Affiliates of Parent party hereto from time to time as borrowers (suc h Affiliates together with Parent, Merger Sub and ICD Operating, each individually a “Borrower”, and collectively, jointly and severally, “ Borrowers ”), and each Affiliate of Parent party hereto from time to time as guarantors (each individually a “ Guaranto r ” and collectively, jointly and severally, as “ Guarantors ”). WHEREAS, the Borrowers have requested that the Lenders provide a revolving credit facility, and the Lenders have indicated their willingness to lend, in each case on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions .. As used in this Agreement, the following terms shall hav e the following definitions: “ 2026 Notes ” means the Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026 issued pursuant to the 2026 Notes Indenture. “ 2026 Notes Documents ” means, collectively, the following: (a) the 2026 Notes, (b) the 2026 Notes Indenture, and (c) all agreements, documents and instruments at any time executed and/or delivered in connection therewith. “ 2026 Notes Indebtedness ” means any Indebtedness incurred under the 2026 Notes Documents. “ 2026 Notes Indenture ” means the Ind enture, dated as of March 18, 2022, by and between ICD and the 2026 Notes Trustee (as the same may now exists or may hereafter be amended, restated, refinanced, replaced, extended, renewed or restructured in accordance with the provisions hereof and the te rms of the Intercreditor Agreement). “ 2026 Notes Trustee ” means U.S. Bank Trust Company National Association, in its capacity as trustee and collateral agent under the 2026 Notes Indenture and the other 2026 Notes Documents, or any successor trustee or col lateral agent under the 2026 Notes Documents. “ ABL Priority Collateral ” has the meaning specified therefor in the Intercreditor Agreement. “ Account ” means an account (as that term is defined in the UCC).

2 “ Account Debtor ” means any Person who is obligated o n an Account, chattel paper, or a General Intangible. “ Account Party ” has the meaning specified therefor in Section 2.11(h) of this Agreement. “ Accounting Changes ” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions). “ Acquired Indebtedness ” means Indebtedness of a Person the assets or Equity Interests of which are acquired by a Loan Party or any of its Subsidiaries in a Permitted Acquisition; provided , that such Indebtedness (a) is not secured by Collateral, (b) was in existence prior to th e date of such Permitted Acquisition and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition. “ Acquisition ” means (a) the purchase or other acquisition by a Loan Party of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Perso n. “ Additional Documents ” has the meaning specified therefor in Section 5.12 of this Agreement. “ Administrative Questionnaire ” has the meaning specified therefor in Section 13.1 of this Agreement. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution .. “ Affected Lender ” has the meaning specified therefor in Section 2.13(b) of this Agreement. “ Affiliate ” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Equity Interests, by contract, or o therwise; provided , that , for purposes of the definition of Eligible Accounts and Section 6.10 of this Agreement: (a) any Person which owns directly or indirectly ten percent (10%) or more of the Equity Interests having ordinary voting power for the electi on of directors or other members of the governing body of a Person or ten percent (10%) or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) ea ch director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person. “ Agent ” has the meaning specified therefor in t he preamble to this Agreement. “ Agent - Related Persons ” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents. “ Agent’s Account ” means the Deposit Account of Agent identified as “Agent’s Accounts” on Schedule A - 1 ..

3 “ Agent’s Liens ” means the Liens granted by each Loan Party to Agent under the Loan Documents and securing the Obligations. “ Agreement ” means this Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time t o time. “ Agreement Currency ” has the meaning specified therefor in Section 17.15 of this Agreement. “ Amendment No. 3 ” shall mean Amendment No. 3 to Credit Agreement, dated March 18, 2022, by and among Agent, Lenders and Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “ Amendment No. 3 Effective Date ” means March 18, 2022. “Amendment No. 4 Effective Date” means July 31, 2022. “Amendment No. 5” shall mean Amendment No. 5 to Credit Agreement, dated September 22, 2022, by and among Agent, Lenders and Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 5 Effective Date” means September 22, 2022. “ Anti - Corruption Laws ” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or an y of its Subsidiaries or Affiliates is located or is doing business .. “ Anti - Money Laundering Laws ” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “ Applicable Margin ” means (a) as to Revolving Loans for which interest is calculated based on the Base Ra te, the Applicable Base Rate Margin set forth below, and (b) as to Revolving Loans for which interest is calculated based on LIBOR SOFR , the Applicable LIBOR SOFR Margin set forth below, Tier Quarterly Average Excess Availability Applicable Base Rate Margin Applicable LIBOR SOFR Margin 1 Greater than $26,666,666 1.00 1.50% 2.00 2.36% 2 Greater than $13,333,333 but less than or equal to $26,666,666 1.25 1.75% 2.25 2.61% 3 Less than or equal to $13,333,333 1.50 2.00% 2.50 2.86 % provided , that , (i) the Applicable Margin shall be calculated and established once each calendar quarter and shall remain in effect until adjusted for the next calendar quarter, (ii) each adjustment of the Applicable Margin shall be effective as of the first day of each such calendar quarter based on the Quarterly Average

4 Excess Availability for the immediately preceding calendar quarter, (iii) notwithstanding anything to the contrary contained herein, for the period from the Closing Amendment No. 5 Effective Date until t he last day of the first full calendar quarter immediately following the Closing Amendment No. 5 Effective Date, the Applicable Margin shall be based on the applicable percentage set forth in Tier 2 3 , and (iv) in the event that the Lead Borrower fails to provide any Borrowing Base Certificate or other information with respect thereto for any period on the date required hereunder, effective as of the date on which such Borrowing Base Certificate or other information was otherwise required, at Agent’s option , the Applicable Margin shall be based on the highest rate above until the next Business Day after a Borrowing Base Certificate or other information is provided for the applicable period at which time the Applicable Margin shall be adjusted as otherwise pr ovided herein. In the event that at any time after the end of any calendar quarter the Quarterly Average Excess Availability for such calendar quarter used for the determination of the Applicable Margin was greater than the actual amount of the Quarterly Average Excess Availability for such period as a result of the inaccuracy of information provided by or on behalf of any Borrower to Agent for the calculation of Excess Availability, the Applicable Margin for such period shall be adjusted to the applicable percentage based on such actual Quarterly Average Excess Availability and any additional interest for the applicable period as a result of such recalculation shall be promptly paid to Agent. The foregoing shall not be construed to limit the rights of Age nt or Lenders with respect to the amount of interest payable after a Default or Event of Default whether based on such recalculated percentage or otherwise. “ Application Event ” means the occurrence of (a) a failure by Borrowers to repay all of the Obligati ons in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) of this Agreement. “ Assignee ” has the meaning spec ified therefor in Section 13.1(a) of this Agreement. “ Assignment and Acceptance ” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A - 1. “ Authorized Person ” means any one of the individuals identified on Schedule A - 2 , as such schedule is updated from time to time by written notice from Lead Borrower to Agent. “Available Tenor” means, as of any date of determination and with respect to the then - current Benchmark, as applicable, (a ) if such Benchmark is a term rate, any tenor f or such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof ) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement , in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Be nchmark that is then - removed from the definition of “Interest Period” pursuant to Section 2.12(d)(iii)(D). “ Bail - In Action ” means the exercise of any Write - Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Affected Financial Institution. “ Bail - In Legislation ” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law , regula tion, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail - in Bail - In Legislation Schedule .. and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to tim e) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks,

5 investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings) .. “ Bank Product ” means any one or more of the following financial products or accommodations extended to any Loan Party or any of its Subsidiaries by a Bank Product Provider: (a) credit cards, (b) payment card processing services, ( c) debit cards, (d) stored value cards, (e) commercial cards and purchase cards (including so - called “procurement cards” or “P - cards”), (f) Cash Management Services, or (g) transactions under Hedge Agreements. “ Bank Product Agreements ” means those agreeme nts entered into from time to time by any Loan Party or any of its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products. “ Bank Product Collateralization ” means providing cash collateral (pursuant to documen tation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers (other than the Hedge Providers) in an amount reasonably determined by Agent as sufficient to satisfy the reasonably estimated credit exposure, opera tional risk or processing risk with respect to the then existing Bank Product Obligations (other than Hedge Obligations). “ Bank Product Obligations ” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by any Loan Part y to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all H edge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to any Loan Party. Anything to the contrary contained in the foregoing notwithstanding, the Bank Product Obligations shall exclude any Excluded Swap Obligation. “ Ba nk Product Provider ” means Wells Fargo or any of its Affiliates. “ Bank Product Reserves ” means, as of any date of determination, those reserves that Agent deems necessary or appropriate to establish (based upon the Bank Product Providers’ determination of the liabilities and obligations of each Loan Party and its Subsidiaries in respect of Bank Product Obligations) in respect of Bank Products then provided or outstanding. “ Bankruptcy Code ” means title 11 of the United States Code, as in effect from time to time. “ Base Rate ” means , for any day, the greatest of (a) the Federal Funds Rate plus one - half percent (½%), (b) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis), plus one p ercentage point, and (c) Floor, (b) the Federal Funds Rate in effect on such day plus ½%, (c) Term SOFR for a one month tenor in effect on such day, plus 1%, provided that this clause (c) shall not be applicable during any period in which Term SOFR is unava ilable or unascertainable, and (d) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate” in effect on such day , with the understanding that the “prime rate” is one of Wells Fargo’ s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below zero, then the rate determined pursuant to this clause (c) shall be deemed to be zero) ..

6 “ Base Rate Loan ” means a Revolving Loan that bears interest at a rate determined b y reference to the Base Rate. “ Base Rate Margin ” means the Applicable Base Rate Margin as set forth in the definition of the term Applicable Margin. “Benchmark ” means, initially, Term SOFR Reference Rate; provided that if a Benchmark Transition Event has o ccurred with respect to Term SOFR Reference Rate or the then - current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(d)(iii )(A). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: ( a ) the alternate benchmark rate that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then - prevailing market convention for determining a benchmark rate as a replacement for the then - current Benchmark for Do llar - denominated syndicated credit facilities and ( b ) the related Benchmark Replacement Adjustment ; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for th e purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then - current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjus tment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (a) any selection or recommendation of a spr ead adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then - prevailing market conv ention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar - denominated syndicated credit facilities at s uch time .. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then - current Benchmark : (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non - representative; provided that such non - representativeness will be determined by reference to the most recent statement or publication refe renced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date .. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of cla use (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event

7 or events set forth therein with respect to all then - current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmar k Transition Event” means the occurrence of one or more of the following events with respect to the then - current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published compon ent used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or pub lication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution autho rity with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor adm inistrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published compo nent used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if the then - current Benchmark has an y Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then - current Available Tenor of such Benc hmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Even t is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 9 0 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Repl acement has replaced the then - current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii) and (y) ending at the time that a Benchmark Replacement has replaced the then - current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

8 “Beneficial Ownership Regulation” m eans 31 C.F.R. § 1010.230. “ BHC Act Affiliate ” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “ Board of Directors ” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “ Board of Governors ” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “ Borrower ” and “ Borrowers ” have the respective meanings specified therefor in the preamble to this Agreement. “ Borrower Materials ” has the meaning specified therefor in Section 17.9(c) of this Agreement. “ Borrowing ” means a borrowing consistin g of Revolving Loans made on the same day by the Lenders (or Agent on behalf thereof), or by Agent in the case of a Special Advance. “ Borrowing Base ” means, as of any date of determination, the result of: (a) 85% of the amount of Eligible Accounts, minus (b) the a ggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement. “ Borrowers ” has the meaning specified therefor in the preamble to this Agreement. “ Borrowing Base Certificate ” means a certificate in the fo rm of Exhibit B - 1 to this Agreement. “ Business Day ” means any day that is not a Saturday, Sunday , or other day on which banks are authorized or required to close in the state of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market. the Federal Reserve Bank of New York is closed. “ Capital Expenditures ” means, with respect to a ny Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, but excluding, with out duplication (a) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade - in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit gr anted by the seller of such assets for the assets being traded in at such time, (b) expenditures made during such period to consummate one or more Permitted Acquisitions, (c) expenditures made during such period to the extent made with the identifiable pro ceeds of an equity investment in a Loan Party or any of its Subsidiaries which equity investment is made substantially contemporaneously with the making of the expenditure, and (d) expenditures during such period that, pursuant to a written agreement, are reimbursed by a third Person (excluding any Loan Party or any of its Affiliates) within one hundred eighty (180) days of the date such expenditures are made.

9 “Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “ Capitalized Lease Obligation ” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP. “ Capital Lease ” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “ CARES Act ” means the Coronavirus Aid, Relief and Economic Security Act, H.R. 748.” “ Cash Dominion Event ” means at any time (a) Excess Availability is less than 12.5% of the Maximum Credit at any time, or (b) a Specified Event of Default has occurred and is continuing; provided , that , to the extent that the Cash Dominion Event has occurred due to (i) clause (a) of this definition, if Excess Availability shall be equal to or greater than the applicable amount provided for in clause (a) of this definition for at least thirty (30) consecutive days thereafter, the Cash Dominion Event shall no longer be deemed to exist or be continuing until such time as Excess Availability may again be less than the applicable amount provided for in clause (a) of this definition and (ii) clause (b) of this definition, if such Specified Event of Default has been cured or waived, th e Cash Dominion Event shall no longer be deemed to exist or be continuing. “ Cash Equivalents ” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full fait h and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“ S&P ”) or Moody’s Investo rs Service, Inc. (“ Moody’s ”), (c) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and, at the time of acquisition, having a rating of at least A - 1 from S&P or at least P - 1 from Moody’s, (d) certificat es of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one (1) year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbi a or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) ab ove, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commerc ial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfyi ng the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six (6) months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above. “ Cash Management Services ” means any cash management or related services including treasury, deposi tory, return items, overdraft, controlled disbursement, merchant store value cards, e - payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of elect ronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements.

10 “ Certain Funds Provision ” has the meaning specified therefor on Schedule 3.1 .. “ CFC ” means (a) a controlled foreign corporation (as that term is defined in the IRC) in which any Loan Party is a “United States shareholder” within the meaning of Section 951(b) of the IRC or (b) any Subsidiary all or substantially all of the assets of which consist, directly or indirectly, of Equity Interests of Subs idiaries described in clause (a) of this definition. “Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements presc ribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmenta l authority or resulting from compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, Term SOFR Reference Rate or Term SOFR, or (d) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd - Frank Wall Stre et Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for Internation al Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or iss ued. “ Change of Control ” means that: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity ac ting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d - 3 and 13d - 5 under the Securities Exchange Act of 1934, except that a per son or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “ option right ”)), directly or indirectly, of more than a majority of the equity securities of Parent entitled to vote for members of the board of directors or equivalent governing body of Parent on a fully - diluted basis (and taking into account all such securities that such person or g roup has the right to acquire pursuant to any option right); (b) the passage of thirty (30) days from the date upon which any Person or two or more Persons acting in concert, other than the Permitted Holders, shall have acquired by contract or otherwise, or sh all have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Parent, or control over th e equity securities of Parent entitled to vote for members of the board of directors or equivalent governing body of Parent on a fully - diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing more than a majority of the combined voting power of such securities; (c) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Parent ceas e to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to

11 in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (d) Parent fails to own and control, directly or indirectly, 100% of the Equity Interests of any other Loan Par ty, other than pursuant to transactions permitted under Section 6.3 , or (e) the occurrence of any “Change of Control” (or comparable term) as defined in the 2026 Notes Indenture. “ Change in Law ” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that notwithstanding anyt hing in this Agreement to the contrary, (i) the Dodd - Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “ Change in Law ,” regardless of the date enacted, adopted or issued. “ Closing Date ” means the date of the making of the initial Revolving Loan (or other extension of credit) under this Agreement. “ Closing Date Merger ” means the merger of Merger Sub with and into Target with Target as the surviving entity so that, immediately after giving effect thereto, Target will be a wholly - owned Subsidiary of Parent. “ Closing Date Merger Agreement ” means the Agreement and Plan of Merger, dated as of July 18, 2018 , by and among Parent, Merger Sub, Target and the Members’ Representative (as defined in the Closing Date Merger Agreement) party thereto. “ Closing Date Merger Agreement Representations ” means those representations and warranties made by or on behalf of T arget, its Subsidiaries or their respective businesses in the Closing Date Merger Agreement as are material to the interests of Lenders, but only to the extent that Merger Sub (or any of its applicable Affiliates) has the right to terminate its (or their) obligations under the Closing Date Merger Agreement or decline to consummate the Closing Date Merger as a result of the breach of such representations and warranties. “ Closing Date Merger Documents ” means the Closing Date Merger Agreement and all other doc uments related thereto and executed in connection therewith. “ Collateral ” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted by such Person in favor of Agent or Lenders under any of the Loan Documents; provided, that the definition of “Collateral” shall not include any Excluded Collateral.

12 “ Collateral Access Agreement ” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehousema n, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party’s books and records or Equipment, in each case, in form and substance reasonably satisfactory to Agent. “ Collateral Documents ” me ans, collectively, each of the security agreements or other similar agreements delivered to Agent pursuant to the terms of this Agreement, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of Agen t, including the Guaranty and Security Agreement. “ Collections ” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds and tax refunds). “ Commitment ” means, with respect to each Lender, its Commitment, and with respect to all Lenders, their Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C - 1 or in the Assignment and Acce ptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be reduced or increased from time to time in accordance with the terms of this Agreement. “ Commodity Exchange Act ” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “ Company Material Adverse Effect ” has the meaning specified therefor in the Closing Date Merger Agreement (as in effect on July 18, 2018). “ Compliance Certificate ” means a certificate subs tantially in the form of Exhibit C - 1 delivered by the chief financial officer of Lead Borrower to Agent. “Confidential Information” has the meaning specified therefor in Section 17.9(a) of this Agreement. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Busines s Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making paymen ts of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12(b)(ii) and other technical, administrative or operational matters) that Agen t decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion o f such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the ad ministration of this Agreement and the other Loan Documents). “ Consolidated ” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries; provided , that when the term “Consolidated” is used herein in reference to the Borrowers

13 and their Subsidiaries, the term “Consolidated” shall mean Parent and its Subsidiaries on a consolidated basis, with such consolidated numbers then determined on a combined basis, all in accordance with GAAP. “ Consolidated Interest Charges ” means, for any period, the sum of (a) all intere st, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accord ance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements or agreements governing hedging obligations, but excluding any non - cash or deferred interest plus (b) the portion of rent expense with respect to such period under Capitalized Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Borrowers and their Subsidia ries, all as determined on a Consolidated basis in accordance with GAAP. “ Copyright Security Agreement ” has the meaning specified therefor in the Guaranty and Security Agreement. “ Confidential Information ” has the meaning specified therefor in Section17.9(a) of this Agreement. “ Consolidated Net Income ” means, for any period, the aggregate of the net income (or loss) of the Borrowers and their Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; provided, howe ver, that: (a) any net after - tax extraordinary, nonrecurring or unusual gains or non - cash losses shall be excluded; (b) the Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such pe riod; (c) any net after - tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by ICD) shall be exc luded; (d) any net after - tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness shall be excluded; (e) the Consolidated Net Income for such period of any Person that is not a S ubsidiary of such Person or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Per son or a Subsidiary thereof in respect of such period; (f) (1) the non - cash portion of “straight - line” rent expense shall be excluded and (2) the cash portion of “straight - line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included; (g) unrealized gains and losses relating to hedging transactions and mark - to - market of Indebtedness denominated in foreign currencies resulting from the application of ASC 830 shall be excluded; (h) the income (or loss) of any non - con solidated entity during such period in which any other Person has a joint interest shall be excluded, except to the extent of the amount of cash dividends or other distributions actually paid in cash to any of ICD or its Subsidiaries during such period; an d

14 (i) the income (or loss) of a Subsidiary (or any asset given pro forma treatment) during such period and accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with ICD or any of its Subsidiaries or that Person’s assets are a cquired by ICD or any of its Subsidiaries shall be excluded. “ Consolidated Non - cash Charges ” means, with respect to the Parent and its Subsidiaries for any period, the aggregate depreciation, amortization, impairment, compensation, rent and other non - cash expenses of the Parent and its Subsidiaries reducing Consolidated Net Income of such Person for such period on a Consolidated basis and otherwise determined in accordance with GAAP (including non - cash charges resulting from purchase accounting in connectio n with any Acquisition or Disposition that is consummated after the Closing Date), but excluding (a) any such charge which consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period and (b) the non - cash impac t of recording the change in fair value of any embedded derivatives under ASC 815 and related interpretations as a result of the terms of any agreement or instrument to which such Consolidated Non - cash Charges relate. “ Consolidated Taxes ” means, with resp ect to the Parent and its Subsidiaries on a Consolidated basis for any period, provision for taxes based on income, profits or capital, including, without limitation, state franchise and similar taxes. “ Contribution and Exchange Agreement ” has the meaning specified in the definition of Conversion and Release. “ Control Agreement ” means any control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by any Loan Party, Agent, and the applicable securities intermediary (wit h respect to a Securities Account) or bank (with respect to a Deposit Account) or its equivalent in any jurisdiction. “ Conversion and Release ” means that the Parent, the Target, the holders of indebtedness under the Existing First Lien Note Purchase Agree ment, the holder of indebtedness under the Existing Second Lien Note Purchase Agreement and others will enter into a Contribution and Exchange Agreement on terms reasonably acceptable to Agent (the “Contribution and Exchange Agreement”), pursuant to which all such indebtedness will be satisfied and discharged, the Existing First Lien Note Purchase Agreement and the Existing Second Lien Note Purchase Agreement will be terminated, and all liens securing obligations under or in connection with the Existing Fir st Lien Note Purchase Agreement and the Existing Second Lien Note Purchase Agreement will be terminated and released. “Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “ Covenant Testing Period ” means a period (a) commencing on the last day of the fiscal month of Loan Parties most recently ended prior to a Covenant Trigger Event for which Loan Parties are required to deliver to Agent monthly financial statements pursuant to Schedule 5.1 to this Agreemen t, and (b) continuing through and including the first day after such Covenant Trigger Event that Excess Availability has equaled or exceeded 10% of the Maximum Credit for 30 consecutive calendar days. “ Covenant Trigger Event ” means if at any time Excess Av ailability is less than 10% of the Maximum Credit. “ Covered Entity ” means any of the following:

15 (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “ Covered Party ” has the meaning specified therefor in Section 17.20 of this Agreement. “ C overed Period ” means the eight (8) week period beginning on the date of the origination of the PPP Loan. ” “ Cure Amount ” has the meaning specified therefor in Section 7.2(a) of the Agreement. “ Cure Right ” has the meaning specified therefor in Section 7.2(a) of the Agreement. “ Daily Balance ” means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day. “ Default ” means an event, condition, or default that, with the giving of notice, the pa ssage of time, or both, would be an Event of Default. “ Default Right ” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “ Defaulting Lender ” means any Lender that (a) h as failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Lead Borrower in writing that such failure is the result of such Lender’s d etermination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, Iss uing Bank, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified any Borrower, Agent or Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such posit ion is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfie d), (c) has failed, within three (3) Business Days after written request by Agent or Lead Borrower, to confirm in writing to Agent and Lead Borrower that it will comply with its prospective funding obligations hereunder ( provided , that , such Lender shall c ease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Lead Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail - in Action; provided , that , a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from

16 the jurisdiction of courts within the United States or from the enf orcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a D efaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Lead Borrower, Issuing Bank, and each Lender. “ Defaulting Lender Rate ” means (a) for the first three (3) days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Loans that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto). “ Deposit Account ” means (a) any deposit account (as that term is defined in the UCC), and (b) with respect to any Deposit Account located outside of the United States, any bank account with a de posit function. “ Designated Account ” means the Deposit Account of Lead Borrower identified on Schedule D - 1 to this Agreement (or such other Deposit Account of Lead Borrower located at Designated Account Bank that has been designated as such, in writing, by Lead Borrower to Agent). “ Designated Account Bank ” has the meaning specified therefor in Schedule D - 1 to this Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Lead Borrower to Agent). “ Dilution ” means, as of any date of determination, a percentage, based upon the experience of the immediately prior three (3) months, that is the result of dividing the Dollar amount of (a) bad debt write - downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period. “ Dilution Reserve ” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by the extent to which Dilution is in excess of 5%. “ Disposition ” or “ Dispose ” means the sale, transfer, assignment, exclusive license, lease or other disposition (including any sale and leaseback transaction) (whether in one transaction or in a series of transactions) of any property by any Person, including (a) any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and (b) any sale, transfer, assignment, or other disposition of any Equity Interests of another Person, but, for the avoidance of doubt, not the issuance by such Person of its Equity Interests. “ Disqualified Equity Interests ” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qua lified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subje ct to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in who le or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date.

17 “ Disqualified Lender ” means (a) those banks, financial institutions and other institutional lenders and investors that have been separately identified in writing by Parent to Agent by email transmission on Se ptember 24, 2018, (b) those companies that are competitors of a Loan Party that are separately identified in writing by Administrative Borrower to Agent by email transmission on September 24, 2018 and, with the reasonable consent of Agent, from time to tim e, after the Closing Date, and (c) in the case of each of clauses (a) and (b) , any of their Affiliates that are identified in writing by Administrative Borrower to Agent by email transmission on September 24, 2018 and, with the reasonable consent of Agent, from time to time, after the Closing Date. The identification of any Person as a Disqualified Lender after the date hereof shall be effective only as of the time of such identification and any such identification shall have no retroactive effect of any ki nd, including to disqualify any Person that theretofore shall have become a Lender. Notwithstanding the foregoing, each Loan Party and the Lenders acknowledge and agree that Agent will not have any responsibility or obligation of any kind to determine whe ther any Lender or potential Lender is a Disqualified Lender and Agent will have no liability with respect to any assignment made to a Disqualified Lender. Parent shall confirm, upon the written request of Agent or any Lender, whether a particular Person is a Disqualified Lender. “ Dollars ” or “$” means United States dollars. “ Document ” means a document (as that term is defined in the UCC). “Dollars” or “$” means United States dollars. “ Domestic Subsidiary ” means any Subsidiary of Parent that is organized u nder the laws of any political subdivision of the United States. “ DQ List ” has the meaning specified therefor in Section 13.1(i) .. “ Drawing Document ” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer - generated communication. “ Earn - Outs ” means unsecured liabilities of a Loan Party arising under an agreement to make any deferred payment as a part of the Purchase Pr ice for a Permitted Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of t he target of such Permitted Acquisition. “ E BITDA ” means, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined, in each case, on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus (b) with out duplication and to the extent deducted in determining such Consolidated Net Income for such period (other than with respect to clause (ix) below), each of the following items: (i) income tax expense, net of tax refunds, (ii) Consolidated Interest Charg es, (iii) Consolidated Non - cash Charges,

18 (iv) the amount of costs, expenses and fees paid to third parties during such period in connection with the transactions contemplated hereby to occur on the Closing Date and post - closing matters related thereto in an aggregate amount, during the term of this Agreement, not to exceed $13,500,000, (v) any premiums, expenses or charges (other than Consolidated Non - cash Charges) related to any issuance or sale of Equity Interests, Investment, Acquisition, Disposition or recapitalization permitted to be made hereunder (whether consummated or not), (vi) any non - cash costs or expense incurred pursuant to any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock su bscription or shareholder agreement, (vii) the amount of any minority interest expense consisting of income of a Subsidiary attributable to minority equity interests of third parties in any non - wholly owned Subsidiary, net of any cash distributions made to such third parties in such period, (viii) any net after - tax extraordinary, nonrecurring or unusual losses (including cash severance costs); provided that, solely with respect to cash losses added back pursuant to this clause (viii), Borrowers shall delive r to the Lenders supporting documentation reasonably satisfactory to the Required Lenders in respect of such cash losses, (ix) proceeds of business interruption insurance received in cash during such period, to the extent not already included in Consolidat ed Net Income, and (x) charges, losses or expenses to the extent indemnified, insured or reimbursed by a third party not an affiliate of a Loan Party to the extent such indemnification, insurance or reimbursement is actually received in cash for such perio d, minus (c) without duplication, (i) any net after - tax extraordinary, non - recurring or unusual gains and any non - cash income or gain increasing Consolidated Net Income for such period, excluding any such items to the extent they represent (1) the reversal in such period of an accrual of, or reserve for, potential cash expense in a prior period, (2) any non - cash gains with respect to cash actually received in a prior period to the extent such cash did not increase Consolidated Net Income in a prior period or (3) items representing ordinary course accruals of cash to be received in future periods; plus (ii) any net gain from discontinued operations or net gains from the disposal of discontinued operations to the extent increasing Consolidated Net Income. For the purposes of calculating EBITDA for any period of twelve consecutive months (each, a “ Reference Period ”), if at any time during such Reference Period (and on or after the Closing Date), any Loan Party or any of its Subsidiaries shall have made a Permitted A cquisition or a Disposition permitted hereunder, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if any such Permitted Acquisition or Disposition (and any increase or decrease in the component financial definit ions used in the calculation of EBITDA attributable to any Permitted Acquisition or Disposition) occurred on the first day of such Reference Period. “ EEA Financial Institution ” means (a) any credit institution or investment firm established in any EEA Memb er Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of

19 an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “ EEA Member Country ” means any of the member states of the European Union, Icela nd, Liechtenstein and Norway. “ EEA Resolution Authority ” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of an y EEA Financial Institution. “ Eligible Accounts ” means those Accounts created by a Borrower in the ordinary course of its business, that arise out of such Borrower’s rendition of services, that comply with each of the representations and warranties respect ing Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided , that such criteria may be revised from time to time by Agent in Agent’s Permitted Discre tion to address the results of any information with respect to the Borrowers’ business or assets of which Agent becomes aware after the Closing Date, including any field examination performed by or received by Agent from time to time after the Closing Date .. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, taxes, finance charges, service charges, discounts, credits, allowances, and rebates. Eligible Accounts shall not include the foll owing: (a) (i) Accounts that the Account Debtor has failed to pay within 60 days of due date not to exceed 90 days of invoice date and (ii) up to $500,000 of Accounts that the Account Debtor has failed to pay within 60 days of the due date not to exceed 120 da ys of invoice date, (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (c) Accounts with selling terms of more than 90 days, (d) Acc ounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (e) Accounts (i) arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, or (ii) with respect to which the payment terms are “C.O.D.”, cash on delivery or other sim ilar terms, (f) Accounts that are not payable in Dollars, (g) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or Canada or any state or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instr umentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is dire ctly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent,

20 (h) Accounts with respect to which the Account Debtor is either (i) the United States or any departme nt, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the reasonable satisfaction of Lender, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States or any other Governmental Authority, (i) Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, solely to the extent of such claim, right of recoupment or setoff, or dispute, (j) (1) Accounts with respect to an Account Debtor (other than as set forth in clause (j)(2) below) whose Eligible Accounts owing to Borrowers exceed 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, solely to the extent of the obligations owing by such Account Debtor in excess of such percentage and (2) Accounts with respect to Paloma Resources and any other Account Debtor approved by Agent in writing after the Third Amendment No. 4 Effective Date, whose Eligible Accounts owing to Borrowers exceed 25% (such percentage, as appli ed to such Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, solely to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any elim inations based upon the foregoing concentration limit, (k) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolv ency Proceeding or a material impairment of the financial condition of such Account Debtor, (l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (m) Acc ounts that are not subject to a valid and perfected first priority Agent’s Lien, (n) Accounts (i) with respect to unearned or deferred revenue for which services have not yet been completed or (ii) with respect to which the services giving rise to such Account have not been performed and billed to the Account Debtor, (o) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (p) Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, or (ii) that represent credit card sales, (q) Accounts owned by a target acquired in connection with a Permitted Acquisition, or a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement or Accounts owned by Parent, in each case, until the completion of a field examination with respect to such Accounts, the results of which are, in each case, satisfactor y to Agent in its Permitted Discretion; or (r) Accounts arising out of the sale of any Goods.

21 “ Eligible Transferee ” means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000 ,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $1,000,000,000, (d) any Affiliate (other than individuals) of a pre - existing Lender, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Borrower (such approval by Borrower not to be unreasonably withheld, conditioned or delayed), and (f) during the continuation of an Event of Default, any other Person approved by Agent; provided , that , no Disqualifie d Lender shall qualify as an Eligible Transferee. “ Environmental Action ” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Loan Party, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Loan Party, or any of their predecessors in interest. “ Environmental Law ” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative int erpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, i n each case as amended from time to time. “ Environmental Liabilities ” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action. “ Environmental Lien ” means any Lien in favor of any Governmental Authority for Environmental Liabilities. “ Equipment ” means equipment (as that term is defined in the UCC). “ Equity Interests ” means, with respect to a Person, all of the shares, options, warr ants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity securit y” (as such term is defined in Rule 3a11 - 1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act). “ ERISA ” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto. “ ERISA Affilia te ” means (a) any Person subject to ERISA that is treated as a single employer with any Loan Party or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA that is treated as a single employer with any Loan Party or its Sub sidiaries under IRC Section 414(c), (c)

22 solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is treated as a single employer with any Loan Party or its Subsidiaries under IRC Section 414(o). “ ERISA Event ” mean s (a) any Reportable Event as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Pension Plan, other than those events as to which the 30 - day notice period has been waived ; (b) a withdrawal by a Loan Party or any ERI SA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations by any Loan Party or any ERISA Affiliate that is treated as such a withdrawal from a Pension Plan under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate any Pension Plan, other than in a standard termination pursuant to Section 4041(b) of ERISA, or the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) with respect to a Pension Plan, the failure to satisfy the m inimum funding standard of IRC Section 412 or Section 302 of ERISA, whether or not waived; (g) the failure of any Loan Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (h) the imposition of any liability under Title I V of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate; or (i) the imposition of a Lien upon the property or any Loan Party or any ERISA Affiliate pursuant to the IRC or ERISA w ith respect to any Pension Plan, including pursuant to Section 430(k) of the IRC. “Erroneous Payment” has the meaning specified therefor in Section 17.21 of this Agreement. “Erroneous Payment Deficiency Assignment” has the meaning specified therefor in Sec tion 17.21 of this Agreement. “Erroneous Payment Impacted Loans” has the meaning specified therefor in Section 17.21 of this Agreement. “Erroneous Payment Return Deficiency” has the meaning specified therefor in Section 17.21 of this Agreement. “ EU Bail - In Legislation Schedule ” means the EU Bail - In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “ Event of Default ” has the meaning specified therefor in Article 8 of this Agreement. “ Exce ss Availability ” means at any time, the amount equal to (a) the lesser of the Borrowing Base or the Maximum Credit minus (b) the Revolver Usage. “ Exchange Act ” means the Securities Exchange Act of 1934, as in effect from time to time. “ Existing Credit Facilities ” means the credit facilities pursuant to (a) the Credit Agreement, dated as of November 15, 2017, as amended, by and between the Target and Wells Fargo, and (b) the Second Amended and Restated Credit Agreement, dated as of July 14, 2017, as amen ded, by and among Parent, CIT Finance LLC as agent, and others.

~~"Existing First Lien Note Purchase Agreement" means the First Lien Note Purchase Agreement dated as of February 15, 2017, by and among the Target and the purchasers party thereto, as amended.~~

~~"Existing Letters of Credit" means, collectively, the letters of credit set forth on Schedule 2.11.~~

~~"Existing Second Lien Note Purchase Agreement" means the Amended and Restated Second Lien Note Purchase Agreement, dated as of February 15, 2017, by and among the Target and the purchasers party thereto, as amended.~~

"Excluded Accounts" has the meaning specified thereafter in the Guaranty and Security Agreement.

"Excluded Collateral" means the following, except to the extent that any of the following may be collateral for obligations under the 2026 Notes Documents: (a) shares of any Subsidiary that is a "CFC" in excess of sixty-five percent of all of the issued and outstanding shares of Equity Interests of such Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2) to secure the Obligations if a pledge of a greater percentage would result in material adverse tax consequences to Parent or any other Loan Party, (b) motor vehicles or other assets subject to a certificate of title statute, letter of credit rights (other than to the extent such rights can be perfected by filing a UCC-1 and commercial tort claims with a value less than $150,000), (c) leasehold interests in Real Property, (d) Excluded Accounts, (e) any rights or interests in any contract, agreement, lease, permit, license, charter or license agreement, as such, if under the terms of such contract, agreement, lease, permit, license, charter or license agreement covering real or personal property, or applicable law with respect thereto, the valid grant of a Lien thereon to Agent would constitute or result in a breach, termination or default under such contract, agreement, lease, permit, license, charter or license agreement and such breach, termination or default has not been or is not waived or the consent of the other party to such contract, agreement, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the Uniform Commercial Code or other applicable law or (ii) so as to limit, impair or otherwise affect Agent's unconditional continuing liens on any rights or interests of a Loan Party in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement, (f) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a lien thereon would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that, upon submission and acceptance by the U.S. Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a), such intent-to-use trademark application shall be considered Collateral. Proceeds of Excluded Collateral shall be deemed Collateral, and (g) any property as to which Agent agrees (in consultation with the Borrowers) that the costs of obtaining a security interest in, or Lien on, such property, or perfection thereof, are excessive in relation to the value to the Lender Group and the Bank Product Providers of the security interest to be afforded thereby. Notwithstanding the foregoing, any and all proceeds of Excluded Collateral, to the extent that the proceeds are not themselves Excluded Collateral, shall be Collateral.

"Excluded Domestic Holdco": a Domestic Subsidiary substantially all of the assets of which (whether held directly or indirectly) consist of Equity Interests of one or more Foreign Subsidiaries.

"Excluded Subsidiary" means any Subsidiary that is (a) a Foreign Subsidiary, (b) a direct or indirect Subsidiary of a Foreign Subsidiary or an Excluded Domestic Holdco; (c) an Excluded Domestic Holdco, (d) a captive insurance company; (e) a not-for-profit Subsidiary; (f) a Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes and that owns Equity Interests of a Foreign Subsidiary; (g) prohibited or restricted by organizational documents or any contract existing on (but not

23

24 incurred in anticipation of) the Closing Date (or if such Subsidiary is acquired after the Closing Date, on the date of such acquisition (so long as such prohibition did not arise as part of, or in anticipation of, such acquisition)) or applicable law (including any requirement to obtain the consent of a Governmental Authority) or third party consent that has n ot been obtained) from guaranteeing or granting Liens to secure the Obligations; (h) a Subsidiary of any of the foregoing Subsidiaries (to the extent such Subsidiary satisfies the exceptions described in any of the foregoing clauses (a) through (h)); and ( i) any other Subsidiary if a guaranty by such Subsidiary would (in the reasonable good faith judgment of the Parent in consultation with the Agent) result in material adverse tax consequences to the Borrowers. Notwithstanding the foregoing, any Subsidiary that is a borrower or guarantor under the 2026 Notes Documents shall not be an Excluded Subsidiary. “ Excluded Swap Obligation ” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commiss ion (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “ Excluded Taxes ” means (a) any Tax imposed on the net income or net profits of any Lender, any Participant or any Recipient Agent (inclu ding any franchise Taxes and branch profits Taxes), in each case (i) imposed as a result of such Lender, Participant or Recipient Agent being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) Taxes that would not have been imposed but for a Lender’s, Participant’s or Recipient Agent’s failure to comply with t he requirements of Section 16.2 of this Agreement, (c) any United States federal withholding Taxes that would be imposed on amounts payable to a Lender based upon the applicable withholding rate in effect at the time such Lender becomes a party to this Agr eement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (i) any amount that such Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding Tax at the time such Lender becomes a party to this Agreement (or designates a new lending office), and (ii) additional United States federal withholding taxes that may be imposed af ter the time such Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Government al Authority, and (d) any withholding Taxes imposed under FATCA. “Existing Credit Facilities” means the credit facilities pursuant to (a) the Credit Agreement, dated as of November 15, 2017, as amended, by and between the Target and Wells Fargo, and (b) the Second Amended and Restated Credit Agreement, dated as of July 14, 2017, as amended, by and among Parent, CIT Finance LLC as agent, and others. “Existing First Lien Note Purchase Agreement” means the First Lien Note Purchase Agreement dated as of Febru ary 15, 2017, by and among the Target and the purchasers party thereto, as amended. “Existing Letters of Credit” means, collectively, the letters of credit set forth on Schedule 2.11.

25 “Existing Second Lien Note Purchase Agreement” means the Amended and Res tated Second Lien Note Purchase Agreement, dated as of February 15, 2017, by and among the Target and the purchasers party thereto, as amended. “ FATCA ” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or success or version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC (or any am ended or successor version described above), and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in co nnection therewith) and a foreign government or one or more agencies thereof to implement the foregoing and any fiscal or regulatory legislation, rules or official practices adopted pursuant to such published intergovernmental agreement, treaty or conventi on. “ FCPA ” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “ Federal Funds Rate ” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted aver age of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Busin ess Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition sha ll be deemed to be zero). “ Fee Letter ” means the fee letter, dated July 18, 2018, between Parent and Wells Fargo. “Fixed Charge Coverage Ratio” means, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined on a consoli dated basis in accordance with GAAP, the ratio of (a) EBITDA for the twelve month period ending on such date, minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during the twelve month period ending on such date, minus Consolidated Taxes paid in cash during the twelve (12) month period ending on such date, to ( b) Fixed Charges for the twelve (12) month period ending on such date. “ Fixed Charges ” means, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, the sum, without dup lication, of (a) Consolidated Interest Charges required to be paid (other than interest paid - in - kind, amortization of financing fees, and other non - cash Consolidated Interest Charges) during such period, plus (b) scheduled principal payments in respect of Indebtedness that are required to be paid during such period, plus (c) all amounts paid with respect to Earn - Outs during such period, plus (d) solely for purposes of calculating the Fixed Charge Coverage Ratio as used in clause (b) of the definition of Pay ment Conditions, all Restricted Payments (whether in cash or other property, other than common Equity Interests) during such period. “ Fixed Charge Coverage Ratio ” means, with respect to any fiscal period and with respect to Parent and its Subsidiaries dete rmined on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDA for the twelve month period ending on such date, minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during the twelve month period ending on such date, minus Consolidated Taxes paid in cash during the twelve (12) month period ending on such date, to (b) Fixed Charges for the twelve (12) month period ending on such date. “Floor” means a rate of interest equal to 0%.

26 “ Flow of Funds Agreement ” means a pay proceeds letter, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Agent. “ Foreign Subsidiary ” means any Subsidiary other than a Domes tic Subsidiary. “ Fronting Fee ” has the meaning specified therefor in Section 2.11(k) of this Agreement. “ Funding Date ” means the date on which a Borrowing occurs. “ Funding Losses ” has the meaning specified therefor in Section 2.12(c)(iii) of this Agreement .. “ GAAP ” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “ General Intangible ” means a general intangible (as that term is defined in the UCC). “ Goods ” means goods (as that term is defined in the UCC). “ Governing Documents ” means, with respect to any Person, the certificate or articles of incorporation or association, memorandum of association, by - laws, or other organizational documents of such Person. “ Governmental Authority ” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other enti ty exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra - national bodies such as the European Union or the European Central Bank). “ Guarantor ” means (a) e ach Person that guaranties all or a portion of the Obligations, including any Person that is a “Guarantor” under the Guaranty and Security Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement, provided, that, “Guarantor” shall not include any Excluded Subsidiary. “ Guaranty and Security Agreement ” means a guaranty and security agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the Loan Parties to Agent. “ Hazardous Materials ” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials, ” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal r esources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per milli on. “ Hedge Agreement ” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.

27 “ Hedge Obligations ” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of Loan Parties arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers; provided that, anything to the contrary contained in the foregoing notwithstanding, the He dge Obligations shall exclude any Excluded Swap Obligation. “ Hedge Provider ” means Wells Fargo or any of its Affiliates. “ Increased Reporting Event ” means if at any time Excess Availability is less than 12.5% of the Maximum Credit. “ Increased Reporting Per iod ” means the period commencing upon the occurrence of an Increased Reporting Event and continuing until the first day after such Increased Reporting Event that Excess Availability equals or exceeds 12.5% of the Maximum Credit; provided that, if Excess Av ailability is equal to or greater than 12.5% of the Maximum Credit for at least thirty (30) consecutive days after such Increased Reporting Event, the Increased Reporting Event shall no longer be deemed to exist or be continuing until such time as Excess A vailability may again be less than 12.5% of the Maximum Credit .. “ Indebtedness ” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instrume nts and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and r epayable in accordance with customary trade practices and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non - exclusive licenses) and any Earn - Out or similar obligations to the extent requir ed to be recognized as a liability on the balance sheet of such Person under GAAP, (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the He dge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co - made, di scounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar in strument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) th e amount of any Indebtedness which is limited or is non - recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation. “ Indemnified Liabilities ” has the meaning specified therefor in Section 10.3 of this Agreement. “ Indemnified Person ” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified T axes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Oth er Taxes. “ Insolvency Laws ” means, collectively, the Bankruptcy Code, and any other applicable state, provincial, territorial or federal bankruptcy or insolvency laws, each as now and hereafter in effect, any

28 successors to such statutes and any other appli cable insolvency or other similar law of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto. “ Indem nified Taxes ” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “ Insolvency Proceeding ” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “ Intercreditor Agreement ” means the Intercreditor Agreement, dated as of the Amendment No. 3 Effective Da te, among Agent and 2026 Notes Agent Trustee , as amended, restated or modified from time to time in accordance with its terms.” “ Interest Expense ” means, for any period, the aggregate of the interest expense of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. “ Interest Period ” means, with respect to each LIBOR Rate any SOFR Loan, a period commencing on the date of the making of such LIBOR Rate SOFR Loan (or the continuation of a LIBOR Rate SOFR Loan or th e conversion of a Base Rate Loan to a LIBOR Rate SOFR Loan) and ending one (1) , two (2), or three (3) or six (6) months thereafter; provided , that , (a) interest shall accrue at the applicable rate based upon the LIBOR Rate Term SOFR from and including the f irst day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day fall s in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically cor responding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is one (1) , two (2), or three (3) or six (6) months after the date on which the Interest Period began, as applicable, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date and (e) no tenor that has been removed from this definition pursuant to Section 2.12(d)(iii)( D) shall be available for specification in any SOFR Notice or conversion or continuation notice .. “ Inventory ” means inventory (as that term is defined in the UCC). “ Investment ” means, with respect to any Person, any investment by such Person in any other Pe rson (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accoun ts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items tha t are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or dec reases in value, or write - ups, write - downs, or write - offs with respect to such Investment. “ IRC ” means the Internal Revenue Code of 1986, as in effect from time to time.

29 “ ISP ” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by the Issuing Bank for use. “ Issuer Document ” means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreem ent, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of Issuing Bank and relating to such Letter of Credit. “ Issuing Bank ” means Wells Fargo. “ Joinder ” means a joinder agreement substantially in th e form of Exhibit J - 1 to this Agreement. “ Judgment Currency ” has the meaning specified therefor in Section 17.15 of the Agreement. “ Landlord Reserve ” means, as to each location at which a Borrower has books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to 3 months’ rent, storage charges, fees or other amounts under the lease or other applicable agreement relative to such location or, if greater and Agent so elects in its Permi tted Discretion, the number of months’ rent, storage charges, fees or other amounts for which the landlord or other property owner will have, under applicable law, a Lien to secure the payment of such amounts under the lease or other applicable agreement r elative to such location. “ Lender ” has the meaning set forth in the preamble to this Agreement, shall include Issuing Bank, and shall also include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement and “ Lenders ” means each of Lenders or any one or more of them. “ Lender Group ” means each of the Lenders (including Issuing Bank) and Agent or any one or more of them (as the context requires). “ Lender Group Expenses ” means all (a) cost s or expenses (including taxes, and insurance premiums) required to be paid by any Loan Party under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) documented out - of - pocket fees or charges paid or incurred by Agent i n connection with the Lender Group’s transactions with any Loan Party under any of the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, corpor ate, bankruptcy, litigation, UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, real estate surveys, real estate title policies and endorseme nts, and environmental audits, (c) Agent’s customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Affiliates, (d) Agent’s customary fees and charges (as adjusted from ti me to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any documented out - of - pocket costs and expenses incurred in connection therewith, ( e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable and documented out - of - pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce a ny provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof , irrespective of whether a sale is consummated, (g) subject to Section 5.7(c), field examination fees and expenses (including travel, meals, and lodging) of Agent related to any field examinations or inspections to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement or the Fee Letter, (h) reasonable documented costs and out - of - pocket expenses (including reasonable and documented attorneys’ fees and

30 expenses) related to third party claims or any other suit or adverse proceeding paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group’s relationship with any Loan Party, (i) Agent’s reasonabl e and documented costs and out - of - pocket expenses (including reasonable and documented attorneys’ fees limited to a single counsel in the United States and any other jurisdiction of a Loan Party or where its assets are located) incurred in advising, struct uring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including SyndTrak, Intralinks or other communications costs incurred in connection with a syndication of the loan facilities), or amending, waiving or modifying the Loan Documents, and (j) Agent’s and each Lender’s reasonable and documented costs and out - of - pocket expenses (including reasonable and documented outside attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminatin g, enforcing (including reasonable outside attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or in exercising rights o r remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action concerning the Collateral. “ Lender Group Representatives ” has the meaning specified therefor in Section 17.9 of this Agreement. “ Lender - Related Person ” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents. “ Letter of Credit ” means a letter of credit (as that term is defined in the UCC) issued by Issuing Bank for the account of any Borrower, including the Existing Letters of Credit. “ Letter of Credit Collateralization ” means either (a) providing cash collateral (pursuant to do cumentation reasonably satisfactory to Agent (including that Agent has a first priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for i n Section 2.11(k) of this Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the Revolving Lenders in an amount equal to one hundred five percent (105%) of the then existing Letter of Credit Usage, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries’ rights u nder the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to one hundred five percent ( 105%) of the then existing Letter of Credit Usage (it being understood that the Letter of Credit Fee and all fronting fees set forth in this Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue mu st be an amount that can be drawn under any such standby letter of credit). “ Letter of Credit Disbursement ” means a payment made by Issuing Bank pursuant to a Letter of Credit. “ Letter of Credit Exposure ” means, as of any date of determination with respect to any Lender, such Lender’s participation in the Letter of Credit Usage pursuant to Section 2.11(e) on such date. “ Letter of Credit Fee ” has the meaning specified therefor in Section 2.6(b) of this Agreement. “ Letter of Credit Indemnified Costs ” has the meaning specified therefor in Section 2.11(f) of this Agreement.

31 “ Letter of Credit Related Person ” has the meaning specified therefor in Section 2.11(f) of this Agreement. “ Letter of Credit Sublimit ” means $7,500,000. “ Letter of Credit Usage ” means, as of any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have no t been paid through a Revolving Loan. “ LIBOR Deadline ” has the meaning specified therefor in Section 2.12(b)(i) of this Agreement. “ LIBOR Notice ” means a written notice in the form of Exhibit L - 1 to this Agreement. “ LIBOR Option ” has the meaning specified therefor in Section 2.12(a) of this Agreement. “ LIBOR Rate ” means, in relation to any LIBOR Rate Loan, the rate per annum published by ICE Benchmark Administration Limited (or any successor page or other commercially available source as Agent may designate from time to time) as of 11:00 a.m., London time, two (2) Business Days prior to the commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrowers in accordance with this Agreement (and, if any such published rate is below zero, then the rate determined pursu ant to this clause (b) shall be deemed to be zero). Each determination of the LIBOR Rate shall be made by the Agent and shall be conclusive in the absence of manifest error. “ LIBOR Rate Loan ” means each portion of a Revolving Loan that bears interest at a rate determined by reference to the LIBOR Rate. “ LIBOR Rate Margin ” means the Applicable LIBOR Rate Margin as set forth in the definition of the term Applicable Margin. “ Lien ” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, d eposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “ Loan Account ” has the meaning specified therefor in Secti on 2.9(b) of this Agreement. “ Loan ” means any Revolving Loan or Special Advance made (or to be made) hereunder. “Loan Account” has the meaning specified therefor in Section 2.9(b) of this Agreement. “ Loan Documents ” means this Agreement, the Guaranty and Security Agreement and the other Collateral Documents, the Control Agreements, any Borrowing Base Certificate, the Fee Letter, any Issuer Documents, the Intercreditor Agreement, the Letters of Credit, the Loan Manag ers Side Letter, the Patent Security Agreement, the Trademark Security Agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument

32 or agreement entered into, n ow or in the future, by any Loan Party and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements). “ Loan Party ” means any Borrower or any Guarantor. “ Margin Stock ” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time. “ Material Adverse Effect ” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, results of operations, properties, assets or liabilities of the Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the rights and remedies of the Agent or any Lender under the Loan Documents (including, without limitation, the Lender Group’s ability to enforce the Ob ligations or realize upon the Collateral), or of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) a material adverse effect upon the legality, validity, binding effect or enforceability against t he Loan Parties, taken as a whole, of the Loan Documents, or (d) a material adverse change in, or a material adverse effect upon, the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral .. “ Material Contrac t ” means, with respect to any Loan Party, (i) the Closing Date Merger Documents, and (ii) all other contracts or agreements, the loss of which could reasonably be expected to result in a Material Adverse Effect. “ Maturity Date ” means the earlier of (a) the maturity date under the 2026 Notes Indenture or (b) October 1, 2023 September 30, 2025 .. “ Maximum Credit ” means $40,000,000, decreased by the amount of reductions in the Commitments made in accordance with Section 2.4(c) of this Agreement. “ Moody’s ” has the meaning specified therefor in the definition of Cash Equivalents. “ Multiemployer Plan ” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contr ibutions, during the preceding five plan years has made or been obligated to make contributions, or with respect to which any Loan Party has any liability. “ Non - Consenting Lender ” has the meaning specified therefor in Section 14.2(a) of this Agreement. “ No n - Defaulting Lender ” means each Lender other than a Defaulting Lender. “ Note Priority Collateral ” has the meaning specified therefor in the Intercreditor Agreement. “ Obligations ” means (a) all loans (including the Revolving Loans (including Special Advance s)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnif ication obligations with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), fees (inc luding the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Ins olvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or

33 evidenced by this Agreement or any of the other Loan Documents and irrespecti ve of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations; provided , that , anything to the contrary contained in the foregoing notwithstanding, the Obligations sha ll exclude any Excluded Swap Obligation. Without limiting the generality of the foregoing, the Obligations of Borrowers under the Loan Documents include the obligation to pay (i) the principal of the Revolving Loans, (ii) interest accrued on the Revolving Loans, (iii) the amount necessary to reimburse Issuing Bank for amounts paid or payable pursuant to Letters of Credit, (iv) Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under this A greement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof an d any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding. “ OFAC ” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “ Originating Lender ” has the meaning specif ied therefor in Section 13.1(e) of this Agreement. “ Other Connection Taxes ” means, with respect to any Lender, Participant or Recipient Agent, Taxes imposed as a result of a present or former connection between such Lender, Participant or Recipient Agent a nd the jurisdiction or taxing authority imposing the Tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced its rights or remedies under this Agreement or any other Loan Document). “ Other Taxes ” means all present or future stamp, court, or documentary, intangible, recording, filing, excise, or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any su ch Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 14.2). “ Overadvance ” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations se t forth in Section 2.1 or Section 2.11 .. “ Parent ” has the meaning specified therefor in the preamble to this Agreement. “ Participant ” has the meaning specified therefor in Section 13.1(e) of this Agreement. “ Pass - Through Tax Liabilities ” means the amount of state and federal income tax paid or to be paid by any direct or indirect owner of any Equity Interest in Administrative Borrower on taxable income earned by Administrative Borrower and attributable to such owner of such Equity Interest as a result of the “pass - through” tax status of the Administrative Borrower (and, as applicable, any direct or indirect owner thereof), assuming the highest marginal income tax rate for federal and state income tax purposes of an individual residing in New York County, New York, after taking into account any deduction for state income taxes in calculating the federal income tax liability and all other deductions, credits, deferrals and other reductions (including unused, unexpired prior year loss carry - forwards) available to such owner of such Equity Interest from or through Administrative Borrower.

34 “ Patent Security Agreement ” has the meaning specified therefor in the Guaranty and Security Agreement. “ Patriot Act ” has the meaning specified therefor in Section 4.13 of this Agr eement. “ Payment Conditions ” means, at the time of determination with respect to any specified transaction or payment the following: (a) as of the date of any such transaction or payment, and after giving effect thereto, no Event of Default shall exist or hav e occurred and be continuing; (b) as of the date of any such transaction or payment, and after giving effect thereto, either: (i) the Excess Availability for the immediately preceding thirty (30) consecutive day period shall be not less twenty - five percent (25%) of the Maximum Credit and after giving effect to the transaction or payment, on a pro forma basis using the most recent calculation of the Borrowing Base immediately prior to any such payment or transaction, the Excess Availability shall be not less than s uch amount; or (ii) both (A) the Excess Availability for the immediately preceding thirty (30) consecutive day period shall be not less than twenty percent (20%) of the Maximum Credit and after giving effect to the transaction or payment, on a pro forma basis using the most recent calculation of the Borrowing Base immediately prior to any such payment or transaction, the Excess Availability shall be not less than such amount, and (B) as of the date of any such transaction or payment, and after giving effect the reto, on a pro forma basis, the Fixed Charge Coverage Ratio of Parent and its Subsidiaries for the immediately preceding twelve (12) consecutive fiscal months ending on the last day of the applicable fiscal period prior to the date of such payment or trans action for which Agent has received financial statements shall be at least 1.00 to 1.00; and (c) Agent shall have received a certificate of an Authorized Officer Person of Lead Borrower certifying as to compliance with the preceding clauses and demonstrating (i n reasonable detail) the calculations required thereby. “Payment Recipient” has the meaning specified therefor in Section 17.21 of this Agreement. “ PBGC ” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor ent ity thereto performing similar functions. “ Pension Plan ” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by a ny Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years. “ Perfection Certificate ” means a certificate in the form of Exhibit P - 1 to this Agreement. “ Permitted Acquisition ” means any Acquisition so long as: (a) each of the Payment Conditions shall be satisfie d,

35 (b) Lead Borrower has provided Agent with its due diligence package relative to the proposed Acquisition, including forecasted balance sheets, profit and loss statements, and cash flow statements of the Person or assets to be acquired, all prepared on a bas is consistent with such Person’s (or assets’) historical financial statements, together with appropriate supporting details and a statement of underlying assumptions for the one (1) year period following the date of the proposed Acquisition, on a quarter b y quarter basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent; provided that such diligence package shall only be required to be delivered by Borrowers for Acquisitions with a Purchase Price in excess of $5,000,000 and for any Acquisitions funded in whole or in part with proceeds of Revolving Loans, (c) Lead Borrower has provided Agent with written notice of the proposed Acquisition at least fifteen (15) Business Days prior to the anticipated closing date of the proposed Acquisition and, not later than five (5) Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition, which agr eement and documents must be reasonably acceptable to Agent, (d) the assets being acquired (other than a de minimis amount of assets in relation to Loan Parties’ total assets), or the Person whose Equity Interests are being acquired, are substantially similar to the business of Loan Parties or a business reasonably related or incidental thereto, (e) the subject assets or Equity Interests, as applicable, are being acquired directly by a Loan Party, and, in connection therewith, the applicable Loan Party shall have c omplied with Section 5.11 or 5.12 , as applicable, of this Agreement, (f) the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States or Canada or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States or Canada, and (g) such Acquisition shall not be hostile and shall have been approved by the board of directors (or other similar body) or the requisite number of stoc kholders or other equityholders, as applicable, of the target as required by the governing documents of such target. “ Permitted Discretion ” means, with reference to Agent, a determination made in good faith in the exercise of its reasonable business judgme nt based on how an asset - based lender with similar rights providing a credit facility of the type set forth in this Agreement would act in similar circumstances at the time with the information then available to it. “ Permitted Dispositions ” means: (a) sales, a bandonment, or other Dispositions of Equipment (excluding Rig Fleet Equipment) that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business and leases or subleases of Real Property not useful in the conduc t of the business of the Loan Parties and their Subsidiaries, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other L oan Documents, (d) the licensing, on a non - exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,

36 (e) the granting of Permitted Liens, (f) the sale or discount, in each case without recourse, of accounts receivable (other than Eligible Accounts) arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (g) any involuntary loss, damage or destruction of property, (h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (i) the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the ordinary course of business, (j) the sale or issuance of Equ ity Interests (other than Disqualified Equity Interests) of Borrowers, (k) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct of its business, or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrig hts are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group, (l) the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement, (m) the making of Permi tted Investments, (n) so long as no Event of Default has occurred and is continuing or would immediately result therefrom, transfers of assets (i) from any Loan Party or any of its Subsidiaries to a Loan Party, and (ii) from any Subsidiary of any Loan Party th at is not a Loan Party to any other Subsidiary of any Loan Party, (o) dispositions of Equipment (excluding Rig Fleet Equipment) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or (ii) the net cash proceeds of such disposition are applied within 365 days following the applicable Loan Party’s or Subsidiary’s receipt of such net cash proceeds to the purchase price of Equipment useful in the Loan Parties’ business (or are otherwise applied in accordance with the 2026 Notes Indenture); provided , that (A) to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral, (B) the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed, and (C) such net cash proceeds will not be used to prepay any Revolving Loans (except as otherwise permitted by the Intercreditor Agreement), (p) sales or other dispositions of Rig Fleet Equipment not to exceed $25, 000,000 in the aggregate in any fiscal year, so long as (i) no Default or Event of Default has occurred and is continuing or would immediately result therefrom, and (ii) each such sale or disposition is in an arm’s - length transaction with a third party and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed,

37 (q) sales or other dispositions of assets (excluding Rig Fleet Equipment, other Equipment and, except as permitted by clause (f) above, the sale or discount of accounts receivable) not otherwise permitted in clauses (a) through (q) above so long as (i) no Default or Event of Default has occurred and is continuing or would immediately result therefrom, (ii) each such sale or disposition is in an arm’s - length transaction and the applicable Loan Party or its Subsidiary receives at least the fair market value of the assets so disposed, and (iii) the consideration received by the applicable Loan Party or its Subsidiary consists of at least 75% cash and Cash Equivalents and is paid at the time of the closing of such sale or disposition, and (r) sales or other dispositions of assets (excluding Rig Fleet Equipment and, except as permitted by clause (f) above, the sale or discount of accounts receivable) not otherwi se permitted in clauses (a) through (q) above not exceeding $5,000,000 during the term of this Agreement. “ Permitted Holder ” means MSD Partners, L.P., MSD Credit Opportunity Master Fund, L.P., MSD Energy Investments, L.P., and their respective Affiliates s o long as Lenders shall have completed its Patriot Act searches, OFAC/PEP searches, and customary individual background checks and searches, as requi red by bank regulatory authorities under applicable “know your customer” and anti - money laundering rules an d regulations, the results of which shall be reasonably satisfactory to the Lenders. “ Permitted Indebtedness ” means: (a) Indebtedness in respect of the Obligations, (b) Indebtedness as of the Closing Date set forth on Schedule 4.14 to this Agreement and any Refina ncing Indebtedness in respect of such Indebtedness, (c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, (d) Indebtedness arising in connection with the endorsement of instruments or other payment items for de posit, (e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations, and (ii) unsecured gua rantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions, (f) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards , stored value cards, commercial cards (including so - called “purchase cards”, “procurement cards” or “p - cards”), or Cash Management Services, (g) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non - compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions, (h) to the extent constituting Indebtedness, Permitted Investments, (i) unsecured Indebtedness incurred in respect of netting services, overdr aft protection, and other like services, in each case, incurred in the ordinary course of business,

38 (j) unsecured Indebtedness of any Loan Party or its Subsidiaries, in an aggregate outstanding amount not to exceed $10,000,000, in respect of Earn - Outs owing to sellers of assets or Equity Interests to such Loan Party or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions so long as such unsecured Indebtedness is on terms and conditions reasonably acceptable to the Required Lenders, (k) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness, (l) unsecured Indebtedness of any Loan Par ty owing to employees, former employees, former officers, directors, or former directors (or any spouses, ex - spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party of the Equity Interests of ICD Parent that has been issued to such Persons permitted by Section 6.7 , (m) Indebtedness evidenced by the 2026 Note Indenture in an aggregate principal amount not to exceed the amount thereof permitted by the Intercreditor Agreement, (n) Indebtedness owed to an y Person to finance property, casualty, liability or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, (o) the incurrence by any Loan Party or its Subsidiaries of Indebtedness under Hedge Agreements that is incurred for the bona fi de purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s or such Subsidiary’s operations and not for speculative purposes, (p) unsecured Acquired Indebtedness in an amount not to exceed $15,000,000 outstan ding at any one time so long as (i) the aggregate annual amortization with respect to such Acquired Indebtedness does not exceed 2.5% of the principal amount of such Acquired Indebtedness and (ii) such Acquired Indebtedness does not have any principal paym ents being made prior to the date that is six (6) months after the Maturity Date, (q) Subordinated Indebtedness , and (r) any other unsecured Indebtedness of any Borrower or any Subsidiary not covered by clauses (a) through (o) above in an aggregate principal amoun t not to exceed $15,000,000. (s) the PPP Loan, provided, that, (i) in no event shall the principal amount of such Indebtedness exceed $10,000,000, (ii) ICD is eligible to receive the PPP Loan as a business concern in accordance with the terms of Section 1102 of the CARES Act, (iii) Borrower shall provide copies of all agreements, documents and instruments that evidence or set forth any of the terms of th e PPP Loan to Administrative Agent promptly upon its receipt of any of them by Borrower, and shall promptly notify Administrative Agent in writing of the date of the PPP Loan,

39 (iv) Borrower shall (A) use the proceeds of the PPP Loan only for the allowable uses in accordance with Section 1102 of the CARES Act, and (B) shall maintain such documentation and take such actions as shall be required (1) to evidence that such proceeds have been used only for such purposes, and (2) for the forgiveness of all or part of the amount of the PPP Loan under Section 1106 of the CARES Act, (v) notwithstanding anything to the contrary contained herein, the proceeds of the PPP Loan shall not be required under Section 5.9 to be paid, and shall not be paid, to a Collection Acco unt (as defined in the Guaranty and Security Agreement) , but shall be paid to a deposit account of Borrower at Wells Fargo or a Cash Management Bank cash management bank other than a Collection Account (as defined in the Guaranty and Security Agreement) or to a deposit account established at the PPP Lender used exclusively for the receipt and disbursement of the proceeds of the PPP Loans, and in such event, at any time promptly upon Administrative Agent’s request, Borrower shall deliver to Administrative Age nt a Control Agreement with respect thereto as duly executed and delivered by Borrower and the PPP Lender, but otherwise Borrower shall not be required to deliver a Control Agreement with respect to such deposit account, (vi) promptly after the end of the Covered Period, but in no event more than 45 days thereafter, Borrower shall (A) submit an application to the holder of the Indebtedness in respect of the PPP Loan (or the party servicing the PPP Loan on behalf of the holder of such Indebtedness), and any other party required to receive such application, together with all documents required, for loan forgiveness of the PPP Loan, in accordance with the requirements of Section 1106 of the CARES Act and (B) deliver written notice to Administrative Agent that s uch application has been submitted to such parties, together with such other documents related thereto as Administrative Agent may request, and (vii) on or before the PPP Forgiveness Date, Borrower shall provide evidence reasonably satisfactory to Administ rative Agent that all or part of the PPP Loan has been forgiven and Borrower has no further obligations or liabilities in respect thereof. “ Permitted Intercompany Advances ” means loans made by (a) a Loan Party to another Loan Party, (b) a Subsidiary of a L oan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party, and (c) a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party, so long as the parties thereto are party to an intercompany subordination agre ement in form and substance reasonably satisfactory to Lender. “ Permitted Investments ” means: (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (c) ad vances made in connection with purchases and acquisitions of Inventory, supplies, materials, equipment, goods, services, contract rights, or licenses or leases of intellectual property, in each case, in the ordinary course of business, (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the forec losure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,

40 (e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P - 1 to this Agreement, (f) guarantees permitted under the definition of “Permitted Indebtedness”, (g) Permitted Intercompany Advances, (h) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims, (i) deposits of cash made in the ordinary course of business to secure performance of operat ing leases, (j) (i) non - cash loans and advances to employees, officers, and directors of a Loan Party or any of its Subsidiaries for the purpose of purchasing Equity Interests in Parent so long as the proceeds of such loans are used in their entirety to purcha se such Equity Interests in Parent, and (ii) loans and advances to employees and officers of a Loan Party or any of its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $1,000,000 at an y one time, (k) Permitted Acquisitions, (l) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Paren t), (m) Investments resulting from entering into (i) Bank Product Agreements or (ii) Hedge Agreements permitted by clause (o) of the definition of “Permitted Indebtedness”, (n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is requ ired by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law, (o) Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connec tion with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition, (p) Investments consisting of non - cash consideration received in connection with Permitted Dispositions, so long as the non - cash consideration received in co nnection with any Permitted Disposition does not exceed 25% of the total consideration received in connection with such Permitted Disposition, (q) Investments consisting of the licensing or contribution of intellectual property, in each case, on a non - exclusi ve basis, pursuant to joint marketing arrangements with other Persons, (r) Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited here under, (s) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of any Loan Party or any of its Subsidiaries,

41 (t) so long as no Event of Default has occurred and is continui ng or would result therefrom, any other Investments in an aggregate amount not to exceed $5,000,000, and (u) other Investments using cash or Cash Equivalents; provided , that , each of the Payment Conditions shall be satisfied. “ Permitted Liens ” means (a) Liens gran ted to, or for the benefit of, Agent to secure the Obligations, (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, a ssessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement, (d) Liens set for th on Schedule P - 2 to this Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P - 2 to this Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respec t thereof, (e) the interests of lessors under operating leases and non - exclusive licensors under license agreements, (f) Liens on fixed or capital assets or the interests of lessors under Capital Leases permitted under clause (c) of the definition of “Permitted In debtedness” and so long as (i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money , and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited to secure Parent’s and its Subsidiaries’ obligations in connection with worker’s compensation or other unemployment insu rance, (i) Liens on amounts deposited to secure Parent’s and its Subsidiaries’ obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited to secure ICD’s Parent’s and its Subsidiaries’ reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business, (k) with respect to any Real Property, easements, rights of way, and zoning r estrictions that do not materially interfere with or impair the use or operation thereof, (l) non - exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,

42 (m) Liens that are replacements of P ermitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness, (n) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business, (o) Liens solely on any cash earnest money deposits made by a L oan Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition, (p) Liens on Collateral securing the Indebtedness permitted under clause (m) of the definition of “Permitted Indebtednes s” to the extent such Liens are subject to the Intercreditor Agreement, and (q) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent (i) such financing is perm itted under clause (n) the definition of “Permitted Indebtedness” and (ii) the aggregate amount of Indebtedness secured by such Liens does not exceed $5,000,000. “ Permitted Protest ” means the right of any Loan Party or any of its Subsidiaries to protest an y Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment; provided , that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Agent is r easonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens. “ Permitted Purchase Money Indebtedness ” means, as of any date of determination, Indebtedness (oth er than the Obligations, but including Capitalized Lease Obligations), at the time of, or within 60 days after, the acquisition of any fixed assets (other than Rig Fleet Equipment) for the purpose of financing all or any part of the acquisition cost thereo f, in an aggregate principal amount outstanding not in excess of $15,000,000 at any one time. “ Person ” means natural persons, corporations, limited liability companies, unlimited liability company, limited partnerships, general partnerships, limited liabil ity partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof. “ PPP Forgiveness Date ” means five (5) Business Days after the date that ICD obtains a final determination by the PPP Lender (and, to the extent required, the Small Business Administration) (or such longer period as may be approved in writing by Administrative Agent) regarding the amount of PPP Loan, i f any, that will be forgiven pursuant to the provisions of the CARES Act. “ PPP Lender ” means City Bank. “ PPP Loan ” means the unsecured Indebtedness in an aggregate principal amount not to exceed $10,000,000 advanced by PPP Lender, pursuant to the Paycheck Protection Program under the CARES Act.

43 “ PPP Permitted Purposes ” means, with respect to the use of proceeds of any PPP Loan, (i) the purposes set forth in Section 1106(b) of the CARES Act, (ii) the "Allowable Uses of Covered Loans" set forth in Section 7(a )(36)(F) of the Small Business Act and as permitted by the CARES Act and (iii) the repayment of the PPP Loans. “ Projections ” means the Loan Parties’ forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared o n a basis consistent with Lead Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. “ Pro Rata Share ” means, as of any date of determination: (a) with respect to a Lender’s obligatio n to make all or a portion of the Revolving Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Revolving Loans, and with respect to all other computations and other matters related to the Com mitments or the Revolving Loans, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, (b) with respect to a Lender’s obligation to participate in the Letters of Credit , with respect to such Lender’s obligation to reimburse Issuing Bank, and with respect to such Lender’s right to receive payments of Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the p ercentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders; provided , that , if all of the Revolving Loans have been repaid in full and all Commitments have been terminated, bu t Letters of Credit remain outstanding, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders, and (c) with respect to all other matte rs and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of this Agreement), the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revol ving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1 ; provided , that , if all of the Loans have been repaid in full and all Commitments have been terminated, Pro R ata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders. “Projections” means the Loan Parties’ forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Lead Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. “ Protective Advances ” has t he meaning specified therefor in Section 2.3(d)(i) of this Agreement. “ Purchase Money Indebtedness ” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within sixty (60) days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof. “ Purchase Price ” means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (inc luding the maximum amount of Earn - Outs), paid or delivered by a Loan Party in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent), but excluding therefrom (a) any cash of the seller a nd its Affiliates used to fund any portion of such consideration, and (b) any cash or Cash Equivalents acquired in connection with such Acquisition.

44 “ QFC ” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in a ccordance with, 12 U.S.C. § 5390(c)(8)(D). “ QFC Credit Support ” has the meaning specified therefor in Section 17.20 of this Agreement. “ Qualified ECP Guarantor ” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,0 00,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “ Qualified Equity Interests ” means and refers to any Equity Interests issued by Parent (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest. “ Quarterly Average Excess Availability ” means, at any time, the daily average of the aggregate amount of the Excess Availability for the immediately preceding calendar quarter, commencing on the first day of such calendar quarter. “ Real Property ” means any estates or interests in real or immovable property now owned or hereafter acquired by any Loan Party and the improvements thereto. “ Receivable Reserves ” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c) , to establish and maintain (including Landlord Reserves for books and records locations and reserves for rebates, discounts, warranty claims, and returns) with respect to the Eligible Accounts or the Maximum Credit .. “ Recipient Agent ” means an agent that receives payments on behalf of the Lenders and the Partici pants. “ Record ” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form. “ Refinancing ” means, collectively, substantially concurrently with the consummation of the C losing Date Merger, the repayment in full of all indebtedness under each of the Existing Credit Facilities, and the release of any Liens securing such indebtedness; provided that the foregoing shall not be construed to require the termination of any of the Existing Letters of Credit. “ Refinancing Indebtedness ” means refinancings, renewals, or extensions of Indebtedness (other than Indebtedness in respect of the Obligations) so long as: (a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto, (b) su ch refinancings, renewals, or extensions do not result in a shortening of the final maturity date or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor (except in the case of Term Loan Indebtedness) are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially

45 adverse to the interests of the Lenders nor (in the case of Term Loan Indebtedness) are they on terms and co nditions which contravene the Intercreditor Agreement, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must includ e subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Per son that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended, (e) if the Indebtedness that is refinanced, renewed or extended was unsecured, such refin ancing, renewal or extension shall be unsecured, and (f) if the Indebtedness (other than Term Loan Indebtedness) that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured such refinanced, renewed or extended Indebtedness on terms no less favorable to the Agent or the Lender Group, and (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior than the Liens se curing such Indebtedness that is refinanced, renewed or extended ; , and (g) if the Indebtedness that is refinanced, renewed or extended was Term Loan 2026 Notes Indebtedness, any Liens securing such refinancing, renewal or extension shall be subject to the Inter creditor Agreement (or another intercreditor agreement in form and substance acceptable to Agent). “ Related Fund ” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extension s of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Relevant Governmental Body” means t he Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto. “ Remedial Action ” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre - remedial studies, investigations, or post - remedial operation and maintenance a ctivities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “ Replacement Lender ” has the meaning specified therefor in Section 2.13(b) of this Agreement. “ Report ” has the meaning specified therefor in Section 15.16(a) of this Agreement. “ Required Lenders ” means, at any time, Lenders having or holding more than fifty percent (50%) of the aggregate Revolving Loan Exposure of all Lenders; provided , that , (i) the Revolving Loan Exposure of any Defaulting Le nder shall be disregarded in the determination of the Required Lenders, and (ii) at any

46 time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Lenders” must include at least two Lenders (who are not Affi liates of one another). “ Reserves ” means, as of any date of determination, Bank Product Reserves, Receivables Reserves, Dilution Reserve, and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Sectio n 2.1(c) , to establish and maintain (including reserves with respect to (a) sums that any Loan Party or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (b) amounts owing by any Loan Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (othe r than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or supplier s, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the Borrowing Base or the Maximum Credit. “Resolution Authority” means an EEA Resolution A uthority or, with respect to any UK Financial Institution, a UK Resolution Authority .. “ Restricted Payment ” means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by any Loan Party or any of its Subsidiaries (including any payment in connection with any merger or consolidation involving any Loan Party or any of its Subsidiaries) or to the direct or indirect holders of Equity Interests issued by any Loan Party or any of its Subsidiaries in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by any Loan Party or any of its Subsidiaries), or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving any Loan Party or any of its Subsidiaries) any Equity Interests issued by any Loan Party or any of its Subsidiaries, or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of any Loan Party now or hereafter outstanding. “ Revolver Usage ” means, as of any date of determination, the sum of (a) the amount of outstanding Revolving Loans (inclusive of Protective Advances), plus (b) the amount of the Letter of Credit Usage. “ Revolving Loan Exposure ” means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Commitments, the amount of such Lender’s Commitment, and (b) after the termination of the Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender. “ Revolving Loans ” has the meaning specified in Section 2.1(a) of this Agreement. “ Rig ” means any land - based drilling and workover rig owned by any Loan Party , together with all Rig Accessories that are installed on or affixed to such Rig. “ Rig Accessories ” means pumps, drilling equipment, machinery, eq uipment, forklifts, bulldozers and other parts necessary or useful for the drilling operation of any Rig. “ Rig Fleet Equipment ” means any Loan Party’s Rigs and partial Rigs and any Loan Party’s Equipment related to such Rigs and partial Rigs. “S&P” has the meaning specified therefor in the definition of Cash Equivalents.

47 “ Sanctioned Entity ” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or in directly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sa nctions program administered and enforced by OFAC. “ Sanctioned Person ” means, at any time, (a) any a Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non - SDN list or any other Sanctions - related list maintained by any relevant Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “ Sanctions ” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti - terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majes ty’s Treasury of the United Kingdom, or (e) any other Governmental Authority with jurisdiction over any member of the Lender Group, Bank Product Provider, Hedge Provider or any Loan Party or any of their respective Subsidiaries .. “ S&P ” has the meaning speci fied therefor in the definition of Cash Equivalents. “ SEC ” means the United States Securities and Exchange Commission and any successor thereto. “ Second Amendment Effective Date ” means January 1, 2022. “ Securities Account ” means a securities account (as t hat term is defined in the UCC). “ Securities Act ” means the Securities Act of 1933, as amended from time to time, and any successor statute. “ Sellers ” means the owners of the Equity Interests of the Target immediately before giving effect to the Closing Da te Merger. “ Settlement ” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “ Settlement Date ” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “ Small Business Administration ” means the U.S. Small Business Administration. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing ra te). “SOFR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of this Agreement.

48 “SOFR Loan” means each portion of a Revolving Loan that bears interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”). “SOFR Margin” means the Applicable SOFR Margin as set forth in the definition of the term Applicable Margin .. “SOFR Notice” means a written notice in the form of Exhibit L - 1 to this Agreement. “SOFR Option” has the meaning speci fied therefor in Section 2.12(a) of this Agreement. “ Solvent ” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’ s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person i s “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any tim e shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilitie s meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “ Special Advances ” has the meaning specified therefor in Section 2.3(d)(iii) of this Agreement. “ Specified Equity Contribution ” means cash equity contributions (which if in the form of preferred equity shall be on terms and conditions reasonably acceptable to Agent) made directly or indirectly by a Person (other than a Loan Party) to Parent as a cash equity contribution in accord ance with Section 7.2 , which equity contribution is added to EBITDA for the purposes of calculating compliance with Section 7.1 .. “ Specified Event of Default ” means (a) any Event of Default arising under Section 8.1 of the Agreement, (b) any Event of Defaul t arising under Section 8.4 of the Agreement, (c) any Event of Default arising under Section 8.5 of the Agreement, (d) any Event of Default arising under Section 8.2(a) of the Agreement resulting from the failure to comply with Section 5.2 of the Agreement (with respect to delivery of each of the items set forth in clauses (a) through (h) of Schedule 5.2 to the Agreement), (e) any Event of Default arising under Section 8.2(a) of the Agreement resulting from the failure to comply with Section 7(k) of the Gua ranty and Security Agreement, (f) any Event of Default arising under Section 8.2(a) arising from the failure to comply with Section 7 of the Agreement and (g) any Event of Default arising under Section 8.7 of the Agreement resulting from any representation or warranty under Section 4.22 of the Agreement being untrue. “ Specified Representations ” means the representations and warranties made by the Parent and its Subsidiaries in Section 4.1(a)(i), 4.2(a), 4.2(b)(i) (as it relates to no conflict with the Gover ning Documents of any Loan Party and laws or regulations applicable to any Loan Party), 4.2(b)(ii) (as it relates to no conflict with Material Contracts that relate to Indebtedness), 4.4(a) (in each case, as it relates to the due authorization, execution, delivery and performance of the Loan Documents and enforceability thereof), 4.4(b), 4.9, 4.13, 4.16, 4.17 or 4.18 of this Agreement. “ Standard Letter of Credit Practice ” means, for Issuing Bank, any domestic or foreign law or letter of credit practices app licable in the city in which Issuing Bank issued the applicable Letter of Credit or, for

49 its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “ Subordinated Indebtedness ” means any unsecured Indebtedness of Loan Parties incurred from time to time (a) that is subordinated in right of payment (which, for the avoidance of doubt, shall include a restriction on all cash payments with respec t to such Indebtedness) to the Obligations, (b) that is not guaranteed by any Subsidiaries other than Loan Parties, (c) that is not subject to scheduled amortization, redemption, sinking fund or similar payment and does not have a final maturity, in each c ase, on or before the date that is six months after the Maturity Date, (d) that does not include any financial covenants or any covenant or agreement that is more restrictive or onerous on any Loan Party in any material respect than any comparable covenant in the Agreement and is otherwise on terms and conditions reasonably acceptable to Agent, (e) limited to cross - payment default and cross - acceleration to designated “senior debt” (including the Obligations), and (f) that is subject to a subordination agree ment, in form and substance reasonably acceptable to Agent. “ Subordination Provisions ” has the meaning specified therefor in Section 8.13 of this Agreement. “ Subsidiary ” of a Person means a corporation, partnership, limited liability company, or other enti ty in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability compa ny, or other entity. “ Supermajority Lenders ” means, at any time, Revolving Lenders having or holding more than sixty - six and two - thirds percent (66 2/3%) of the aggregate Revolving Loan Exposure of all Lenders; provided , that , (i) the Revolving Loan Exposu re of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another), “Supermajority Lenders” must include at least two Lenders (who a re not Affiliates of one another or Defaulting Lenders). “ Supported QFC ” has the meaning specified therefor in Section 17.20 of this Agreement. “ Swap Obligation ” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “ Target ” means Sidewinder Drilling LLC, a Delaware limited liability company. “Tax Lender” has the meaning specified therefor in Section 1 4.2(a) of this Agreement. “ Taxes ” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all i nterest, penalties or additions to tax with respect thereto. “ Tax Lender ” has the meaning specified therefor in Section 14.2(a) of this Agreement. “ Term Loan Agent ” means U.S. Bank National Association, in its capacity as agent under the Term Loan Agreement and the other Term Loan Documents and its successors and assigns, together with any replacement or successor agent thereunder.

50 “ Term Loan Agreement ” means the Credit Agreement, dated of even date herewith, by and among Term Loan Agent, Term Loan Lenders, Parent and certain of its affiliates (as the same may be subsequently amended, restated, refinanced, replaced, extended, renewed or restructured in accordance with the provisions hereof and the terms of the Intercreditor Agreement). “ Term Loan Doc uments ” means, collectively, the following; (a) the Term Loan Agreement and (b) all agreements, documents and instruments at any time executed and/or delivered in connection therewith. “ Term Loan Lenders ” means those certain financial institutions from tim e to time party to the Term Loan Agreement as lenders. “ Term Priority Collateral ” has the meaning specified therefor in the Intercreditor Agreement. “ Third Amendment Effective Date Term SOFR ” means July 31 , 2022. (a) for any calculation with respect to a SOFR Loan, Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Day s prior to the first day of such Interest Period, as such rate is published by Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day Term SOFR Reference Rate for the applicable tenor has not been published by Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR Reference Rate has not occurred, then Term SOFR will be Term SOFR Reference Rate for such tenor as published by Term SOFR Administrator on th e first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S .. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term S OFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determinati on Day Term SOFR Reference Rate for the applicable tenor has not been published by Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR Reference Rate has not occurred, then Term SOFR will be Term SOFR Reference Rate for such tenor as published by Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by Term SOFR Administrator so long as such first preceding U.S. Government Sec urities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward - looking term rate based on SOFR. “ Trademark Security Agreement ” has the meaning specified therefor in the Guaranty and Security Agreement .. “ Transactions ” means, collectively, the Closing Date Merger, the Refinancing, the credit facility under the Term Loan Agreement, the credit facility under this Agreement, the Conversion and Release, and the other transactions related to the foregoing.

51 “ U CC ” means the New York Uniform Commercial Code, as in effect from time to time. “ UCP ” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by Issuing Bank for use. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regula tion Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliate s of such credit institutions or investment firms .. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution .. “Unadjusted Benchmark Replacemen t” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “ Unfinanced Capital Expenditures ” means Capital Expenditures (a) not financed with the proceeds of any incurrence of Indebtedness (other than the incurre nce of any Revolving Loans), the proceeds of any sale or issuance of Equity Interests or equity contributions, the proceeds of any asset sale, or any insurance proceeds, and (b) that are not reimbursed by a third person (excluding any Loan Party or any of its Affiliates) in the period such expenditures are made pursuant to a written agreement. “ United States ” means the United States of America. “ Unused Line Fee ” has the meaning specified therefor in Section 2.10(b) of this Agreement. “ U.S. Government Securi ties Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.3(a), 2.3(c) and 2.12(b), in each case, such day is also a Business Day. “ U.S. Special Resolution Regimes ” has the meaning specified therefor in Section 17.20 of this Agreement. “ Voidable Transfer ” has the meaning specified therefor in Section 17.8 of this Agreement. “ Wells Fargo ” means Wells Fargo Bank, National Association, a national banking association. “ Withdrawal Liability ” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA. “ Write - Down and Conversion Powers ” means, (a) with respect to any EE A Resolution Authority, the write - down and conversion powers of such EEA Resolution Authority from time to time under the Bail - In Legislation for the applicable EEA Member Country, which write - down and conversion powers are described in the EU Bail - In Legi slation Schedule .. , and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail - In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or i nstrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that, if Lead Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Lead Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions immediately before such Accounting Change took effect and, until any such amendments have been agreed upon and reasonably agreed to by Agent, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Parent", "Borrowers" is used in respect of a financial covenant or a related definition, it shall be understood to mean the Loan Parties and their Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board's Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof.

1.3 UCC. Any terms used in this Agreement that are defined in the UCC, shall be construed and defined as set forth in the UCC unless otherwise defined herein; provided, that, to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern.

1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to (i) any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein), and (ii) any law, statute, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law (it being understood that nothing in this clause shall give retroactive effect to such consolidation, amendment, replacement, supplement or interpretation). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that

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53 have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or char ges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Cre dit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations fo r which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys ’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligati ons (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii ) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. 1.5 Time References .. Unless the context of this Agreement or any oth er Loan Document clearly requires otherwise, all references to time of day refer to Central standard time or Central daylight saving time, as in effect in Dallas, Texas on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided , that , with respect to a computation of fees or interest payable to Agent or any Lender, such period shall exclude the first day and include the last day so long as payment is received on or before the time specified in Section 2.4, but in any event consist of at least one (1) full day. 1.6 Schedules and Exhibits .. All of the schedules and exhibits attached to this Agree ment shall be deemed incorporated herein by reference. 1.7 Divisions .. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person c omes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.8 Rates .. Agent does not warrant or accept any responsibility for, and shall not have any lia bility with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the defini tion thereof, or with respect to any alternative, successor or replacement rate thereto (including any then - current Benchmark or any Benchmark Replacement) , including whether the composition or characteristics of any such alternative, successor or replacem ent rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.12(d)(iii), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calc ulation of Term SOFR

54 Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Agent may select information sourc es or services in its reasonable discretion to ascertain Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, a nd shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or othe rwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 2. LOANS AND TERMS OF PAYMENT. 2.1 Revolving Loans .. (a) Subject to the terms and conditions of this Agree ment, and during the term of this Agreement, each Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“ Revolving Loans ”) to Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such Lender’s Commitment, or (ii) such Lender’s Pro Rata Share of an amount equal to the lesser of: (A) the amount equal to (1) the Maximum Credit, less (2) the Letter of Credit Usage at such time, and (B) the amount equal to (1) the Borrowing Base as of such date, less (2) the Lett er of Credit Usage at such time. (b) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Revo lving Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they otherwise become due and payable pursuant to the terms of this Agreemen t. Borrowers hereby jointly and severally promise to repay all amounts due hereunder with respect to the Revolving Loans. (c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) at any time, in the exercise of its Permitted Discretion, to establish and increase or decrease Reserves against the Borrowing Base or the Maximum Credit. The amount of any Reserve established by Agent, and any changes to the eligibility criteria set forth in the definition s of Eligible Accounts shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve or change in eligibility and shall not be duplicative of any other reserve established and currently maintai ned or eligibility criteria. To the extent that an event, condition or matter as to any Eligible Accounts is addressed pursuant to the treatment thereof within the applicable definition of such term, Agent shall not also establish a Reserve to address the same event, condition or matter. 2.2 Reserved .. 2.3 Borrowing Procedures and Settlements .. (a) Procedure for Borrowing Revolving Loans .. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent (which may be delivered through Agent’s electronic

55 platform or portal) and received by Agent no later than 11:00 a.m. (i) on the Business Day that is one (1) Business Day prior to the requested Funding Date in the case of a request for a Base Rate Loan, and (ii) on the U.S. Government Securitie s Business Day that is three (3) U.S. Government Securities Business Days prior to the requested Funding Date in the case of all other requests a request for a SOFR Loan , specifying (A) the amount of such Borrowing, and (B) the requested Funding Date (which shall be a Business Day); provided, that Agent may, in its sole discretion, elect to accept as timely requests that are received later than 11:00 a.m. on the applicable Business Day or U.S. Government Securities Business Day, as applicable .. All Borrowing requests which are not made on - line via Agent’s electronic platform or portal shall be subject to (and unless Agent elects otherwise in the exercise of its sole discretion, such Borrowings shall not be made until the completion of) Agent’s authentication process (with results satisfactory to Agent) prior to the funding of any such requested Revolving Loan. (b) [Reserved]. (c) Making of Revolving Loans .. (i) After receipt of a request for a Borrowing pursuant to Section 2.3(a)(i) , Agent shall notify the Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day or U.S. Government Securities Business Day, as applicable, that is (A) in the case of a Base Rate Loan, at least one (1) Business Day prior to the requested Funding Date, or (B) in the case of a LIBOR Rate SOFR Loan, prior to 11:00 a.m. at least three (3) U.S. Government Securities Business Days prior to the requested Funding Da te. If Agent has notified the Lenders of a requested Borrowing on the Business Day that is one (1) Business Day prior to the Funding Date, then each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. on the Business Day that is the requested Funding Date. After Agent’s receipt of the proceeds of such Revolving Loans from the Lenders, Agent shall make the proceeds thereof av ailable to Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided , that , subject to the provisions of Section 2.3(d)(ii) , no Lender shall have an obl igation to make any Revolving Loan, if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) as of the da te of the requested Borrowing and after giving effect thereto, the Revolver Usage would exceed the lesser of the Borrowing Base or the Maximum Credit. (ii) Unless Agent receives notice from a Lender prior to 9:30 a.m. on the Business Day that is the requested F unding Date relative to a requested Borrowing as to which Agent has notified the Lenders of a requested Borrowing that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make avai lable to Borrowers a corresponding amount. If, on the requested Funding Date, any Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to Borrowers suc h amount on the requested Funding Date, then such Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, no later than 10:00 a.m. on the Business Day th at is the first Business Day after the requested Funding Date (in which case, the interest accrued on such Lender’s portion of such Borrowing for the Funding Date shall be for Agent’s separate account). If any Lender shall not remit the full amount that i t is required to make available to Agent in immediately available funds as and when required hereby and if Agent has made available to Borrowers such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with inter est at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Lead Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans composing such Borrowing.

(d) **Protective Advances and Optional Overadvances**.

(i) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), at any time (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in Agent's sole discretion, to make Revolving Loans to, or for the benefit of, Borrowers, on behalf of the Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (the Revolving Loans described in this Section 2.3(d)(i) shall be referred to as "Protective Advances"). Notwithstanding the foregoing, the aggregate amount of all Protective Advances outstanding at any one time shall not exceed ten percent (10%) of the Maximum Credit.

(ii) Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(d)(iv), the Lenders hereby authorize Agent, and Agent may, but is not obligated to, knowingly and intentionally, continue to make Revolving Loans to Borrowers notwithstanding that an Overadvance exists or would be created thereby, so long as (A) after giving effect to such Revolving Loans, the outstanding Revolver Usage does not exceed the Borrowing Base by more than ten percent (10%) of the Maximum Credit, and (B) after giving effect to such Revolving Loans, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Credit. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such Overadvances and provide notice as promptly as practicable thereafter), and the Lenders thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers intended to reduce, within a reasonable time, the outstanding principal amount of the Revolving Loans to Borrowers to an amount permitted by the preceding sentence. In such circumstances, if any Lender with a Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. The foregoing provisions are meant for the benefit of the Lenders and Agent and are not meant for the benefit of Borrowers, which shall continue to be bound by the provisions of Section 2.4(e). Each Lender shall be obligated to settle with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(d)(ii), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

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57 (iii) Each Protective Advance and each Overadvance (each, a “ Special Advance ”) shall be dee med to be a Revolving Loan hereunder, except that no Special Advance shall be eligible to be a LIBOR Rate SOFR Loan and, prior to Settlement therefor, all payments on the Special Advances shall be payable to Agent solely for its own account. The Special Ad vances shall be repayable on demand, secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans. The provisions of this Section 2.3(d) are for the excl usive benefit of Agent and the Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way. (iv) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary: (A) no Special Advance may be made by Agent if such Special Advance would cause the aggregate principal amount of Special Advances outstanding to exceed an amount equal to ten percent (10%) of the Maximum Credit; and (B) to the extent that the making of any Special Advance causes the aggregate Revolver Usage to exceed the Maximum Credit, such portion of such Special Advance shall be for Agent’s sole and separate account and not for the account of any Lender and shall be entitled to priority in repayment in accordance with Section 2.4(b) .. (e) Settle ment .. It is agreed that each Lender’s funded portion of the Revolving Loans is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Revolving Loans. Such agreement notwithstanding, Agent, and the other Lenders a gree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Revolving Loans (including Special Advances) shall take p lace on a periodic basis in accordance with the following provisions: (i) Agent shall request settlement (“ Settlement ”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (A) for itself, with respec t to the outstanding Special Advances, and (B) with respect to any Loan Party’s or any of their Subsidiaries’ payments or other amounts received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such req uested Settlement, no later than 2:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “ Settlement Date ”). Such notice of a Settlement Date shall include a summary stateme nt of the amount of outstanding Revolving Loans (including Special Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g) ): (1) if the amount of the Revolving Loans (including Special Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender’s Pro Rata Share of the Revolving Loans (including Special Advances) as of a Settlement Date, then Agent shall, b y no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlemen t Date, its Pro Rata Share of the Revolving Loans (including Special Advances), and (2) if the amount of the Revolving Loans (including Special Advances) made by a Lender is less than such Lender’s Pro Rata Share of the Revolving Loans (including Special A dvances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to The Agent Payment the Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, h ave as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Special Advances). Such amounts made available to Agent under clause (2) of the immediately preceding sentence shall be applied against the amounts of the applicable Speci al Advances shall constitute Revolving Loans of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

58 (ii) In determining whether a Lender’s balance of the Revolving Loans (including Special Advances) is less than, equal to, or greater than such Lender’s Pro Rata Share of the Revolving Loans (including Special Advances) as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. (iii) Between Settlement Dates, Agent, to the extent Special Advances are outstanding, may pay over to Agent, as applicable, any payments or other amounts rec eived by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Special Advances. During the period between Settlement Dates, Agent with respect to Special Advances, and each Lender with respect to the Revolving Loans, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Agent, or the Lenders, as applicable. (iv) Anything in this Section 2.3(e) to th e contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in S ection 2.3(g) .. (f) Notation .. Consistent with Section 13.1 , Agent, as a non - fiduciary agent for Borrowers, shall maintain a register showing the principal amount and stated interest of the Revolving Loans owing to each Lender, including Special Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate. (g) Defaulting Lenders .. (i) Notwithstanding the provisions of Section 2.4(b)(iii) , Agent shal l not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent to the extent of any Special Advances that were made by Agent and that were required to be, but were not, paid by Defaulting Lender, (B) second, to Issuing Bank, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (C) third, to each Non - Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the exte nt that such Defaulting Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non - Defaulting Lender), (D) fourth, in Agent’s sole discretion, to a suspense account maintained by Agent, the proceeds of which shall be re tained by Agent and may be made available to be re - advanced to or for the benefit of Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2 ) as if such Defaulting Lender had made its portion of Revolving Loans (or o ther funding obligations) hereunder, and (E) fifth, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (M) of Section 2.4(b)(iii) .. Subject to the foregoing, Agent may hold and, in its discretion, re - lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with res pect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b) , such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitm ent shall be deemed to be zero; provided , that , the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii) .. The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (1) the date on which all of the Non -

59 Defaulting Lenders, Agent, Issuing Bank, and Borrowers shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (2) the date on which such Defaulting Lender makes p ayment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(g)(ii) shall be released to Borrowers). The operation of t his Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent, Issuing Bank, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reas onably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in fa vor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided , that , any such assumption of the Commitment of such Defaulting Lende r shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority pro visions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert w ith each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern. (ii) If any Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then: (A) such Defaulting Lender’s Letter of Credit Exposure shall be reallocated among the Non - Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (1) the sum of all Non - Defaulting Lenders’ Pro Rata Share of Revolver Usage plus such Defaulting Lender’s Letter of Credit Exposure does not exceed the total of all Non - Defaulting Lenders’ Commitments and (2) the conditions set forth in Section 3.2 are satisfied at such time; (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by the Agent cash collateralize such Defaulting Lender’s Letter of Credit Exposure, pursuant to a cash collateral agreement to be enter ed into in form and substance reasonably satisfactory to the Agent, for so long as such Letter of Credit Exposure is outstanding; provided , that , Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s Letter of Credit Exposure if such Defaulting Lender is also Issuing Bank; (C) if Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to this Section 2.3(g)(ii) , Borrowers shall not be required to pay any Letter of Credit Fees to Agent fo r the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s Letter of Credit Exposure during the period such Letter of Credit Exposure is cash collateralized;

60 (D) to the extent the Letter of Credit Exposure of the Non - Defaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii) , then the Letter of Credit Fees payable to the Non - Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non - D efaulting Lenders’ Letter of Credit Exposure; (E) to the extent any Defaulting Lender’s Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(g)(ii) , then, without prejudice to any rights or remedies of Issuing B ank or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Letter of Credit Exposure shall instead be payable to Issuing Bank until such portion of such Defaulting Lender’s Letter of Credit Exposure is cash collateralized or reallocated; (F) so long as any Lender is a Defaulting Lender, Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the ex tent (x) the Defaulting Lender’s Pro Rata Share of Letter of Credit cannot be reallocated pursuant to this Section 2.3(g)(ii) , or (y) the Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to the Issuing Bank and Borrowers to eliminate the Issuing Bank’s risk with respect to the Defaulting Lender’s participation in Letters of Credit; and (G) Agent may release any cash collateral provided by Borrowers pursuant to this Section 2.3(g)(ii) to Issuing Bank and Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Borrowers pursuant to Section 2.11(d) .. Subject to Section 17.14 , no reallocation hereunder shall constitute a wa iver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non - Defaulting Lender as a result of such Non - Defaulting Lender’s increased exposure follow ing such reallocation. (h) Independent Obligations .. All Revolving Loans (other than Special Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for an y failure by any other Lender to perform its obligation to make any Revolving Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obli gations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder. (i) Loan Management Service. If Borrowers and Agent have separately agreed that Borrowers may use the Loan Management Service (and such agreement is still in effect), Borrowers shall not request and Agent shall no longer honor a request for a Borrowing made in accordance with Section 2.3(a) , and all Borrowings will instead be initiated by Agent and credited to the applicable Designated Account as Borrowings as of the end of each Business Day in an amount sufficient to maintain an agreed upon ledger balance in the applicable Designated Account, subject only to the limitations provided in Section 2.1 .. If Agent te rminates Borrowers’ access to the Loan Management Service, Borrowers may continue to request Borrowings as provided in Section 2.3(a) , subject to the other terms and conditions of this Agreement. Agent shall have no obligation to make a Borrowing through the Loan Management Service after the occurrence and during the continuance of a Default or an Event of Default, or in an amount in excess of the limitations provided in Section 2.1 , and may terminate the Loan Management Service at any time in its sole dis cretion. 2.4 Payments; Reductions of Commitments; Prepayments .. (a) Payments by Borrowers ..

61 (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 1:30 p.m. on the date specified herein ; provided that, for the avoidance of doubt, any payments deposited into a Controlled Account (as defined in the Guaranty and Security Agreement) shall be deemed not to be received by Ag ent on any Business Day unless immediately available funds have been credited to Agent’s Account prior to 1:30 p.m. on such Business Day .. Any payment received by Agent later than 1:30 p.m. shall be deemed to have been received (unless Agent, in its sole d iscretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day. (ii) Unless Agent receives notice from Borrowers prior to the date on which any pay ment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall n ot be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid. (b) Apportionment and App lication .. (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. (ii) Subject to Section 2.4(b)(v) and Section 2.4(e) , all payments to be made h ereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Revolving Loans outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iii) At any time that an Application Event has occu rred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows: (A) first , to pay any Lender Group Expenses (includi ng cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents and to pay interest and principal on Special Advances that are held solely by Agent pursuant to the terms of Section 2.3(d)(iv) , until paid in full, (B) second , to pay any fees or premiums then due to Agent under the Loan Documents, until paid in full, (C) third , to pay interest due in respect of all Protective Advances, until paid in full,

62 (D) fourth , to pay the principal of all Protective Advances, until paid in full, (E) fifth , ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of Lenders under the Loan Documents, until paid in full, (F) sixth , ratably, to pay any fees or premiums then due to any of Lenders under the Lo an Documents, until paid in full, (G) [Reserved], (H) [Reserved], (I) ninth , ratably, to pay interest accrued in respect of the Revolving Loans (other than Protective Advances), until paid in full, (J) tenth , ratably (1) ratably, to pay the principal of all Revolving Loans, u ntil paid in full, (2) to Agent, to be held by Agent, for the benefit of Issuing Bank (and for the ratable benefit of each of t Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to one hundred five percent (105%) of the Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such d isbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii) , beginning with tier (A ) hereof), (3) up to the amount (after taking into account any amounts previously paid pursuant to this clause (3) during the continuation of the applicable Application Event) of the most recently established Bank Product Reserve to (y) the Bank Product Provid ers based upon amounts then certified by the applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Providers on account of Bank Product Obligations of Borrowers, and (z) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral, which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed by any Loan Party to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii) , beginning with tier (A) hereof, (K) eleventh , to pay any ot her Obligations other than Obligations owed to Defaulting Lenders (including being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Bank Product Obligations are paid or otherwise sat isfied in full, the cash

63 collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii) , beginning with tier (A) hereof), (L) twelfth , ratably to pay any Obligations owed to Defaulting Lenders; and (M) thirteenth , to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iv) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e) .. (v) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(iii) shall not apply to any payment made by Borrowers to Agent and specified by Lead Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document. (vi) For purposes of Section 2.4(b)(iii) , “paid in full” of a type of O bligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense r eimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (vii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconci lable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4 , then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this S ection 2.4 shall control and govern. (c) Reduction of Commitments .. The Commitments shall terminate on the Maturity Date or earlier termination thereof pursuant to the terms of this Agreement. Borrowers may reduce the Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (i) the Revolver Usage as of such date, plus (ii) the principal amount of all Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.3(a) , plus (iii) the amount of all Letters of Credit not yet issued as to which a requ est has been given by Borrowers pursuant to Section 2.11(a) .. Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Commitments are being reduced to zero and the amount of the Commitments in effect immediately prior to suc h reduction are less than $5,000,000), shall be made by providing not less than ten (10) Business Days prior written notice to Agent, and shall be irrevocable. The Commitments, once reduced, may not be increased. Each such reduction of the Commitments sh all reduce the Commitments of each Lender proportionately in accordance with its ratable share thereof. In connection with any reduction in the Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Bor rowers shall deliver to Agent an updated Form U - 1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Age nt and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board. (d) Optional Prepayments .. Borrowers may prepay the principal of any Revolving Loan at any time in whole or in part, without premium or penalty.

64 (e) Mandatory Prepayments .. (i) Borrowing Base .. If, at any time, (A) the Revolver Usage on such date exceeds (B) the lesser of (1) the Borrowing Base as then in effect, or (2) the Maximum Credit, then Borrowers shall promptly, but in any event within two (2) Busi ness Days of the earlier of (1) any Borrower having knowledge after due inquiry of the existence thereof; or (2) receiving notice of the existence thereof, prepay in accordance with Section 2.4(f)(i) an aggregate amount equal to the amount of such excess, without premium or penalty. (ii) Equity Cure. Within one (1) Business Day after the date of receipt by any Loan Party of the proceeds of any Specified Equity Contribution pursuant to Section 7.2 , Borrowers shall prepay or repay the Obligations in accordance wi th Section 2.4(f) in an amount equal to one hundred percent (100%) of such proceeds. (iii) Collections .. If a Cash Dominion Event has occurred and is continuing and subject to the terms of the Intercreditor Agreement, all proceeds of Collateral will be applied t o prepay the Obligations in accordance with Section 2.4(f) .. (f) Application of Payments .. Each prepayment pursuant to Section 2.4(e) shall, (i) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding princip al amount of the Revolving Loans until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to one hundred five percent (105%) of the then outstanding Letter of Credit Usage, and (ii) if an Application Event shall have o ccurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii) .. 2.5 Promise to Pay; Promissory Notes .. (a) Promise to Pay .. Borrowers jointly and severally agree to pay Lender Group Expenses incurred promptly and, in any event, within three (3) Business Days of receipt of notice thereof by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to any Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute notice by Agent and prompt payment by Borrowers for the purposes of this Section 2.5(a)) .. Borrowers jointly and severally promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group E xpenses)) in full on the Maturity Date or, if earlier, on the date on which such Obligations (other than the Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations. (b) Promissory Notes .. Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes .. In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Commitments and L oans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein. 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calcu lations .. (a) Interest Rates .. Except as provided in Section 2.6(c) , all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows:

65 (i) if the relevant Obligation is a LIBOR Rate SOFR Loan, at a per annum rate equal to the LIBOR Rate Term SOFR plus the LIBOR Rate SOFR Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin. (b) Letter of Credit Fee .. Subject to Section 2.6(c) , Borrowers shall pay Agent (for the ratable benefit of the Revolving Lenders), a Letter of Credit fee (the “ Letter of Credit Fee ”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set fo rth in Section 2.11(k)) that shall accrue at a per annum rate equal to the LIBOR Rate SOFR Margin times the times the average amount of the Letter of Credit Usage during the immediately preceding month. (c) Default Rate .. Upon the occurrence and during the cont inuation of an Event of Default and at the election of Agent or Required Lenders, (i) all Obligations (except for undrawn Letters of Credit) that have been charged to any Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereo f at a per annum rate equal to two (2) percentage points above the per annum rate otherwise applicable hereunder, and (ii) the Letter of Credit Fees shall be increased to two (2) percentage points above the per annum rate otherwise applicable hereunder. (d) Payment .. Except to the extent provided to the contrary in Section 2.10 , Section 2.11(k) or Section 2.12(a) , (i) all interest and all other fees payable hereunder or under any of the other Loan Documents (other than Letter of Credit Fees) shall be due and payable , in arrears, on the first day of each month, (ii) all Letter of Credit Fees payable hereunder, and all fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(k) shall be due and payable, in arrears, on the first B usiness Day of each month, and (iii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Group Expenses shall be due and payable on the earlier of (A) the first day of the month following the date on whic h the applicable costs, expenses, or Lender Group Expenses were first incurred, or (B) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Accou nt pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (B)). Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the Revolving Loans, (B) on the first Business Day of each month, all Letter of Credit Fees accrued or chargeable hereunder during the prior month, (C) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c) , (D) on the first day of each month, the Unused Line Fee accrued during the prior month pursuant to Section 2.10(b) , (E) as and when due and payable, all other fees pay able hereunder or under any of the other Loan Documents, (F) as and when incurred or accrued, all other Lender Group Expenses, and (G) as and when due and payable all other payment obligations payable under any Loan Document or any Bank Product Agreement ( including any amounts due and payable to the Bank Product Providers in respect of Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under a ny Bank Product Agreement) charged to the Loan Account shall thereupon constitute Revolving Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Revolving Loans that are Base Rate Loans (unless and until converted into LIBOR Rate SOFR Loans in accordance with the terms of this Agreement). (e) Computation .. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual n umber of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter,

66 the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or d ecreased by an amount equal to such change in the Base Rate. (f) Intent to Limit Charges to Maximum Lawful Rate .. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided , that , anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date o f this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance o f the Obligations to the extent of such excess. (g) Term SOFR Conforming Changes .. In connection with the use or administration of Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary he rein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Administrative B orrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.7 Crediting Payments .. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 1:30 p.m. If any payment item is received into Agent’s Account on a non - Business Day or after 1:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. 2.8 Designated Account .. Agent is authorized to make the Revolving Loans, and Issuing Bank is authorize d to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d) .. Borrowers agree to establish and maintai n the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolving Loans requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrowers, any Revolving Loa n requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. 2.9 Maintenance of Loan Account; Statements of Obligations .. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account” ) on which Borrowers will be charged with all Revolving Loans (including Special Advances) made by Agent or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued or arranged by Issuing Bank for Borrowers’ account, and with all ot her payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borr owers or for Borrowers’ account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the

67 other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within thirty (30) days after Agent first makes such a statement available to Borrowers, Borrowers shall deliver to Agent written objection thereto describing the erro r or errors contained in such statement. 2.10 Fees .. (a) Agent Fees .. Borrowers shall, and hereby jointly and severally agree to, pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee L etter. (b) Unused Line Fee .. Borrowers shall, and hereby jointly and severally agree to, pay to Agent, for the ratable account of Lenders, an unused line fee (the “ Unused Line Fee ”) in an amount equal to the 0.375% (or 0.25% at any time when Revolver Usage is greater fifty percent (50%) of the Maximum Credit) per annum times the result of (i) the Maximum Credit, less (ii) the average daily amount of the Revolver Usage during the immediately preceding month (or portion thereof), which Unused Line Fee shall be du e and payable in arrears on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full. (c) Field Examinati on and Other Fees .. Borrowers shall pay to Agent, subject to the limitations set forth in Section 5.7 , field examination fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per field examiner, plus documented out - o f - pocket expenses (including travel, meals, and lodging) for each field examination of Borrowers performed by personnel employed by Agent and (ii) the documented fees or charges paid or incurred by Agent if it elects to employ the services of one or more t hird Persons to perform field examinations of Loan Parties, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrowers’ business valuation. All amounts due and owing under this clause ( c) shall constitute part of the Obligations. 2.11 Letters of Credit .. (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers made in accordance herewith, and prior to the Maturity Date, Issuing Bank agrees to issue requested standby Letters of Credit or sight commercial Letters of Credit for the account of Borrowers. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be (i) irrevocable and made in writing by an Authorized Person, (ii) delivered to Agent and Issuing Bank vi a telefacsimile or other electronic method of transmission reasonably acceptable to Agent and Issuing Bank and reasonably in advance of the requested date of issuance, amendment, renewal, or extension, and (iii) subject to Issuing Bank’s authentication pro cedures with results satisfactory to Issuing Bank. Each such request shall be in form and substance reasonably satisfactory to Agent and Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renew al, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the cas e of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent

68 that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Issuing Bank’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries i n respect of (x) a lease of real property to the extent that the face amount of such Letter of Credit exceeds the highest rent (including all rent - like charges) payable under such lease for a period of one year, or (y) an employment contract to the extent that the face amount of such Letter of Credit exceeds the highest compensation payable under such contract for a period of one year. (b) Issuing Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance: (i) the Letter of Credit Usage would exceed the Letter of Credit Sublimit, or (ii) the Letter of Credit Usage would exceed the Maximum Credit less the outstanding amount of Revolving Loans, or (iii) the Letter of Credit Usage would exceed the B orrowing Base at such time less the outstanding principal balance of the Revolving Loans at such time. (c) In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, Issuing Bank shall not be required to iss ue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s Letter of Credit Exposure with respect to such Letter of Credit may not be reallocated pursuant to Section 2.3(g)(ii) , or (ii) Issuing Bank has not otherwise entered into arr angements reasonably satisfactory to it and Borrowers to eliminate Issuing Bank’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include Borrowers cash collateralizing such Defaulting Lender ’s Letter of Credit Exposure in accordance with Section 2.3(g)(ii) .. Additionally, Issuing Bank shall have no obligation to issue or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its t erms, purport to enjoin or restrain Issuing Bank from issuing such Letter of Credit, or any law applicable to Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing B ank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular, or (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Bank applicable to l etters of credit generally. (d) Any Issuing Bank (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each Issuing Bank (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Bank during the prior calendar week. Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Bank makes a payment under a Letter of Credit, Borrowers shal l pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3 ) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans. If a Lett er of Credit Disbursement is deemed to be a Revolving Loan hereunder, Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to Issuing Bank shall be automatically converted into an obligation to pay the resulting Revolving Loan. Pr omptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Bank or, to the extent

69 that Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to such Lenders and Issuing Bank as their interests may appear. (e) Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d) , each Lender agrees to fund its Pro Rata Share of any Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolving Loan and Agent shall promptly pay to Issuing Bank the amounts so received by it from the Revolving Lenders. By the issuance of a Letter of Cr edit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of Issuing Bank or the Lenders, Issuing Bank shall be deemed to have granted to each Lender, and each Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by Issuing Bank, in an amount equal to its Pro Rata Share of such Letter of Credit, and each such Revolving Lender agrees to pay to Agent, for the account of Issuing Bank, such Lender’s Pro Rata Share of any L etter of Credit Disbursement made by Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Issuing Bank, such Lender’s Pro Rata Share of each Letter of Credit Disbursement made by Issuing Bank and not reimbursed by Borrowers on the date due as provided in Section 2.11(d) , or of any reimbursement payment that is required to be refunded (or that Agent or Issuing Ban k elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of Issuing Bank, an amount equal to its respective Pro Rata Share of each Lett er of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set fo rth in Section 3 .. If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of a Letter of Credit Disbursement as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the accou nt of Issuing Bank) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full. (f) Each Borrower agrees to indemnify, defend and hold harmless each member of the Lender G roup (including Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including Issuing Bank, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other c osts and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Lett er of Credit Related Person (other than Taxes, which shall be governed by Section 16) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of: (i) any Letter of Credit or any pre - advice of its issuance; (ii) any t ransfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit; (iii) any action or proceeding arising out of, or in connection w ith, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit;

70 (iv) any independent undertakings issued by the beneficiary of any Letter of Credit; (v) any unauthorized instruction or request made to Issuing Bank in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or docum ent; (viii) the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person; (ix) any prohibition on payment or delay in payment of any amount payable by Issuing Bank to a beneficiary or transferee beneficiary of a Letter of Credit arisi ng out of Anti - Corruption Laws, Anti - Money Laundering Laws, or Sanctions; (x) Issuing Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; (xi) any foreign language translation provided to Issuing Ba nk in connection with any Letter of Credit; (xii) any foreign law or usage as it relates to Issuing Bank’s issuance of a Letter of Credit in support of a foreign guaranty including without limitation the expiration of such guaranty after the related Letter of Credit expiration date and any resulting drawing paid by Issuing Bank in connection therewith; or (xiii) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyo nd the control of the Letter of Credit Related Person; provided , that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemni fied Costs may be finally determined in a final, non - appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Borrowers he reby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.11(f) .. If and to the extent that the obligations of Borrowers under this Section 2.11(f) are unenforceable for any reason, Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (g) The liability of Iss uing Bank (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre - advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by B orrowers that are caused directly by Issuing Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credi t, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit.

71 Borrowers’ aggregate remedies against Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Bank in resp ect of the honored presentation in connection with such Letter of Credit under Section 2.11(d) , plus interest at the rate then applicable to Base Rate Loans hereunder. Borrowers shall take action to avoid and mitigate the amount of any damages claimed aga inst Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equ al to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any l oss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Bank to effect a cure. (h) Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing Bank, irrespective of any assistance Issuing B ank may provide such as drafting or recommending text or by Issuing Bank’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed neces sary or appropriate by Issuing Bank, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit fo r Borrowers’ purposes. If Borrowers request Issuing Bank to issue a Letter of Credit for an affiliated or unaffiliated third party (an “ Account Party ”), (i) such Account Party shall have no rights against Issuing Bank; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among Issuing Bank and Borrowers. Borrowers will examine the copy of the Letter of Credit and any ot her documents sent by Issuing Bank in connection therewith and shall promptly notify Issuing Bank (not later than three (3) Business Days following Borrowers’ receipt of documents from Issuing Bank) of any non - compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit cont aining an “automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want the then current exp iration date of such Letter of Credit to be extended, Borrowers will so notify Agent and Issuing Bank at least 30 calendar days before Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such non - extension pu rsuant to the terms of such Letter of Credit. (i) Borrowers’ reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including: (i) any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement, or any Loan Document, or any term or provision therein or herein; (ii) payment against presentation of an y draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being unt rue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; (iii) Issuing Bank or any of its branches or Affiliates b eing the beneficiary of any Letter of Credit;

72 (iv) Issuing Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount avail able under the Letter of Credit; (v) the existence of any claim, set - off, defense or other right that any Loan Party or any of its Subsidiaries may have at any time against any beneficiary or transferee beneficiary, any assignee of proceeds, Issuing Bank or an y other Person; (vi) Issuing Bank or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at Issuing Bank’s counters or are diffe rent from the electronic presentation; (vii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.11(i) , constitute a legal or equitable defense to or discharge of, or provide a r ight of set - off against, any Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against Issuing Bank, the beneficiary or any other Person; or (viii) the fact that any Default or Event of Default shall have occurred and be continuing; provided , that , subject to Section 2.11(g) above, the foregoing shall not release Issuing Bank from such liability to Borrowers as may be finally determined in a final, non - appealable judgment of a court of competent jurisdiction against Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit. (j) Without limiting any other provision of this Agreement, Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to Borrowers for, and Issuing Bank’s rights and remedies against Borrowers and the obligation of Borrowers to reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially compli es with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment u nder a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter o f Credit);

73 (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borr ower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to a ct as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be; (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any prese ntation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by Issuing Bank to have been made in violation of international, federal, state or local rest rictions on the transaction of business with certain prohibited Persons. (k) Borrowers shall pay immediately upon demand to Agent for the account of Issuing Bank as non - refundable fees, commissions, and charges (it being acknowledged and agreed that any charg ing of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(k) ): (i) a fronting fee (a “ Fronting Fee ”) payable to Issuing Bank in accordance with Section 2.6(d) with respect all outstanding Letters of Credit in the amount of .125% per annum on the average daily amount of the Letter of Credit Exposure during the calculation period, plus (ii) any and all other custom ary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Le tter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations). (l) If by reason of (x) any Change in Law, or (y) compliance by I ssuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having

74 the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto): (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued or caused to be issued hereunder or hereby, or any Loans or obligations to make Lo ans hereunder or hereby, or (ii) there shall be imposed on Issuing Bank or any other member of the Lender Group any other condition regarding any Letter of Credit, Loans or obligations to make Loans hereunder, and the result of the foregoing is to increase, dir ectly or indirectly, the cost to Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or making any Loan hereunder, or, in any case, to reduce the amount receivable in respect thereo f, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within thirty (30) days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rat e then applicable to Base Rate Loans hereunder; provided , that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(l) for any such amounts incurred more than one hundred (180) days prior to the date on which the de mand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180 - day period referred to above shall be extended to include the period of retroactive effect thereof. T he determination by Agent of any amount due pursuant to this Section 2.11(l) , as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto. (m) Each standby Letter of Credit shall expire not later than the date that is twelve (12) months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the aut omatic extension thereof for any number of additional periods each of up to one year in duration; provided , that , with respect to any Letter of Credit which extends beyond the Maturity Date, Letter of Credit Collateralization shall be provided therefor on or before the date that is five (5) Business Days prior to the Maturity Date. Each commercial Letter of Credit shall expire on the earlier of (i) one hundred twenty (120) days after the date of the issuance of such commercial Letter of Credit and (ii) fiv e Business Days prior to the Maturity Date. (n) If (i) any Event of Default shall occur and be continuing, or (ii) Excess Availability shall at any time be less than zero, then on the Business Day following the date when the Lead Borrower receives notice from Agent or the Required Lenders (or, if the maturity of the Obligations has been accelerated, Revolving Lenders with Letter of Credit Exposure representing greater than fifty percent (50%) of the total Letter of Credit Exposure) demanding Letter of Credit Co llateralization pursuant to this Section 2.11(n) upon such demand, Borrowers shall provide Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage. If Borrowers fail to provide Letter of Credit Collateralization as requ ired by this Section 2.11(n) , the Revolving Lenders may (and, upon direction of Agent, shall) advance, as Revolving Loans the amount of the cash collateral required pursuant to the Letter of Credit Collateralization provision so that the then existing Lett er of Credit Usage is cash collateralized in accordance with the Letter of Credit Collateralization provision (whether or not the Revolver Commitments have terminated, an Overadvance exists or the conditions in Section 3 are satisfied). (o) Unless otherwise ex pressly agreed by Issuing Bank and Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP or UCP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

(p) Issuing Bank shall be deemed to have acted with due diligence and reasonable care if Issuing Bank's conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement.

(q) In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern.

(r) The provisions of this Section 2.11 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding.

(s) At Borrowers' costs and expense, Borrowers shall execute and deliver to Issuing Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by Issuing Bank to enable Issuing Bank to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce Issuing Banks' rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints Issuing Bank as its attorney-in-fact and authorizes Issuing Bank, without notice to Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest.

(t) On the Closing Date, each of the Existing Letters of Credit shall be deemed to have been issued as a Letter of Credit under this Agreement by the Issuing Bank, and such Issuing Bank shall be deemed, without further action by any party hereto, to have granted to each of the Lenders, and each Lender shall be deemed, without further action by any party hereto, to have acquired from such Issuing Bank, a participation (on the terms specified in this Section 2.11) in each Existing Letter of Credit equal to such Lender's Pro Rata Share thereof. Concurrently with such sale of participations, the participations granted pursuant to the terms of the Existing Credit Agreement to the lenders party thereto shall be automatically cancelled without further action by any of the parties hereto. Each Lender acknowledges and agrees that its obligation to acquire participations in Existing Letters of Credit pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each payment by a Lender in respect of such participations shall be made without any offset, abatement, withholding or reduction whatsoever.

2.12 ~~LIBOR~~SOFR Option.

(a) **Interest and Interest Payment Dates**. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option, subject to Section 2.12(b) below (the "~~LIBOR~~SOFR Option") to have interest on all or a portion of the Revolving Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a ~~LIBOR Rate~~SOFR Loan, or upon continuation of a ~~LIBOR Rate~~SOFR Loan as a ~~LIBOR Rate~~SOFR Loan) at a rate of interest based upon ~~the LIBOR Rate~~Term SOFR. Interest on ~~LIBOR Rate~~SOFR Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, that, subject to the following

75

76 clauses (ii) and (iii), in the case of any Interest Period greater than three (3) months in duration, interest shall be payable at three (3) month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Perio d), (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers have properly exercised the LIBOR SOFR Option with respect thereto, the interest rate applicable to such LIBOR Rate SOFR Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At an y time that an Event of Default has occurred and is continuing, at the written election of Agent or the Required Lenders, Borrowers no longer shall have the option to request that Revolving Loans or any portion of the Term Loan bear interest at a rate base d upon the LIBOR Rate Term SOFR .. (b) LIBOR SOFR Election .. (i) Borrowers may, at any time and from time to time, so long as Borrowers have not received a notice from Agent (which notice Agent may elect to give or not give in its discretion unless Agent is directed to give such notice by the Required Lenders, in which case, it shall give the notice to Borrowers), after the occurrence and during the continuance of an Event of Default, to terminate the right of Borrowers to exercise the LIBOR SOFR Option during the continuance of such Event of Default, elect to exercise th e LIBOR SOFR Option by notifying Agent prior to 11:00 a.m. at least three (3) U.S. Government Securities Business Days prior to the commencement of the proposed Interest Period (the “ LIBOR SOFR Deadline ”). Notice of Borrowers’ election of the LIBOR SOFR Opti on for a permitted portion of the Revolving Loans and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR SOFR Notice received by Agent before the LIBOR SOFR Deadline. Promptly upon its receipt of each such LIBOR SOFR No tice, Agent shall provide a copy notice thereof to each of the affected Lenders. (ii) Each LIBOR SOFR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate SOFR Loan, each Borrower shall jointly and severally indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment or required assignment of any principal of any LIBOR Rate SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate SOFR Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBO R Rate SOFR Loan on the date specified in any LIBOR SOFR Notice delivered pursuant hereto (such losses, costs, or expenses, “ Funding Losses ”). (iii) A certificate of Agent or a Lender delivered to Lead Borrower setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within thirty (30) days of the date of its receipt of such certificate. If a payment of a LIBOR Rate SOFR Loan on a day other than the last day of the applicable Interest Period would result in a Fund ing Loss, Agent may, in its sole discretion at the request of Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest Period and apply such amounts to the payment of the applicable LIB OR Rate SOFR Loan on such last day of such Interest Period , it being agreed that Agent has no obligation to so defer the application of payments to any LIBOR Rate SOFR Loan and that, in the event that Agent does not defer such application, Borrowers shall be obligated to pay any resulting Funding Losses.

77 (iv) (iii) Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than five (5) LIBOR Rate SOFR Loans in effect at any given time. Borrowers may only exercise the LIBOR SOFR Option fo r proposed LIBOR Rate SOFR Loans of not less than $1,000,000. (c) Conversion; Prepayment .. Borrowers may convert LIBOR Rate SOFR Loans to Base Rate Loans or prepay LIBOR Rate SOFR Loans at any time; provided , that , in the event that LIBOR Rate SOFR Loans are conve rted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Particip ants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii) .. (d) Special Provisions Applicable to LIBOR Rate Term SOFR .. (i) The LIBOR Rate Term SOFR may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs (other than Taxes which shall be govern ed by Section 16 ), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including or pursuant to any Changes Change in Law and changes or change in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate Term SOFR .. In any such event, the affected Lender shall give Lead Borrower Borrowers and Agent notice of s uch a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrow ers a statement setting forth in reasonable detail the basis for adjusting such LIBOR Rate Term SOFR and the method for determining the amount of such adjustment, or (B) repay the LIBOR SOFR Loans or Base Rate Loans of determined with reference to Term SOFR, in each case, of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii) ). (ii) In the Subject to the provisions set forth in Section 2.12(d)(iii) below, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or to co ntinue such funding or maintaining, or to determine or charge interest rates at the LIBOR Term SOFR Reference Rate, Term SOFR or SOFR, such Lender shall give notice of such changed circumstances to Agent and Lead Borrower Borrowers and Agent promptly shall t ransmit the notice to each other Lender and ( A y)(i ) in the case of any LIBOR Rate SOFR Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall such SOFR Loans of such Lender will be deemed to be have been converted Base Rat e Loans on the last day of the Interest Period of such LIBOR Rate Loans, and SOFR Loans, if such Lender may lawfully continue to maintain such SOFR Loans, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, and thereafter i nterest upon the LIBOR Rate SOFR Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans , and (B (and if applicable, without reference to the Term SOFR component thereof) and (ii) in the case of any such Base Rat e Loans of such Lender that are outstanding and that are determined with reference to Term SOFR, interest upon the Base Rate Loans of such Lender after the date specified in such Lender’s notice shall accrue interest at the rate then applicable to Base Rat e Loans without reference to the Term SOFR component thereof and (z ) Borrowers shall not be entitled to elect the LIBOR Option SOFR Option and Base Rate Loans shall not be determined with reference to the Term SOFR component thereof, in each case, until suc h Lender determines that it would no longer be unlawful or impractical to do so.

(iii) **Benchmark Replacement Setting.**

(A) **Benchmark Replacement**. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all affected Lenders and Administrative Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.12(d)(iii) will occur prior to the applicable Benchmark Transition Start Date.

(B) **Benchmark Replacement Conforming Changes**. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(C) **Notices; Standards for Decisions and Determinations**. Agent will promptly notify Administrative Borrower and the Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Agent will notify Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(d)(iii)(D) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(d)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12(d)(iii).

(D) **Unavailability of Tenor of Benchmark**. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(E) **Benchmark Unavailability Period**. Upon Administrative Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, (1) Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be

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79 made, converted or continued duri ng any Benchmark Unavailability Period and, failing that, Administrative Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (2) any outstanding affected SOFR Loans will be deeme d to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then - current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then - current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (e) No Requirement of Matched Funding .. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at Term SOFR or the LIBOR Term SOFR Reference Rate. 2.13 Capital Requirements .. (a) If, after the date hereof, Issuing Bank or any Lender determines that (i) any Change in Law regarding capital, liquidity or reserve requirements for banks or bank holding companies, or (ii) compliance by Issuing Bank or such Lender, or their respective par ent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect of reducing the return on Issuing Bank’s, such Lender’s, or such holding companies’ capital or liquidity as a consequence of Issuing Bank’s or such Lender’s commitments, Loans, participations or other obligations hereunder to a level below that which Issuing Bank, such Lender, or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration Issuing Bank’s, such Lender’s, or such holding companies’ then existing policies with respect to capital adequacy or liquidity requirements and assuming the full utili zation of such entity’s capital) by any amount deemed by Issuing Bank or such Lender to be material, then Issuing Bank or such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay Issuing Bank or such Len der on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within thirty (30) days after presentation by Issuing Bank or such Lender of a statement in the amount and setting forth in reasonable detail Issuing Bank’s or such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Issuing Bank or such Lender may use any rea sonable averaging and attribution methods. Failure or delay on the part of Issuing Bank or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of Issuing Bank’s or such Lender’s right to demand such compensation; provi ded , that Borrowers shall not be required to compensate Issuing Bank or a Lender pursuant to this Section for any reductions in return incurred more than one hundred eighty (180) days prior to the date that Issuing Bank or such Lender notifies Borrowers of such Change in Law giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided , that , if such claim arises by reason of the Change in Law that is retroactive, then the 180 - day period referred to above shall be ex tended to include the period of retroactive effect thereof. (b) If Issuing Bank or any Lender requests additional or increased costs referred to in Section 2.11(l) or Section 2.12(d)(i) or amounts under Section 2.13(a) or sends a notice under Section 2.12(d)(i i) relative to changed circumstances (such Issuing Bank or Lender, an “ Affected Lender ”), then, at the request of Lead Borrower, such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.11(l) , Section 2.12(d)(i) or Section 2.13(a) , as applicable, or would eliminate the illegality or impracticality of funding or maintaining LIBOR SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) , and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers' obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or to enable Borrowers to obtain ~~LIBOR~~SOFR Loans (or Base Rate Loans~~,~~ determined with reference to Term SOFR), then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain ~~LIBOR~~SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), may designate a different Issuing Bank or substitute a Lender or prospective Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender's commitments hereunder (a "Replacement Lender"), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to be "Issuing Bank" or a "Lender" (as the case may be) for purposes of this Agreement and such Affected Lender shall cease to be "Issuing Bank" or a "Lender" (as the case may be) for purposes of this Agreement.

(c) Notwithstanding anything herein to the contrary, the protection of Sections 2.11(l), 2.12(d), and 2.13 shall be available to Issuing Bank and each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for issuing banks or lenders affected thereby to comply therewith. Notwithstanding any other provision herein, neither Issuing Bank nor any Lender shall demand compensation pursuant to this Section 2.13 if it shall not at the time be the general policy or practice of Issuing Bank or such Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.

2.14 Reserved.

2.15 Reserved.

2.16 Joint and Several Liabilities of Borrowers.

(a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

(b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.16), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. Accordingly, each Borrower hereby waives any and all suretyship defenses that would otherwise be available to such Borrower under applicable law.

(c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due, whether upon maturity, acceleration, or otherwise, or to perform any

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81 of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations are paid in full and without the need for demand, protest, or any other notice or formality. (d) The Obligations of each Borrower under the provisions of this Section 2.16 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisi ons of this Agreement (other than this Section 2.16(d) ) or any other circumstances whatsoever. (e) Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, each Borrower hereby waives presentments, demands for performance, protests and notices, including notices of acceptance of its joint and several liability, notice of any Revolving Loans or any Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations or of any demand for a ny payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any right to proceed against any other Borrower or any other Person, to proceed against or exhaust any sec urity held from any other Borrower or any other Person, to protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Borrower, any other Person, or any collat eral, to pursue any other remedy in any member of the Lender Group’s or any Bank Product Provider’s power whatsoever, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and ot her formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement), any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set - off, countercla im, or claim which each Borrower may now or at any time hereafter have against any other Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider, any defense, set - off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any right or defense arising by reason of any claim or defense based upon an election o f remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Borrower’s rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against any other B orrower. Without limiting the generality of the foregoing, each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or pr ovision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Oblig ations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations t hereunder, which might, but for the provisions of this Section 2.16 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.16 , it being the intention of each Borrower tha t, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.16 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower unde r this Section 2.16 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or

82 similar proceeding with respect to any other Borrower or any Agent or Lender. Each of the Borrowers waives , to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the Borrowers. Each of the Borrowers waives any defense based on or arising out of any defense of any Borrower or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Borrower or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any B orrower other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Borrower or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Borrowers hereunder except to the extent the Obligations have been paid. (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants t o Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition and of all other circumstanc es which bear upon the risk of nonpayment or nonperformance of the Obligations. (g) The provisions of this Section 2.16 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of an y of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.16 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereo f, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.16 will forthwith be reinstated in effect, as though such payment had not been made. (h) Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or un der any of the other Loan Documents, any payments made by it to Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borro wer may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any of the Bank Product Agreements are hereby expressly made subordinate and junior in right of payment, without limitati on as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization, administration, or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, secu rities or other property, shall be made to any other Borrower therefor.

83 (i) Each Borrower hereby agrees that after the occurrence and during the continuance of any Cash Dominion Event, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for Agent, and such Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with Section 2.4(b) .. 3. CONDITIONS; TERM OF AGREEMENT. 3.1 Con ditions Precedent to the Initial Extension of Credit .. The obligation of each Lender to make its initial extension of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions prec edent set forth on Schedule 3.1 (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent). 3.2 Conditions Precedent to all Extensions of Credit .. The obligation of the L ender Group (or any member thereof) to make any Revolving Loans hereunder (or to extend any other credit hereunder) at any time after the Closing Date shall be subject to the following conditions precedent: (a) the representations and warranties of each Loan P arty contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such e arlier date); and (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and (c) after giving effect to the requested Revolving Loan or other extension of c redit hereunder, the Revolver Usage shall not exceed the lesser of the Maximum Credit or the Borrowing Base then in effect. 3.3 Maturity .. The Commitments shall continue in full force and effect for a term ending on the Maturity Date hereunder. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default. 3.4 Eff ect of Maturity .. On the Maturity Date or, if earlier, the date that the Commitments are terminated whether pursuant to Section 2.4(c) or otherwise, all Commitments of the Lender Group to provide additional credit hereunder shall automatically be terminat ed and all of the Obligations (other than (a) Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (b) any Hedge Obligations that, at such time, are allowed by the applicable hedging counterparty to remain outstanding without being required to be repaid) immediately shall become due and payable without notice or demand and Borrowers shall be require d to repay all of the Obligations (other than Hedge Obligations and Bank Product Obligations as set forth in this Section 3.4) in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or

84 covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until al l Obligations have been paid in full and the Commitments have been terminated. When all of the Obligations have been paid in full and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Ag ent will, at Borrowers’ sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent. 3.5 Early Termination by Borrowers .. Borrowers have the option, at any time upon ten (10) Business Days prior written notice to Agent (or such shor ter period of time as consented to by Agent), to terminate this Agreement and terminate the Commitments hereunder by repaying to Agent all of the Obligations in full. 3.6 Conditions Subsequent .. The obligation of the Lender Group (or any member thereof) to co ntinue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.6 to this Agreement (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof (unless such date is extended, in writing, by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an Event of Default). 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender Group to enter into this Agreement, each Loan Party makes the following representations and warranties to Agent which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such repre sentations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement: 4.1 Due Organization and Qualification; Subsidiaries .. (a) Each Loan Party and each of its Subsidiaries (i) is duly organized and existing an d in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified would reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite p ower and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where failure to do so would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party has the requisite power and authority to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. (b) Set forth on Schedule 4.1(b) to this Agreement (as such Schedule may be updated from time to time to reflect c hanges resulting from transactions permitted under this Agreement) is a complete

85 and accurate description of the authorized Equity Interests of each Loan Party, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. (c) Set forth on Schedule 4.1(c) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loa n Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such cl ass owned directly or indirectly by each Loan Party. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non - assessable. (d) Except as set forth on Schedule 4.1(d) to this Agreement, there are no subsc riptions, options, warrants, or calls relating to any shares of any Loan Party’s or any of its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to an y obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests. 4.2 Due Authorization; No Conflict .. (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. (b) As to each Loan Party, the execution, delivery, and performance by su ch Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or i ts Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries where any such violation would, individually or in the aggregate, reasonably be expected to have a Material Advers e Effect, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under the 2026 Notes Indenture or any other Material Contract of any Loan Party or its Subsidiaries where any such conflict, breach or d efault would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens , or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force a nd effect and except, in the case of material agreements, for consents or approvals, the failure to obtain would not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 Governmental Consents .. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, o r notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect or if not obtained, individually or in the aggregat e, would not reasonably be expected to have a Material Adverse Effect, and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date. 4.4 Binding Obligations; Perfected Liens ..

86 (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective te rms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (b) Upon execution and delivery of the Loan Documents, Agent’s Lien s are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter - of - credit rights (other than supporting obligations), (iv) commercial tort claims (other than those that, by the terms of the Guaranty and Security Agreement, are required to be perfected), and (v) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k) of the Guaranty and Security Agreement, and subject only t o the filing of financing statements, the recordation of the Patent Security Agreement, the Trademark Security Agreement, and the Copyright Security Agreement, in each case, in the appropriate filing offices), and first priority Liens, subject only to Perm itted Liens which are non - consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, the interests of lessors under Capital Leases or, solely in the case of Note Priority Collateral, subject to Liens permitted by clause (p) of the de finition of Permitted Liens. 4.5 Title to Assets; No Encumbrances .. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective Accounts, Rig Fleet Equipment and other material assets reflected in their most recent financial statements delivered pursuant to Section 5.1 , in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby and, solely as to leasehold interests, except to the extent the failure to have such valid leasehold interests would not reasonably be expected to have a Materia l Adverse Effect. All of such assets are free and clear of Liens except for Permitted Liens. 4.6 Litigation .. (a) There are no actions, suits, or proceedings pending or, to the knowledge of any Borrower, threatened in writing against a Loan Party or any of its Sub sidiaries that either individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect. (b) Schedule 4.6(b) to this Agreement sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $1,000,000 that, as of the Closing Date, is pending or, to the knowledge of any Borrower threatened in writing against a Loan Party or any of its Subsidiaries. 4.7 Compliance with Laws .. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, would reasona bly be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department , commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. 4.8 No Material Adverse Effect .. All historical financial statements rel ating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year - end audi t adjustments) and present fairly in all material respects, the Loan Parties’ and their

87 Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since June 18, 2018, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect. 4.9 Solvency .. As of the Closing Date, the Loan Parties and their Subsidiaries, taken as a whole on a consolidated basis, are Solvent. 4.10 Employee Benefits .. (a) Except as set forth on Schedule 4.10 , no Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Pension Plan. No ERISA Event has occurred that, when taken together with all other ERISA Events for which li ability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. (b) (i) No ERISA Event has occurred during the five year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur; (ii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of E RISA); (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4 201 of ERISA with respect to a Multiemployer Plan; and (iv) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of th e foregoing clauses of this Section 4.10(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (c) The Pension Plans of any Loan Party and any ERISA Affiliate are funded to the extent required by the terms of each Pension Plan, if any, and by the requirements of any material Law law applicable in the jurisdiction in which the relevant Pension Plan is maintained, and neither any Loan Party nor any ERISA Affiliate maintains a Pension Plan that is, or is expected to be, in at - risk status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code) in each case, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 4.11 Environmental Condi tion .. Except as set forth on Schedule 4.11 to this Agreement, (a) to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environme ntal Law, (b) [reserved], (c) no Loan Party nor any of its Subsidiaries has received written notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental L iability that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 4.11 to this Agreement, to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ propert ies or assets has ever been listed as a Hazardous Materials disposal site under applicable Environmental Laws. 4.12 Complete Disclosure .. All factual information taken as a whole (other than forward - looking information and projections and information of a gene ral economic nature and general information about Borrowers’ industry) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent

88 (including all information contained in the Schedules hereto or in the other Loan Documents) for purpos es of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward - looking information and projections and information of a general economic nature and general information abo ut Loan Parties’ industry) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete b y omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided; provided that, in the case of information with r espect to Target, the foregoing representations are limited to the knowledge of Parent. The Projections delivered to Agent on July 3, 2018 represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections rep resent, Borrowers’ good faith estimate, on the date such Projections are delivered, of the Loan Parties’ and their Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers’ good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as fa cts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. 4.13 Patriot Act .. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Depa rtment (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Ac t of 2001, as amended) (the “ Patriot Act ”). 4.14 Indebtedness .. Set forth on Schedule 4.14 to this Agreement is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date. 4.15 Payment of Taxes .. Except as otherwi se permitted under Section 5.5 , all federal Tax returns and reports and all material state and local Tax returns and reports of each Loan Party and its Subsidiaries required to have been filed by any of them have been timely filed, and all material Taxes s hown on such Tax returns to be due and payable and all other Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all Taxes not yet due and payable. No Borrower knows of any proposed material Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively cont ested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided , that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided there for. 4.16 Margin Stock .. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proce eds of the loans made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose

89 of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Bo ard of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock. 4.17 Governmental Regulation .. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company A ct of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “regis tered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.18 OFAC; Sanctions; Anti - Corruption Law s; Anti - Money Laundering Laws .. No Loan Party or any of its Subsidiaries is in violation of any Sanctions .. No Loan Party or any of its Subsidiaries or, to the knowledge of such Loan Party, any director, officer, employee or agent of such Loan Party or su ch Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and i ts Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance with all Sanctions, Anti - Corruption Laws and Anti - Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of e ach such Loan Party, each director, officer, employee and agent of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti - Corruption Laws and Anti - Money Laundering Laws. No proceeds of any Loan made or Letter of Credit is sued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti - Cor ruption Law or Anti - Money Laundering Law by any Person (including Agent, any Lender, any Bank Product Provider, any Hedge Provider or any other individual or entity participating in any transaction). 4.19 Employee and Labor Matters .. Except as would not indivi dually or in the aggregate be reasonably expected to have a Material Adverse Effect, t here is (i) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened in writing against any Loan Party or its Subsidiaries before any G overnmental Authority and no grievance or arbitration proceeding pending or threatened in writing against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries, or (iii) to the knowledge of any Borrower, no union representation question existing with respect to the employees of any Loan Party or its Subsidi aries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any material liability or obligation under the Worker Adjustment and Re training Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrowers, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adve rse Effect. 4.20 [Reserved] .. 4.21 Leases .. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating,

90 and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them. 4.22 Eligible Accounts .. As to each Account that is identified by Borrowers as an Eligible Account in a Borrowing Base Certificate submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the rendition of services to such Account Debtor in the ordinary course of a Borrower’s business, ( b) owed to such Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent - discretionary criteria) set forth in the definition of Eligible Accounts. 4.23 Hedge Agreements .. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrower and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodit y Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations. 4.24 Closing Date Merger Documents; Term Loan Documents ; 2026 Notes Documents .. (a) Borrowers have delivered to Agent a complete and cor rect copy of the Closing Date Merger Documents, including all schedules and exhibits thereto. The execution, delivery and performance of each of the Closing Date Merger Documents has been duly authorized by all necessary action on the part of each Loan Pa rty who is a party thereto. Each Closing Date Merger Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be l imited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other eq uitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. No Loan Party is in default in the performance or compliance with any provisions thereof. All representations and warranties made by a Loan Part y in the Closing Date Merger Documents and in the certificates delivered in connection therewith are true and correct in all material respects. To each Loan Party’s knowledge, none of the Sellers’ representations or warranties in the Closing Date Merger D ocuments contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Effect. (b) As of the Closing Date, the Closing Dat e Merger has been consummated in all material respects, in accordance with all applicable laws. As of the Closing Date, all requisite approvals by Governmental Authorities having jurisdiction over Loan Parties and, to each Loan Party’s knowledge, the Sell ers, with respect to the Closing Date Merger, have been obtained (including filings or approvals required under the Hart - Scott - Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of the Lenders. As of the Closing Date, after giving effect to the transactions contemplated by the Closing Date Merger Documents, Parent will have good title to all of the Equity Interests issued by the Target, free and clear of all Lie ns other than Permitted Liens. (c) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Closing Date Merger Documents and no governmental or other actio n or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Closing Date Merger Documents.

91 (d) Borrowers have delivered to Agent a complete and correct copy of the Term Loan Documents, including all schedules and exhibits thereto, executed on the Closing Date. The execution, delivery and performance of each of the Term Loan Documents has been duly authorized by all necessary action on the pa rt of each Loan Party who is a party thereto. Each Term Loan Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. (e) Borrowers have delivered to Agent complete and correct copies of the 2026 Notes Documents, including all schedules and exhibits thereto, e xecuted on the Amendment No. 3 Effective Date. The execution, delivery and performance of each of the 2026 Notes Documents has been duly authorized by all necessary action on the part of each Loan Party who is a party thereto. Each 2026 Notes Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, mora torium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before w hich any proceeding therefor may be brought. 5. AFFIRMATIVE COVENANTS. Each Loan Party covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations: 5.1 Financial Statements, Reports, Certificates .. Borrowers (a) will d eliver to Agent each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of a Loan Party will have a fiscal year diffe rent from that of Administrative Borrower, (c) agree to maintain a system of accounting that enables Loan Parties to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, (i) keep a rep orting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (ii) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Lender. 5.2 Reporting .. Borrowers (a) will d eliver to Agent each of the reports set forth on Schedule 5.2 to this Agreement at the times specified therein, and (b) agree to use commercial ly reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule. Borrowers and Agent hereby agree that the deli very of the Borrowing Base Certificate through Agent’s electronic platform or portal, subject to Agent’s authentication process, by such other electronic method as may be approved by Agent from time to time in its sole discretion, or by such other electron ic input of information necessary to calculate the Borrowing Bases as may be approved by Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of Borrowers to deliver such Borrowing Base Certificate, with th e same legal effect as if such Borrowing Base Certificate had been manually executed by Borrowers and delivered to Agent. 5.3 Existence .. Except as otherwise permitted under Section 6.3 or Section 6.4 , each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such

92 Person’s valid existence and good standing in its jurisdiction of organization and, except as would not reasonably be expected to result in a Ma terial Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. 5.4 Maintenance of Properties .. Each Loan Party will, and will cause each of its Subsidiaries to, m aintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualt y, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve assets could not reasonably be expected to result in a Material Adverse Effect). 5.5 Taxes .. Each Loan Party will, and will cause each of its Sub sidiaries to, pay in full before delinquency or before the expiration of any extension period all Taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, other than to the extent th at the validity of such Tax is the subject of a Permitted Protest. 5.6 Insurance .. Each Loan Party will, and will cause each of its Subsidiaries to, a t the expense of such Loan Party or such Subsidiary, maintain insurance respecting each of each Loan Party’s a nd its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located. Borrowers also shall maintain, or cause a Loan Party to maintain, with respect to each Loan Party and each of its Subsidiaries, general liability insurance, flood insurance for Collateral located in a flood plain, product liability insurance, director’s and officer’s liability insurance, fiduci ary liability insurance, and employment practices liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be with financially sound and reputable insurance companies acce ptable to Agent (it being agreed that, as of the Closing Date, the insurance companies with which the Company maintains Borrowers maintain such insurance policies are acceptable to Agent) and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the amount, adequacy, and scope of the policies of insurance of Bor rowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies are to be made payable to Agent for the benefit of Agent and Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable end orsement with a standard non - contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect Agent’s and Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the Agent’s loss payable and additional insured endorsements in favor of Agent, and shall provide for not less than thirty days (ten days in the cas e of non - payment) prior written notice to Agent of the exercise of any right of cancellation. If any Loan Party or its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrowers’ expense and without any responsib ility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrowers shall give Agent prompt notice of any loss exceeding $1,000,000 covered by the casualty or busi ness interruption insurance of any Loan Party or its Subsidiaries. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the col lection, compromise or settlement of any claims under any such insurance policies.

93 5.7 Inspection .. (a) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent, any Lender and each of their respective duly authorized representatives or ag ents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and empl oyees (provided, that an authorized representative of a Borrower shall be allowed to be present) at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable pr ior notice to Borrowers and during regular business hours, at Borrowers’ expense and subject to the limitations set forth below in Section 5.7(c) .. (b) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorize d representatives or agents to conduct field examinations at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regu lar business hours, at Borrowers’ expense, subject to the limitations set forth below in Section 5.7(c) .. (c) So long as no Event of Default shall have occurred and be continuing during a calendar year, Borrowers shall not be obligated to reimburse Agent for mo re than one (1) field examination in such calendar year (increasing to two (2) field examinations if an Increased Reporting Event has occurred during such calendar year). 5.8 Compliance with Laws .. Each Loan Party will, and will cause each of its Subsidiaries to, c omply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non - compliance with which, individuall y or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.9 Environmental .. Each Loan Party will, and will cause each of its Subsidiaries to, (a) Keep any property either owned or operated by any Loan Party or its Subsidiar ies free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply with all Environmental Laws other than Environmental Laws the non - compliance wi th which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) Promptly notify Agent and Lenders of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity f rom or onto property owned or operated by any Loan Party or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, other than releases which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) Promptly, but in any event within ten Business Days of its receipt thereof, provide Agent and Lenders with written notice of any of the following: to the extent, in the case of clauses (ii) and (iii), any of the following could reasonably be expected to have a Material Adverse Effect: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries , (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Auth ority.

94 5.10 Disclosure Updates .. Each Loan Party will, p romptly and in no event later than five Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, taken as a whole, not misleading in light of the circumstances in which made. The foregoing to the contrary n otwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifyi ng this Agreement or any of the Schedules hereto. 5.11 Formation or Acquisition of Subsidiaries .. If any Loan Party forms or acquires any new Subsidiary (other than an Excluded Subsidiary), such Loan Party shall, within fifteen (15) days of such event (or such later date as permitted by Agent), (a) cause such new Subsidiary (i) to be joined as a Borrower hereunder pursuant to a Joinder to this Agreement or to become a Guarantor of the Obligations, as determined by Agent, and (ii) to provide to Agent a joinder t o the Guaranty and Security Agreement, in each case, together with such other security agreements, as well as appropriate financing statements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first pr iority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided , that only 65% of the total outstanding voting Equity Interests of any Excluded Subsidiary described in clause (a) or (c) of the definition or Excluded Subsidiary, and (c) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 s hall constitute a Loan Document. 5.12 Further Assurances .. Each Loan Party will, and will cause each of the other Loan Parties to, a t any time upon the reasonable request of Agent, in writing, execute or deliver to Agent any and all financing statements, secur ity agreements, pledges, assignments, opinions of counsel, and all other documents (the “ Additional Documents ”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to bette r perfect Agent’s Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Doc uments. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time not to exceed 10 days following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request, in writing, from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substant ially all of the assets of the Loan Parties, including all of the outstanding capital Equity Interests of each Borrower and its Subsidiaries (in each case, other than with respect to any assets consisting of Excluded Collateral) pursuant to Section 3 of th e Guaranty and Security Agreement). 5.13 Location of Chief Executive Office .. Each Loan Party will, and will cause each of its Subsidiaries to, keep their respective chief executive offices only at the locations identified on Schedule 7 to the Guaranty and Sec urity Agreement. Each Loan Party will, and will cause each of its Subsidiaries to, use their commercially reasonable efforts to obtain Collateral Access Agreements for each of the locations identified on Schedule 7 to the Guaranty and Security Agreement.

95 5.14 OFAC; Sanctions; Anti - Corruption Laws; Anti - Money Laundering Laws .. Each Loan Party will, and will cause each of its Subsidiaries to, comply with all Sanctions, Anti - Corruption Laws and Anti - Money Laundering Laws. Each of the Loan Parties and its Subsidia ries will implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees and agents with, and each of the Loan Parties and their respecti ve Subsidiaries will comply with, all Sanctions, Anti - Corruption Laws and Anti - Money Laundering Laws .. 6. NEGATIVE COVENANTS. Each Loan Party covenants and agrees that, until termination of all of the Commitments and the payment in full of the Obligations: 6.1 Ind ebtedness .. Each Loan Party will not, and will not permit any of its Subsidiaries to, c reate, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted I ndebtedness. 6.2 Liens .. Each Loan Party will not, and will not permit any of its Subsidiaries to, c reate, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens. 6.3 Restrictions on Fundamental Changes .. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) Other than the Closing Date Merger, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for (i) any merger between Loan Parties; provided , that a Borrower must be the surviving entity of any such merger to which it is a party, (ii) any merger between a Loan Party and a Subsidiary of such Loan Party that is not a Loan Party so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger between Subsidiaries of any L oan Party that are not Loan Parties, (b) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non - operating Subsidiaries of any Loan Party with nominal assets and nominal liabilitie s, (ii) the liquidation or dissolution of a Loan Party (other than any Borrower) or any of its wholly - owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiar y are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of any Loan Party that is not a Loan Party (other than any such Subsidiary the Equity Interests of which (or any portion thereo f) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving, (c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4, or (d) change its classification/status for U.S. federal income tax purposes. 6.4 Disposal of Assets .. Other than Perm itted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9 , each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its or their assets (inc luding by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division”) ..

96 6.5 Nature of Business .. Each Loan Party will not, and will not permit any of its Subsidiaries to, m ake any material change in the nature of i ts or their business as described in Schedule 6.5 to this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided , that the foregoing shall not prevent any Loan Party and its Subsid iaries from engaging in any business that is reasonably related or ancillary to its or their business. 6.6 Prepayments and Amendments .. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) except in connection with Refinancing Indebtednes s permitted by Section 6.1 , (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted In tercompany Advances or (D) Indebtedness under the 2026 Notes Indenture and other Indebtedness so long as, in each case, each of the Payment Conditions shall be satisfied, or (ii) make any mandatory payments of principal in respect of the 2026 Notes Indebtednes s if, as of the date of any such payment, or after giving effect thereto, an Event of Default shall exist , or (b) Directly or indirectly, amend, modify, or change any of the terms or provisions of: (i) any agreement, instrument, document, indenture, or other writi ng evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, (D) Indebtedness in respect of the 2026 Notes Documents to the extent expressly permitted pursuant to the Intercreditor Agreement, and (E) Indebtedness permitted under clauses (c) , (e) and (f) of the definition of Permitted Indebtedness, or (ii) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, ei ther individually or in the aggregate, would reasonably be expected to be materially adverse to the interests of the Lenders. 6.7 Restricted Payments; Management Fees .. Each Loan Party will not, and will not permit any of its Subsidiaries to, m ake any Restric ted Payment; provided , that so long as it is permitted by law: (a) So long as Parent is a “pass - through” tax entity for United States federal income tax purposes, and after first providing such supporting documentation as Agent may request, Parent may declare and pay distributions in the amount of the Pass - Through Tax Liabilities. (b) (i) Each Subsidiary of a Loan Party may make Restricted Payments to any Loan Party and (ii) each Subsidiary of a Loan Party that is not a Loan Party may make Restricted Payments to a nother Subsidiary that is not a Loan Party. (c) Parent may make other Restricted Payments; provided , that , each of the Payment Conditions shall be satisfied. (d) Parent may pay management fees to MSD Capital LP and its Affiliates in an aggregate amount not to exceed $250,000 per calendar year, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom.

97 (e) The Loan Parties may consummate repurchases, redemptions or other acquisitions or r etirements for value of Equity Interests made or deemed to be made in connection with any exercise, vesting, settlement or exchange, as applicable, of stock options, warrants, restricted stock, restricted stock units or other similar rights in an aggregate amount not to exceed $5,000,000 during any calendar year and $15,000,000 during the term of this Agreement, provided , that , each of the Payment Conditions shall be satisfied. (f) So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Parent may make other Restricted Payments with proceeds received by Parent from the sale of Equity Interests of Parent other than proceeds of Specified Equity Contributions; provided that any such Restricted Payments are made no later than 30 days after such proceeds have been received by Parent. 6.8 Accounting Methods .. Each Loan Party will not, and will not permit any of its Subsidiaries to, m odify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP). 6.9 Investments .. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments. 6.10 Transactions with Affiliates .. Each Loan Party will not, and will not permit any of its Subsidiaries to, d irectly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Par ty or any of its Subsidiaries except for: (a) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non - Affiliate, (b) any indemnity provided for the benef it of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (c) the payment o f reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business and consistent with industry practice so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (d) (i) transactions solely among the Loan Parties, and (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, (e) transactions permitted by Section 6.3 , Section 6.7 , or Section 6.9 , (f) Permitted Indebtedness constituting Subordinated Indebtedness owing to Affiliates, or (g) agreements for the non - exclusive licensing of intellectual property, or distributio n of products, in each case, among the Loan Parties and their Subsidiaries for the purpose of the counterparty thereof operating its business, and agreements for the assignment of intellectual property from any Loan Party or any of its Subsidiaries to any Loan Party , or ..

98 (h) the Term Loan Agreement and the transactions contemplated thereby to the extent any such Affiliate is an “Affiliated Lender” as defined in the Term Loan Agreement. 6.11 Use of Proceeds .. Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than (a) on the Closing Date, (i) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan D ocuments, and the other Transactions, in each case, as set forth in the Flow of Funds Agreement, (ii) to consummate the Refinancing, and (iii) after application of the proceeds of loans under the Term Loan Agreement, to pay a portion of the merger consider ation in respect of the Closing Date Merger [reserved] , and (b) thereafter, consistent with the terms and conditions hereof, for their lawful and permitted purposes; provided that (x) no part of the proceeds of the loans made to Borrowers will be used to pu rchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (y) no part of the procee ds of any Loan or Letter of Credit will be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Enti ty or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person), or in any other manner that would result in a violation of Sanctions by any Person, and (z) no part of the proceeds of any Loan or Let ter of Credit will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti - Corruption Laws or Ant i - Money Laundering Laws. 6.12 Limitation on Issuance of Equity Interests .. E xcept for the issuance or sale of Qualified Equity Interests by Parent, each Loan Party will not, and will not permit any of its Subsidiaries to, issue or sell any of its Equity Intere sts. 7. FINANCIAL COVENANT. 7.1 Fixed Charge Coverage Ratio .. Each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations, Borrowers will maintain a Fixed Charge Coverage Ratio, calculated on a trailing twelve month basis and measured as of the last day of each calendar month during any Covenant Testing Period (including the last day thereof), in each case of at least 1.00 to 1.00. 7.2 Right to Cure .. (a) Notwithstanding anything to the contrary cont ained in Section 7.1, subject to Section 7.2(b), in the event that Borrowers fail to comply with the requirements of Section 7.1 with respect to any fiscal period, after the end of such fiscal period until the expiration of the tenth (10th) Business Day su bsequent to the date on which financial statements with respect to the fiscal period for which such covenant is being measured are required to be delivered, any Person (other than a Loan Party) shall have the right to make a Specified Equity Contribution t o Parent (collectively, the “ Cure Right ”), and so long as Parent actually receives cash (the “ Cure Amount ”) pursuant to the exercise of such Cure Right no later than ten (10) Business Days after the date on which financial statements with respect to the fi scal period for which such covenant is being measured are required to be delivered), then the amounts for purposes of determining compliance with the covenant in Section 7.1 shall be recalculated giving effect to the following pro forma adjustments: (i) EBITDA shall be increased, solely for the purpose of determining compliance with the covenant in Section 7.1 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

99 (ii) if, after giving effect to the foregoing recalculations, t he Borrowers shall then be in compliance with the requirements of Section 7.1, the Borrowers shall be deemed to have satisfied the requirements of Section 7.1 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and any applicable breach or default of Section 7.1 that had occurred shall be deemed cured for purposes of this Agreement. (b) Limitation on Exercise of Cure Right .. Notwithstanding anything herein to the contrary contained herein or in any Loan Document, (i) no Lender shall be required to make any Loans and no Issuing Bank shall be required to issue or amend any Letters of Credit, in each case, during the ten (10) Business Day period referred to above, (ii) in each twelve (1 2) consecutive fiscal month period there shall be a period of six (6) consecutive fiscal months in which the Cure Right is not exercised, (iii) the Cure Amount shall be no greater than one hundred (100%) percent of the amount required for purposes of comp liance with Section 7.1 as provided above, (iv) the Cure Right shall not be exercised more than four (4) times during the term of this Agreement, (v) all Specified Equity Contributions shall be disregarded for purposes of determining any pricing, any finan cial ratio - based conditions or any baskets or threshold under this Agreement, and (vi) no Specified Equity Contribution shall result in any reduction of Indebtedness for purposes of calculating compliance with any financial covenant under this Agreement. 8. E VENTS OF DEFAULT. Any one or more of the following events shall constitute an event of default (each, an “ Event of Default ”) under this Agreement: 8.1 Payments .. If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due to the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion th ereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days, (b) all or any portion of the principal of the Obligations, or (c) any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit which have not been paid through a Revolving Loan; 8.2 Covenants .. If any Loan Party or any of its Subsidiaries : (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6 , 5.1 , 5.2 , 5.3 (solely if any Borrower is not in existence in its jurisdiction of organization), 5.5 (solely with respect to F.I.C.A., F.U.T.A., federal inco me taxes and any other taxes or assessments the non - payment of which may result in a Lien having priority over Agent’s Liens), 5.6 , 5.7 , 5.11 , 5.13 or 5.14 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement (subject to t he Cure Right), or (iv) Section 7 of the Guaranty and Security Agreement; (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in existence in its jurisdiction of organization), 5.4 , 5.5 (other than F.I.C.A., F.U.T.A., federal income taxes and any other taxes or assessments the non - payment of which may result in a Lien having priority over Agent’s Liens), 5.8 , 5.10 and 5.12 of this Agreement and such failure continues for a period of fifteen (15) days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the

100 subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; 8.3 Judgments .. If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $5,000,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant t o which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of thirty consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; 8.4 Voluntary Bankruptcy, Etc .. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries; 8.5 Involuntary Bankruptcy, Etc .. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolven cy Proceeding is not dismissed within sixty calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial porti on of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein; 8.6 Default under Other Agreements .. If (a) an “event of default” occurs under the 2026 Notes Documents or (b) there is a default i n one or more other agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $5,000,000 or more (other than In debtedness under the 2026 Notes Documents), and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder, or (c) a default in or an involuntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party and any Lender is a counterparty, or (d) a default in or an inv oluntary early termination of one or more Hedge Agreements to which a Loan Party or any of its Subsidiaries is a party and a Bank Product Provider is not a counterparty and, in either event under this clause (d), the swap termination costs to be paid by su ch Loan Party or Subsidiary to the counterparty in accordance with the terms of such Hedge Agreement are $2,000,000 or more; 8.7 Representations, Etc .. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Documen t or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; 8.8 Guaranty .. If the obligation of any Guarantor under the guaranty contained in the Guaranty and Security Agreement or under any other guaranty in favor of Agent is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such g uaranty;

101 8.9 Security Documents .. If the Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, (except to the extent of Permitted Liens which are no n - consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness or the interests of lessors under Capital Leases) first priority Lien on the Collateral covered thereby, or such Lien shall for any reason cease to be a perfected and first priority Lien (except to the extent of Permitted Liens which are non - consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness or the interests of lessors under Capital Leases), except (a) as a result of a disposition of the applicab le Collateral in a transaction permitted under this Agreement, (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time, $2,500,000 or (c) pursuant to the terms of the Intercreditor Agreement; 8.10 Loan D ocuments .. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; 8.11 Change of Control .. A Change of Control shall occur, whether directly or indirectly; 8.12 ERISA .. (i) The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such fa ilure could reasonably be expected to result in liability to any Loan Party in excess of $1,000,000, or (b) an ERISA Event, which could reasonably be expected to result in liability to any Loan Party in excess of $1,000,000, either individually or in the a ggregate; or 8.13 Subordination; Intercreditor Agreement .. (a) The provisions of the Intercreditor Agreement shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against the 2026 Notes Trustee, or (b) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (together with similar provisions of the Intercreditor Agreement, collectively, the “ Subordination Provisions ”) shall, in whole or in part, terminate, c ease to be effective or cease to be legally valid, binding and enforceable against any holder of such Subordinated Indebtedness; or (c) any Person shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceabi lity of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Loan Parties, or (C) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any Subordination Provisions applicable thereto. 9. RIGHTS AND REMEDIES. 9.1 Rights and Remedies .. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) below by written notice to Lead Borrower), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any on e or more of the following: (a) by written notice to Lead Borrower, (i) declare the Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower

102 and (ii) direct Borrowers to provide (and Borrowers agree that upon receipt of such notice Borrowers will provide) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit; (b) by written notice to Lead Borrower, declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Lender hereunder to make Revolving Loans, and (ii) the obligation of Issuing Bank to issue Letters of Credit; and (c) exercise all other rights and remedies available to Agent or Lenders under the Loan Documents or applicable law. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5 , in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by the Lender Group, the Commitments shall automatically termin ate and the Obligations (other than the Bank Product Obligations), inclusive of all accrued and unpaid interest thereon and all fees and all other amounts owing under this Agreement or under any of the other Loan Documents, shall automatically and immediat ely become due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower. 9.2 Remedies Cumulative .. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exer cise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence b y it. 10. WAIVERS; INDEMNIFICATION. 10.1 Demand; Protest; etc .. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable. 10.2 The Lender Group’s Liability for Collateral .. Each Borrower hereby agrees that: (a) so long as Agent complies wi th its obligations, if any, under the UCC, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (i ii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties. 10.3 Indemnifica tion .. Each Loan Party shall pay, indemnify, defend, and hold the Agent - Related Persons, the Lender - Related Persons, the Issuing Bank and each Participant (each, an “ Indemnified Person ”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys (limited to a single counsel for the Lender Group, one local counsel for the Lender Group in each appropriate jurisdiction and, in the case of an actual or perceived conflict of interest involving an Indemnified Person, one counsel for such Indemnified Person), experts, or consultants and all other costs and expenses actually incu rred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or

103 as a result of or related to the execution and delivery (provided that Loan Parties shall not be liable for costs and expenses (including attorneys’ fees) of any Lender (other than Wells Fargo) incurred in advising, structuring, drafting, reviewin g, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or the reby or the monitoring of Loan Parties’ compliance with the terms of the Loan Documents ( provided , that , the indemnification in this clause (a) shall not extend to (i) disputes solely between or among Lenders, (ii) disputes solely between or among Lenders and their respective Affiliates; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not Lenders unless the dispute involves an act or omission of a Loan Party) relative to disputes between or among Agent o n the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any Taxes or any costs attributable to Taxes, which shall be governed by Section 16.1 ), (b) with respect to any actual or prospective investigation, li tigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit, or the use of the proceeds of any Loans or Letters of Credit provided hereunder (irrespective of whether any Indemnifi ed Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of Loan Parties (each and all of the foregoing, the “ Indemnified Liabilities ”). The forego ing to the contrary notwithstanding, Loan Parties shall have no obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Person or its Affiliates, or its or their respective officers, directors, employees, attorneys, or agents, or from a material breach of the material obligations of such Indemnified Person und er the Loan Documents. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which L oan Parties were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Loan Parties with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON ; PROVIDED , THAT, THE FOREGOING INDEMNITY SHALL NOT APPLY IF A COURT OF COMPETENT JURISDICTION ENTERS A FINAL NON APPEALABLE JUDGMENT THAT SUCH INDEMNIFIED LIABILITIES HAVE RESULTED PRIMARILY FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON OR ITS OFFICERS, DI RECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS .. 11. NOTICES. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational do cuments which may be sent by first - class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may de signate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Agent, as the case may be, they shall be sent to the respective address set forth below: If to any Loan Party: c/o Independence Contract Drilling, Inc .. 20475 State Highway 249

104 Suite 300 Houston, TX, 77070 Attn: Anthony Gallegos Fax No. 713 - 800 - 7417 with copies to: Sidley Austin LLP 1000 Louisiana Street Suite 6000 Houston, TX 77002 Attn: David Buck Fax No. 713 - 495 - 7799 If to Agent: Wells Fargo Bank, National Association 14241 Dallas Parkway, 9th Floor Dallas, Texas 75254 - 2936 Attn: Loan Portfolio Manager Fax No.: 866 - 598 - 5212 with copies to: OTTERBOURG P.C. 230 Park Avenue New York, New York 10169 Attn: Thomas P. Duignan, Esq. Fax No.: 212 - 682 - 6104 Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11 , shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided , that , (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 12. CHOICE OF LAW A ND VENUE; JURY TRIAL WAIVER. (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF A ND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK ; PROVIDED , HOWEVER , THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PRIORITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING

105 ENFORCEMENT OF ANY LIENS IN COLLATER AL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, T O THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED , THAT , ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JUR ISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRI NE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b) .. (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPEC TIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR S TATUTORY CLAIMS. EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COP Y OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF N EW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. 13.1 Assignments and Participations .. (a) Subject to the conditions set forth in Section 13.1(a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each , an “ Assignee ”), with the prior written consent (such consent not be unreasonably withheld or delayed) of:

106 (i) Lead Borrower; provided, that, (A) no consent of Lead Borrower shall be required (1) if an Event of Default exists or has occurred and is continuing , or (2) in connection with an assignment to a Related Fund or to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender and (B) Borrowers shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Agent within five (5) Business Days after having received notice thereof; and (ii) Agent and Issuing Bank. (b) Assignments shall be subject to the following additional conditions: (i) no assignment may be made (i) as long as no Event of Default has oc curred and is continuing, any Disqualified Lender, or (ii) to a natural person, (ii) no assignment may be made to a Loan Party, an Affiliate of a Loan Party, any holder of Subordinated Indebtedness, (iii) the amount of the Commitments and the other rights and obligat ions of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless w aived by Agent) of $5,000,000 (except such minimum amount shall not apply to (A) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender, or (B) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000), (iv) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (v) the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that, Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such L ender and the Assignee, (vi) unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500; (vii) the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questi onnaire in a form approved by Agent (the “ Administrative Questionnaire ”); and (c) From and after the date that Agent notifies the assigning Lender (with a copy to Lead Borrower) that it has received an executed Assignment and Acceptance and, if applicable, pa yment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “ Lender ” and shall have the r ights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, rel inquish its rights (except with respect to Section 10.3 and Section 16 ) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided , however , that nothing contained herein shall release

107 any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a) .. (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representatio ns made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representati on or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) suc h Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers a s are reasonably incidental thereto, (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (e) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b) , this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment o f the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto. (f) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “ P articipant ”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “ Originating Lender ”) hereunder and under the other Loan Documents; provided , that , (i) the Originating Le nder shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunde r shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obli gations, (iii) Borrowers, Agent, and Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall t ransfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or wa iver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of any of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decrease the amount or postpones the due dates of scheduled prin cipal repayments or prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold (i) as long as no Event

108 of Default has occurred and is continuing, any Disqualified Lender, or (ii) to a natural person, and (vi ) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payabl e upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest wer e owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the othe r Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections of Loan Parties, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of deci sions by Lenders among themselves. (g) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9 , disclose all documents and information which it now or hereafter may have relating to the Loan Parties and their Subsidiaries and their respective businesses. (h) Any other provision in this Agreement notwithstanding, any Len der may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided , that , no such pledge shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (i) Agent shall have the right, and each Loan Party hereby expressly authorizes Agent, to provide the list of Disqualified Lenders provided by Borrowers and any updates thereto from time to time (collectiv ely, the “DQ List”) to each Lender requesting the same and such Lender may so provide the DQ List to any potential assignees or participants. 13.2 Successors .. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided , that , Borrowers may not assign this Agreement or any rights or duties hereunder without Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by Lenders shall re lease Borrowers from their obligations hereunder. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1 , no consent or approval by any Loan Party is required in connection with any such assignment. 14. AMENDMENTS; WAIVERS. 14.1 Amendments and Waivers .. (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by Loan Parties therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Le nders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided , that , no such waiver, amendment, or consent shall,

109 unless i n writing and signed by all of Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following: (i) increase the amount of or extend the expiration date of any Commitment of any Lender or amend, modify, or eliminat e the last sentence of Section 2.4(c) , (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document, (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (A) in connection with the waiver of applicability of Section 2.6(c) (which waiver shal l be effective with the written consent of the Required Lenders), and (B) that any amendment or modification of defined terms used in the financial covenant in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees f or purposes of this clause (iii)); (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders, (v) amend, modify, or eliminate Section 15.11 , (vi) other than as permitted by Section 15.11 , releas e Agent’s Lien in and to any of the Collateral, (vii) amend, modify, or eliminate the definition of “Required Lenders” , “Supermajority Lenders” or “Pro Rata Share”, (viii) contractually subordinate any of Agent’s Liens (other than as expressly permitted pursuant to th e Intercreditor Agreement), (ix) other than in connection with a merger, amalgamation, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or all or substantially all of the G uarantors from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents, (x) amend, modify, or eliminate any of the provisi ons of Section 2.4(b)(i) , (ii) or ( iii ). (xi) amend, modify, or eliminate any of the provisions of Section 13.1(a) to permit a Loan Party, an Affiliate of a Loan Party, Parent, or an Affiliate of Parent to be permitted to become an Assignee. (b) No amendment, waive r, modification, elimination, or consent shall, without written consent of Agent, Borrowers and the Supermajority Lenders, amend, modify, or eliminate the definition of Borrowing Base or any of the defined terms (including the definitions of Eligible Accou nts) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, but not otherwise, or change Section 2.1(c) .. (c) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive (i) the definition of, or any of the terms or provisions of, any Fee Letter, without the written consent of Agent and Lead Borrower (and shall not require the written consent of any of Lenders), and (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Lead Borrower, and the Required Lenders,

(d) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Bank, or any other rights or duties of Issuing Bank under this Agreement or the other Loan Documents, without the written consent of Issuing Bank, Agent, Lead Borrower, and the Required Lenders,

(e) [Reserved],

(f) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Loan Parties, shall not require consent by or the agreement of any Loan Party, ~~and~~ (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender~~.~~, (iii) any amendment contemplated by Section 2.12(d)(iii) of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by such Section 2.12(d)(iii) hereof and (iv) any amendment contemplated by Section 2.6(g) of this Agreement in connection with the use or administration of Term SOFR shall be effective as contemplated by such Section 2.6(g).

14.2 Replacement of Certain Lenders.

(a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Lead Borrower or Agent, upon at least five (5) Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a "Non-Consenting Lender") or any Lender that made a claim for compensation (a "Tax Lender") with one or more Replacement Lenders, and the Non-Consenting Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than fifteen (15) Business Days after the date such notice is given.

(b) Prior to the effective date of such replacement, the Non-Consenting Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (i) all interest, fees and other amounts that may be due in payable in respect thereof, (ii) an assumption of its Pro Rata Share of participations in the Letters of Credit, and (iii) Funding Losses). If the Non-Consenting Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non-Consenting Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-Consenting Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1. Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Non-Consenting Lender or Tax Lender, as applicable, hereunder and under the

110

111 other Loan Documents, the Non - Consenting Lender or Tax Lender, as applicable, shall remain obligated to make the Non - Consenting Lender’s or Tax Lender’s, as applicable, Pro Rata Share of Advances advances and to purchase a participation in e ach Letter of Credit, in an amount equal to its Pro Rata Share of such Letters of Credit. 14.3 No Waivers; Cumulative Remedies .. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or dela y by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasi on shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Loan Parties of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have. 15. AGENT; THE LENDER GROUP. 15.1 Appointment and Authorization of Agent .. Each Lender hereby designates and appoints Wells Fargo as its agent under this Agreement and the other Loa n Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of Lenders (and the Bank Product Providers) on the conditions contained in this Section 15 .. Any provision to the contrary contained el sewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary re lationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any appl icable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Ban k Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreem ent and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of the Loan Parties, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, or to take any other action with respect t o any Collateral or Loan Documents which may be necessary to perfect, and maintain perfection of, the security interests and Liens upon Collateral pursuant to the Loan Documents, (c) make Advances advances , for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of the Loan Parties as provided in the Loan Documents, (e) open and maintain such bank accounts and cash

112 management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of the Loan Parties, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Loan Par ties, the Obligations, the Collateral, the Collections of the Loan Parties, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performan ce and fulfillment of its functions and powers pursuant to the Loan Documents. 15.2 Delegation of Duties .. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be ent itled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or wi llful misconduct. 15.3 Liability of Agent .. None of the Agent - Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of Lenders (or Bank Product Providers) for any recital, statement, representation or warranty made by the Loan Parties or Affiliates, or any offi cer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loa n Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Loan Parties or any other party to any Loan Document to perform its obligations hereunder or ther eunder. No Agent - Related Person shall be under any obligation to any Lenders (or Bank Product Providers) to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loa n Document, or to inspect the books and records or properties of the Loan Parties. No Agent - Related Person shall have any liability to any Lender, any Loan Party or any of their respective Affiliates if any request for a Loan, Letter of Credit or other ex tension of credit hereunder was not authorized by the applicable Borrower. Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applica ble law or regulation. 15.4 Reliance by Agent .. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of trans mission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including cou nsel to Loan Parties or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first r eceive such advice or concurrence of Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfacti on by Lenders (and, if it so elects, the Bank Product Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in r efraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders (and Bank P roduct Providers). 15.5 Notice of Default or Event of Default .. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment

113 of principal, interest, fees, and expense s required to be paid to Agent for the account of Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual know ledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4 , Agent shall take s uch action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9 ; provided , that , unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable. 15.6 Credit Decision .. Each Lender (and Bank Product Provider) acknowledges that none of the Agent - Related Persons has made any representat ion or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Loan Parties and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent - Related Person to any Lender (or Bank Pro duct Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent - Related Person and based on such due di ligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Loan Party or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent - Related Person and based on such documents and information as it shall deem appropriate at the time, continue to ma ke its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, propert y, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to Lenders by Agent, Agent shall not have any duty o r responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any other Person party to a L oan Document that may come into the possession of any of the Agent - Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or re sponsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to any Borrower, its Affiliates o r any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agr eement (or such Bank Product Provider entered into a Bank Product Agreement). 15.7 Costs and Expenses; Indemnification .. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfill ment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys’ fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Loan Parties are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and

114 directed to deduct and retain sufficient amounts from the Collections Loan Parties received by Agent to reimburse Agent for such out - of - pocket costs and expenses prior to the distribution of any amounts to Lenders (or Bank Product P roviders). In the event Agent is not reimbursed for such costs and expenses by Loan Parties, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s ratable thereof. Whether or not the transactions contemplated hereby ar e consummated, each of Lenders, on a ratable basis, shall indemnify and defend the Agent - Related Persons (to the extent not reimbursed by or on behalf of Loan Parties and without limiting the obligation of Loan Parties to do so) from and against any and al l Indemnified Liabilities; provided , however , that no Lender shall be liable for the payment to any Agent - Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (wheth er through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers .. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. 15.8 Agent in Individual Capacity .. Wells Fargo and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Loan Parties and their Affiliates and any other Person party to an y Loan Document as though Wells Fargo were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, eac h Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding Loan Parties or their Affiliates or any other Person party to any Loan Documents that is subject to c onfidentiality obligations in favor of Loan Parties or such other Person and that prohibit the disclosure of such information to Lenders (or Bank Product Providers), and Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include Wells Fargo in its individual capacity. 15.9 Successor Agent .. Agent may resign as Agent upon forty - five (45) days prior written notice to Lenders (unless such notice is waived by the Require d Lenders) and Lead Borrower (unless such notice is waived by Lead Borrower or a Default or Event of Default has occurred and is continuing) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Lead Borrower (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent from among Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as Issuing Bank, such resignation shall also operate to effectuate its resignation as Issuing Bank, and it shall automatically be relieved of any further obligation to issue Letters of Credit. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Lead Borrower, a successor Agent. If Agent has materially breached or failed to perform an y material provision of this Agreement or of applicable law, the Required Lenders (excluding Agent) may agree in writing to remove and replace Agent with a successor Agent from among Lenders with (so long as no Event of Default has occurred and is continui ng) the consent of Lead Borrower (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the

115 acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as Lenders appoint a successor Agent as provided for above. 15.10 Lender in Individual Capacity .. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in and generally engage in any kind of banking , trust, financial advisory, underwriting, or other business with Loan Parties and their Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and i ts respective Affiliates may receive information regarding Loan Parties or their or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Loan Parties or such other Person and that prohibit the disclosure o f such information to Lenders, and Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligation s, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. 15.11 Collateral Matters .. (a) Lenders hereby irrevocably authorize (and by entering into a Bank Product Ag reement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without furthe r inquiry), (iii) constituting property in which Loan Parties owned no interest at the time Agent’s Lien was granted nor at any time thereafter, (iv) constituting property leased to any Loan Party under a lease that has expired or is terminated in a transa ction permitted under this Agreement, or (v) to the extent the Agent is required to release its Lien on Note Priority Collateral pursuant to the Intercreditor Agreement. The Loan Parties and Lenders hereby irrevocably authorize (and by entering into a Ban k Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders and if practicable, following consultation with all Lenders, to (a) consent to, credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code or other Insolvency Laws, (b) credit bid or purc hase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the UCC, including pursuant to Sections 9 - 610 or 9 - 620 of the UCC or other I nsolvency Laws, or (c) credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance wit h applicable law. In connection with any such credit bid or purchase, the Obligations owed to Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliqu idated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of Agent to credit bid or purchase at such

116 sale or other disposition of the Collateral and, if such claims cannot be estimated without un duly delaying the ability of Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and Lenders and the Bank Product Providers whose Obligat ions are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Equity Interests of the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (x) if the release is of all or substantially all of the Collateral, all of Lenders (without requiring the authorization of the Bank Product Providers), or (y) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers). Upon request by Agent o r Lead Borrower at any time, Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11 ; provided , that , (1) a nything to the contrary contained in any Loan Documents notwithstanding, Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or e ntail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Loan Parties in respect of) all interests retained by Loan Parties, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Each Lender further hereby irrevocably authorizes (and by enterin g into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorizes) Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document (a) to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness or, subject to the Intercreditor Agreement, the obligations of Loan Parties under the 2026 Notes Documents and (b) to the extent Agent has the authority under this Sectio n 15.11 to release its Lien on such property. (b) Agent shall have no obligation whatsoever to any of Lenders (or the Bank Product Providers) to assure that the Collateral exists or is owned any Loan Party or is cared for, protected, or insured or has been enc umbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or that any particular items of Collateral meet the eligibility criteria applicable in resp ect thereof or whether to impose, maintain, reduce, or eliminate any particular reserve hereunder or whether the amount of any such reserve is appropriate or not, or to exercise at all or in any particular manner or under any duty of care, disclosure or fi delity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related there to, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise provided herein. (c) Lenders hereby authorize Agent to enter into the Intercreditor Agreement or other subordination or intercreditor agreement or arr angement permitted under this Agreement and Lenders acknowledge that any such subordination or intercreditor agreement is binding upon Lenders. 15.12 Restrictions on Actions by Lenders; Sharing of Payments .. (a) Each Lender agrees that it shall not, without the expre ss written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Loan Parties or any deposit accounts of Loan Parties now or hereafter maintained with such Lender. Each Lender further agrees that it shall not, unless

117 specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or ot herwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Le nders so that such excess payment received shall be applied ratably as among Lenders in accordance with their Pro Rata Shares; provided , that , to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those pu rchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. 15.13 Agency for Perfection .. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent or trustee (and each Lender hereby accepts (and by entering i nto a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the UCC can be perfected by poss ession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions. 15.14 Payments by Agent to Lenders .. All payments to be made by Agent to Lenders (or Bank Product Providers) shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations. 15.15 Concerning the Collateral and Related Loan Documents .. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Pro vider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such oth er powers that are reasonably incidental thereto, shall be binding upon all of Lenders (and such Bank Product Provider). 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information .. By becoming a party to this Agree ment, each Lender: (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report respecting Loan Parties (each, a “ Report ”) prepared by or at the request of Agent, and Agen t shall so furnish each Lender with such Reports,

118 (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report, (c) expr essly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Loan Parties and will rely significantly upon Loan P arties’ books and records, as well as on representations of Loan Parties’ personnel, (d) agrees to keep all Reports and other material, non - public information regarding Loan Parties and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9 , and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the in demnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemn ifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans hereunder, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, ac tions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Loan Parties to Agent that has not been contemporaneously provided by Loan Parties to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additi onal reports or information from Loan Parties, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Loan Parties the additional reports o r information reasonably specified by such Lender, and, upon receipt thereof from Loan Parties, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Loan Parties a statement regarding the Loan Account, Agent sh all send a copy of such statement to each Lender. 15.17 Several Obligations; No Liability .. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitme nts, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be re quired, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7 , no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. N o Lender shall be responsible to any Loan Party or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or o n its behalf, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein.

15.18 Sole Lead Arranger and Book Runner. The Sole Lead Arranger and Book Runner, in such capacity, shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to it in its capacity as a Lender, as Agent, or as Issuing Bank. Without limiting the foregoing, the Sole Lead Arranger and Book Runner, in such capacity, shall not have or be deemed to have any fiduciary relationship with any Lender or any Loan Party. Each Lender, Agent, Issuing Bank, and each Loan Party acknowledges that it has not relied, and will not rely, on the Sole Lead Arranger and Book Runner in deciding to enter into this Agreement or in taking or not taking action hereunder. The Sole Lead Arranger and Book Runner, in such capacity, shall be entitled to resign at any time by giving notice to Agent and Borrowers.

16. TAX MATTERS.

16.1 Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law, and in the event any deduction or withholding of Taxes is required, the applicable Loan Party shall make the requisite withholding, promptly pay over to the applicable Governmental Authority the withheld tax, and furnish to Agent as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Loan Parties. Furthermore, if any such Tax is an Indemnified Tax, the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made, including such deductions and withholdings applicable to additional sums payable under this Section 16.1, the applicable recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. The Loan Parties will promptly pay any Other Taxes or reimburse Agent for such Other Taxes upon Agent's demand. The Loan Parties shall jointly and severally indemnify each Indemnified Person (as defined in Section 10.3) (collectively a "Tax Indemnitee") for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including, without limitation, any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16.1) imposed on, or paid by, such Tax Indemnitee and all reasonable, documented out-of-pocket costs and expenses related thereto (including reasonable fees and disbursements of attorneys and other tax professionals), as and when they are incurred and irrespective of whether suit is brought, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority (other than Indemnified Taxes and additional amounts that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Tax Indemnitee). The obligations of the Loan Parties under this Section 16 shall survive the termination of this Agreement, the resignation and replacement of the Agent, and the repayment of the Obligations.

16.2 Exemptions.

(a) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) and the Administrative Borrower on behalf of all Borrowers one of the following before receiving its first payment under this Agreement:

(i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Administrative Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments as applicable);

119

120 (ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W - 8BEN or Form W - 8BEN - E, as applicable; (iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax bec ause it is effectively connected with a United States trade or business of such Lender or Participant, a properly completed and executed copy of IRS Form W - 8ECI; (iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W - 8IMY (including a withholding statement and copies of the tax certification documentation for its b eneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W - 8IMY); or (v) a properly completed and executed copy of any other form or forms, including IRS Form W - 9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax including any supplementary documentation as may be prescribed by applicable law. (b) Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in ci rcumstances which would modify or render invalid any claimed exemption or reduction. (c) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favo r of Agent and Borrowers, to deliver to Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exe mption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender’s reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, further, that nothing in this Sectio n 16.2(c) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invali d any claimed exemption or reduction. (d) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borr owers to such Lender or Participant, such Lender or Participant agrees to notify Agent and Administrative Borrower (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it i s no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent and Administrative Borrower will treat such Lender’s or such Participant’s documentation provided pursuant to Sectio n 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16.2(a) or 16.2(c) , if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its

121 participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto. (e) If a payment made to a Len der under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472( b) of the IRC, as applicable), such Lender shall deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by Agent (or, in the c ase of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Agent (or, in the case o f a Participant, the Lender granting the participation) as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the am ount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. 16.3 Reductions .. (a) If a Lender or a Participant is subject to an applicable withholding ta x, Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Sec tion 16.2(a) or 16.2(c) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such L ender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax. (b) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in t he case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriat e form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, di rectly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16 , together with all costs and expenses (including attorneys’ fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent. 16.4 Refunds .. If Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes to which the Loan Parties have paid additional amounts pursuant to this Section 16 , so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the Administrative Borrower on behalf of the Loan Parties (but only to the extent of payments made, or additional amounts paid, by the Loan Parties under this Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out - of - pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided , that , the L oan Parties, upon the request of Agent or such Lender, agrees to repay the amount paid over to the Loan Parties (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority, other than such penalties, interest or other c harges imposed as a

122 result of the willful misconduct or gross negligence of Agent or Lender hereunder as finally determined by a court of competent jurisdiction) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4 , the payment of which would place Agent or such Lender (or their Affiliates) in a less favorable net after - Tax position than suc h Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. 17. GENERAL PROVISIONS. 17.1 Effectiveness .. This Agreement shall be binding and deemed effective when executed by the applicable Loan Parties, Agent, and each Lender whose signature is provided for on the signature pages hereof. 17.2 Section Headings .. Headings and n umbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. 17.3 Interpretation .. Neither this Agreement nor any uncertainty or ambigui ty herein shall be construed against the Lender Group or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary m eaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 17.4 Severability of Provisions .. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determi ning the legal enforceability of any specific provision. 17.5 Bank Product Providers .. Each Bank Product Provider shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Documen t to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed A gent as its agent and to have accepted the benefits of the Loan Documents; it being understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a benefi ciary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of enter ing into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserve s are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to a ssume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the relevant Bank Product Provider. In the absence of an updated

123 certification, Agent shall be entitled to assume that the amount due and payable to the relevant Bank Product Provider is the amount last certified to Age nt by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrower may obtain Bank Products from any Bank Product Provider, although Borrower is not required to do so. Borrow er acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agr eements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Document s, including as to any matter relating to the Collateral or the release of Collateral or Guarantors. 17.6 Debtor - Creditor Relationship .. The relationship between Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of cre ditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. 17.7 Counterparts; Electronic Execution .. This Agreement ma y be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agree ment. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any oth er relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the s ame validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. Any party delivering an execut ed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart of this Agreement , but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability , and binding effect of this Agreement. The foregoing shall apply to each other Loan Document , and any notice delivered hereunder or thereunder, mutatis mutandis .. 17.8 Rev ival and Reinstatement of Obligations .. If the incurrence or payment of the Obligations by any Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be asserted, or declared, to be void or voidable un der any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “ Voidable Transfer ”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of the Lender Group related thereto, the liability of such Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though su ch Voidable

124 Transfer had never been made. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. 17.9 Confidentiality .. (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree th at material, non - public information regarding each Loan Party and its Subsidiaries, their operations, assets, and existing and contemplated business plans (“ Confidential Information ”) shall be treated by Agent and Lenders in a confidential manner, and shal l not be disclosed by Agent and Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), “ Lender Group Representatives ”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affil iates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9 , (iii) as may be required by re gulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided , that , (x) prior to any disclosur e under this clause (iv), the disclosing party agrees to provide Lead Borrower with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Lead Borrower p ursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation, and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such sta tute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Lead Borrower, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Lead Borrower with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to prov ide such prior written notice to Lead Borrower pursuant to the terms of the subpoena or other legal process, and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Government al Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement, provided that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive s uch Confidential Information hereunder subject to the terms of this Section, (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights o r duties of such parties under this Agreement or the other Loan Documents; provided , that , prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than Loan Parties, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Lead Borrower with prior written notice thereo f, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. (b) Anything in this Agreement to the contrary notwithstanding, Agent may (i) only aft er consulting with the Lead Borrower, provide customary information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services, and (ii) only after consulting with the Lead Borrower , use the name, logos, and other insignia of Borrowers and the Loan Parties and the Commitments provided hereunder in any “tombstone” or comparable advertising, on its website or in other marketing materials of Agent.

125 17.10 Lender Group Expenses .. Borrowers agr ee to pay the Lender Group Expenses on the earlier of (a) the first day of the month following the date on which such Lender Group Expenses were first incurred, or (b) the date on which demand therefor is made by Agent. Borrowers agree that its obligation s contained in this Section 17.10 shall survive payment or satisfaction in full of all other Obligations. 17.11 Survival .. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwith standing that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long a s the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit (unless Collateralized collateralized ) is outstanding and so long as the Commitments have no t expired or terminated. 17.12 Patriot Act .. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that i dentifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. In addition, Agent and each Lender shall have t he right to periodically conduct due diligence on all Loan Parties, their senior management and key principals and legal and beneficial owners .. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account of Borrowers. 17.13 Integration .. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any cred it extended hereunder, except as otherwise expressly provided in such Bank Product Agreement. 17.14 Keepwell .. Each Qualified ECP Guarantor party hereto hereby jointly and severally (i) absolutely, unconditionally and irrevocably undertakes to provide such fund s or other support as may be needed from time to time by each other Loan Party to guaranty and otherwise honor all Obligations in respect of Swap Obligations ( provided , however , that each Qualified ECP Guarantor shall only be liable under this Section 17.1 4 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 17.14 , or otherwise under the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer , and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 17.14 shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 17.14 consti tute, and this Section 17.14 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(17)(A)(v)(II) of the Commodity Exchange Act. 17.15 Judgment Currency .. If, for the purp oses of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Agent co uld

126 purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to Agent or any Lender hereunder or under the other Loan D ocuments shall, notwithstanding any judgment in a currency (the “ Judgment Currency ”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “ Agreement Currency ”), be discharged only to the exten t that on the Business Day following receipt by Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agr eement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notw ithstanding any such judgment, to indemnify Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Agent or any Lender in such currency, Agent or such Len der, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law). 17.16 Parent as Administrative Agent for Borrowers .. Each Loan Party hereby irrevocably appoints Paren t as the borrowing agent and attorney - in - fact for all Loan Parties (“ Administrative Borrower ”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Loan Party that such appoi ntment has been revoked and that another Loan Party has been appointed Administrative Borrower (which appointment is subject to the approval of Agent not to be unreasonably withheld). Each Loan Party hereby irrevocably appoints and authorizes Administrati ve Borrower (a) to provide Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction p rovided by Administrative Borrower shall be deemed to be given by the Loan Parties hereunder and shall bind each Loan Party), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Loan Party), and (c) to take such action as Administrative Borrower deems appropriate on its behalf to obtain Loans and Letters of Cr edit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done so lely as an accommodation to the Loan Parties in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Loan Party as a result he reof. Each Loan Party expects to derive benefit, directly or indirectly, from the handling of the Loan Accounts and the Collateral in a combined fashion since the successful operation of each Loan Party is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Loan Party hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Loan Party or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Accounts and Collateral of Loan Parties as herei n provided, or (ii) the Lender Group’s relying on any instructions of Lead Borrower, except that Loan Parties will have no liability to the relevant Agent - Related Person or Lender - Related Person under this Section 17.16 17.21 with respect to any liability t hat has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, bad faith or willful misconduct of such Agent - Related Person or Lender - Related Person, as the case may be.

127 17.18 “Know Your Customer” Checks .. Without limiting any other provision set forth in this Agreement: (a) If (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement; (ii) any change in t he status of any Loan Party after the date of this Agreement; or (iii) a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges Age nt or any Lender (or, in the case of clause (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Loan Party s hall promptly upon the request of Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in clause (iii) above, on behalf of any prospective new Lender) in order for Agent, such Lender or, in the case of the event described in clause (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all neces sary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents. (b) Each Lender shall promptly upon the request of Agent supply, or procure the supply of, such documen tation and other evidence as is reasonably requested by Agent (for itself) in order for Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant t o the transactions contemplated in the Loan Documents. 17.19 Acknowledgment Acknowledgement and Consent to Bail - In of EEA Affected Financial Institutions .. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or und erstanding among any such parties, each party hereto acknowledges that any liability of any EEA Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write - down and conversion powers of an EEA the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write - Down and Conversion Powers by an EEA the applicable Resolution Authority to any such liabilities arising hereu nder which may be payable to it by any party hereto that is an EEA Affected Financial Institution; and (b) the effects of any Bail - In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that su ch shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write - Down and Conversion Powers of any EEA the applicable Resolution Authority. 17.20 Conflicts with Intercreditor Agreement .. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of any other Loan Documents, the terms of the Intercreditor Agreement shall control.

128 17.21 Acknowledgement Regarding Any Supported QFCs .. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC ( such support, “ QFC Credit Support ” and each such QFC a “ Supported QFC ”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd - Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “ U.S. Special Resolution Regimes ”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Suppo rted QFC (each, a “ Covered Party ”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and suc h QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Support ed QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes su bject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 17.22 Erroneous Payments .. (a) Eac h Lender, each Issuing Bank, each other Bank Product Provider and any other party hereto hereby severally agrees that if (i) Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any Bank Product Provid er (or the Lender which is an Affiliate of a Lender, Issuing Bank or Bank Product Provider) or any other Person that has received funds from Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or Bank Product P rovider (each such recipient, a “Payment Recipient”) that Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipi ent (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepay ment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliate s) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be pr esumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.21(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneo us Payment ”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require Agent to provide any of the notices specified in cl auses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set - off or recoupment with respect to any demand, claim or

129 countercl aim by Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Agent and shall be segregated by the Pay ment Recipient and held in trust for the benefit of Agent, and upon demand from Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and inc luding the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Agent for any reason, after demand therefor by Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of Agent and upon Agent’s written notice to such Lender (i) such Lender s hall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to Agent or, at the option of Age nt, Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment of the Loans (but not Commitments) of the Err oneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneo us Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any r equirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient f rom any source, against any amount due to Agent under this Section 17.21 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a p ayment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised

130 of funds received by Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfa ction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 17.21 shall survive the resignation or replacement of Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfa ction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) The provisions of this Section 17.21 to the contrary notwithstanding, (i) nothing in this Section 17.21 will constitute a waiver or release of any claim of any part y hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in immediately available funds the Erroneous Payment Return Deficiency, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a p ayment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of Agent Assignee and shall not constitute a recovery of t he Erroneous Payment). [Signature pages to follow.]

7109971.6 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written. INDEPENDENCE CONTRACT DRILLING, INC. By:_____________________________ Name: Philip A. Choyce Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary PATRIOT SARATOGA MERGER SUB, LLC , as effective prior to the Merger By:_____________________________ Name: Philip A. Choyce Title: President and Secretary ICD OPERATING LLC , as successor in interest to Patriot Saratoga Merger Sub, LLC and as effective following consummation of the Merger By:_____________________________ Name: Philip A. Choyce Title: President and Secretary

7109971.6 AGENT, LENDER, AND ISSUING BANK: WELLS FARGO BANK, NATIONAL ASSOCIATION By:_____________________________ Name: __________________________ Title: ___________________________

Schedule 4.1(b) Capitalization of Loan Parties Loan Party Classes and # of Authorized Equity Interests No. Shares/ % Interest Issued and Outstanding Independence Contract Drilling, Inc. 1 100,000,000 250,000,000 shares of common stock $157,500,000 2026 Senior Secured PIK Toggle Convertible Notes 13,617,000 shares issued and outstanding (publicly traded) 75,005,422 owned by public holders Owned 50.5% by MSD Partners and affiliates and 49.5% by Glendon Capital Management LLC Patriot Saratoga Merger Sub, Sidewinder Drilling LLC 100% membership interests 100% of membership interests held by ICD prior to Parent following the Merger ICD Operating LLC 100% membership interests 100% of membership interests held by ICD following the Merger 1 This amount will be adjusted upward by the vesting of outstanding equity awards underlying awards granted under the Company’s 2012 Omnibus Long - Term Incentive Plan or other stock - compensation plan that may be approved in the future by the Company’s Board of Directors.

Schedule 4.1(c) Capitalization of Subsidiaries of Loan Parties Subsidiary Name # and Classes of Authorized Equity Interests % of Interests held by Loan Parties Patriot Saratoga Merger Sub, Sidewinder Drilling LLC 100% membership interests 100% of membership interests held by ICD prior to Parent following the Merger ICD Operating LLC 100% membership interests 100% of membership interests held by ICD following the Merger As of the Closing Amendment No. 5 Effective Date, there are no Non - Loan party non - Loan Party subsidiaries.

Schedule 4.1(d) Subscriptions, Options, Warrants, Calls ICD Parent has issued options , restricted stock units, stock appreciation rights to purchase common stock as described in the footnotes to ICD’s Parent’s audited financial statement for the year ended December 31, 2017 2022 and unaudited financial statements for the six months ended June 30, 2022 .. ICD will grant restricted stock units to Anthony Gallegos at closing of the Merger, as described in his employment agreement on file with the Securities and Exchange Commission .. ICD will grant restricted stock units in the amount of $100,000 to James Minmier at closing of the Merger. Grants of restricted stock and restricted stock units approved by ICD’s Parent’s Board of Directors under the Company’s 2012 2019 Omnibus Long - Term I ncentive Plan, or other plans approved by ICD’s Parent’s Board of Directors and stockholders. Shares to be issued upon conversion of the Company’s 2026 Senior Secured PIK Toggle Convertible Notes.